Exhibit 10.3

PURCHASE AGREEMENT

dated April 30, 2018

among

VIVUS, INC.

and

THE PURCHASERS  NAMED HEREIN

10.375%  SENIOR SECURED NOTES DUE 2024

Table of Contents

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Section 6.15	Payment of Commitment Fee	23
Section 6.16	Convertible Notes Transaction	23

	ARTICLE VII
	ADDITIONAL COVENANTS

Section 7.1	DTC	23
Section 7.2	Certain Expenses	23
Section 7.3	Right of First Offer	23
Section 7.4	Confidentiality	24

	ARTICLE VIII
	INDEMNIFICATION

Section 8.1	Indemnification	24

	ARTICLE IX
	SURVIVAL OF CERTAIN PROVISIONS

Section 9.1	Survival of Certain Provisions	26

	ARTICLE X
	TERMINATION

Section 10.1	Termination	27

	ARTICLE XI
	NOTICES

Section 11.1	Notices	27

	ARTICLE XII
	SUCCESSORS AND ASSIGNS

Section 12.1	Successors and Assigns	27

	ARTICLE XIII
	SEVERABILITY

Section 13.1	Severability	28

	ARTICLE XIV
	WAIVER OF JURY TRIAL

Section 14.1	WAIVER OF JURY TRIAL	28

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ARTICLE XV
GOVERNING LAW; CONSENT TO JURISDICTION

Section 15.1	Governing Law; Consent to Jurisdiction	28

ARTICLE XVI
COUNTERPARTS

Section 16.1	Counterparts	28

ARTICLE XVII
TABLE OF CONTENTS AND HEADINGS

Section 17.1	Table of Contents and Headings	29

Annex A	Rules of Construction and Defined Terms
Exhibit A	Form of Warrant
Exhibit B	Form of Indenture
Schedule 1	Purchasers
Schedule 5.1	Existing Warrants
Schedule 5.4	Existing Subsidiary
Schedule 5.5	Capitalization
Schedule 5.20	Product Authorizations
Schedule 5.40	Assets of Subsidiaries

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PURCHASE AGREEMENT

April 30, 2018

To the Purchasers  named in Schedule 1

Ladies and Gentlemen:

VIVUS, Inc.,  a  Delaware corporation (the  “Issuer”),  hereby covenants  and agrees  with you as follows:

ARTICLE I

INTRODUCTORY

Section 1.1       Introductory. The Issuer proposes, subject to the terms and conditions stated herein, to issue and sell to the purchasers  named in Schedule 1  (each a  “Purchaser”  and, collectively, the  “Purchasers”) (a) on the Initial Closing Date, the Original Notes and the Warrants, and (b) on the Subsequent Closing Date, the Additional Notes. The principal amounts  of Notes to be purchased by the Purchasers  pursuant to this Purchase Agreement, and the number of shares of the Issuer’s Common Stock that may be purchased pursuant to the Warrants, are set forth opposite the Purchasers’  names  in Schedule 1. The Notes to be sold to the Purchasers are to be issued on the applicable Closing Date pursuant to, and subject to the terms and conditions of, the Indenture.

The Notes,  the Guarantees and the Warrants will be offered and sold to the Purchasers in transactions exempt from or not subject to the registration requirements of the Securities Act, in reliance upon exemptions from registration thereunder provided by Section 4(a)(2) of the Securities Act or Regulation D of the Securities Act or outside of the United States in reliance upon Regulation S under the Securities Act.

ARTICLE II

RULES OF CONSTRUCTION AND DEFINED TERMS

Section 2.1      Rules of Construction and Defined Terms.  The rules of construction set forth in Annex A shall apply to this Purchase Agreement and are hereby incorporated by reference into this Purchase Agreement as if set forth fully in this Purchase Agreement. Capitalized terms used but not otherwise defined in this Purchase Agreement shall have the respective meanings given to such terms in Annex A, which is hereby incorporated by reference into this Purchase Agreement as if set forth fully in this Purchase Agreement.

ARTICLE III

SALE AND PURCHASE OF NOTES AND WARRANTS; CLOSINGS; ALLOCATION OF PURCHASE PRICE

Section 3.1      Closings.  The closing of the purchase and sale of the Original Notes and the Warrants shall be at or before 10:00 a.m. New York City time on the Business Day after all of the conditions to closing specified in Article VI are either satisfied or waived (other than conditions that, by their nature, are to be satisfied on the day of such closing) (the  “Initial Closing Date”), or such other day as determined by mutual agreement of the parties hereto.

Section 3.2       Sale and Purchase of Notes and Warrants; Closings. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Purchase Agreement and the Indenture, the Issuer will issue and sell to each Purchaser, and each Purchaser will purchase, (a) on the Initial Closing Date, the principal amount of Original Notes, and a  Warrant to purchase the number of shares of Common Stock of the Issuer set forth opposite such Purchaser’s name in Schedule 1, and (b) on a date selected by the Issuer in accordance with Section 2.01(c) of the Indenture (the  “Subsequent Closing Date”)  and subject to the conditions set forth herein and therein, the principal amount of Additional Notes set forth opposite such Purchaser’s name in Schedule 1. It is acknowledged and agreed that Additional Notes shall not be issued, and the Subsequent Closing Date shall not occur, if the conditions set forth in Section 2.01(c) of the Indenture (without giving effect to any amendments thereof after the Initial Closing Date) are not capable of being satisfied.  Each Purchaser will purchase the applicable principal amount of Original Notes,  and the Warrants to purchase the number of shares of Common Stock of the Issuer,  set forth in Schedule 1 on the Initial Closing Date at a purchase price equal to 99% of the principal amount of the Original Notes (the  “Initial Closing Purchase Price”), and each Purchaser will purchase the applicable principal amount of Additional Notes set forth in Schedule 1 on the Subsequent Closing Date at a purchase price equal to 100% of the principal amount of such Additional Notes, plus accrued and unpaid interest on such Additional Notes from the Initial Closing Date or, if interest has already been paid on the Original Notes, from the date interest was most recently paid on the Original Notes to but excluding the Subsequent Closing Date (but, as to such interest, only to the extent such Additional Notes have the same CUSIP number as the Original Notes) (the  “Subsequent Closing Purchase Price”  and, collectively with the Initial Closing Purchase Price, the  “Purchase Price”). No Purchaser shall be required to purchase any of the Notes or the Warrants except upon satisfaction or waiver of the respective terms and conditions hereunder.

On the applicable Closing Date, the Issuer will deliver one or more Global Securities  for the account of DTC, as well as any Definitive Securities to the relevant Purchasers, evidencing the aggregate principal amount of Notes to be acquired by all Purchasers pursuant to this Purchase Agreement on such Closing Date,  against payment by each such Purchaser of its respective portion of the applicable aggregate Purchase Price for its beneficial interest therein by wire transfer of immediately available funds to an account held at U.S. Bank National Association identified in writing to the Purchasers at least two Business Days prior to the intended funding date (which funds, in the case of the Original Notes, shall be available on the Business Day immediately prior to the Initial Closing Date). On the Initial Closing Date, the Issuer will deliver to each Purchaser a Warrant dated the Initial Closing Date and registered in the name of such Purchaser, evidencing the right of such Purchaser to purchase the number of shares of the Issuer’s Common Stock set forth opposite such Purchaser’s name on Schedule 1.  The Issuer shall cause U.S. Bank National Association, as custodian under the Custodian Agreement (the “Custodian”), to hold all such funds in respect of the Initial Closing Date in trust for the Purchasers pursuant to the Custodian Agreement pending completion of the applicable closing of the transactions contemplated by this Purchase Agreement. The Issuer shall cause U.S. Bank National Association, as trustee under the Indenture (the  “Trustee”), to hold all such funds in respect of the Subsequent Closing Date in trust for the Purchasers pending completion of the

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applicable closing of the transactions contemplated by this Purchase Agreement.  Upon receipt by the Custodian or the Trustee, as the case may be, of the applicable Purchase Price and the satisfaction of the applicable conditions to closing set forth in Article VI in respect of the related Closing Date,  the Issuer shall cause the Custodian or the Trustee, as the case may be, to disburse the applicable Purchase Price in accordance with the Custodian Agreement (in the case of the Initial Closing Date) or written instructions provided by the Issuer to the Trustee (in the case of the Subsequent Closing Date). If, in the case of the Subsequent Closing Date, the closing of the transactions contemplated by this Purchase Agreement shall not otherwise be capable of being consummated by 5:00 p.m. (New York City time) on the Subsequent Closing Date, then the Trustee shall return, and the Issuer shall cause the Trustee to return, such portion of the applicable Purchase Price to such Purchaser prior to the close of business on the Subsequent Closing Date (or such later time as may be mutually agreed by the parties hereto) or as soon thereafter as reasonably practicable, in which case such Purchaser shall, at its election, be relieved of all obligations (other than confidentiality obligations) under this Purchase Agreement in respect of such Subsequent Closing Date;  provided, that the failure to close such transactions shall not be due to the breach of any of the provisions of this Purchase Agreement by any Purchaser or the failure of any Purchaser (or, in the case of Section 6.3, special counsel to the Purchasers) to satisfy any condition to closing applicable to it.

Section 3.3       Allocation of Purchase Price. The Issuer and the Purchasers  hereby acknowledge and agree that the Original Notes and the Warrants to be issued to the Purchasers  on the Initial Closing Date constitute an  “investment unit”  for purposes of Section 1273(c)(2) of the Code. In accordance with Section 1273(b)(2) of the Code and Section 1273(c)(2)(A) of the Code, the issue price of the investment unit shall be 99% of the principal amount of such Original Notes, and such issue price shall be allocated between such Original Notes and such Warrant based on their relative fair market values as of the issue date of such investment unit, as required by Section 1273(c)(2)(B) of the Code and U.S. Treasury Regulations Section 1.1273-2(h)(1).  On or prior to the Initial Closing Date, the Issuer shall provide its fair market valuation of the Warrants to the Purchasers, based on a Black-Scholes valuation and its determination of the issue price of the Original Notes and purchase price of the Warrants as required by the previous sentence. The Issuer and the Purchasers  agree to prepare their respective U.S. federal income tax returns, including statements and reports related thereto, as the case may be, in a manner consistent with the foregoing determination, to the extent such returns, statements and reports are required to be filed.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PURCHASERS

Each Purchaser agrees and acknowledges that the Obligors,  counsel to the Obligors and counsel to the Purchasers may rely upon the accuracy of and performance of obligations under the representations, warranties and agreements of such Purchaser contained in this Article IV.

Section 4.1      Purchase for Investment and Restrictions on Resales.  Each Purchaser:

(a)    acknowledges that (i) none of the Notes,  the Warrants or the Guarantees have been or will be registered under the Securities Act or the Laws of any U.S. state or other jurisdiction relating to securities matters and (ii) neither the Notes nor the Warrants may be

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offered, sold, pledged or otherwise transferred except as set forth in the Transaction Documents and the legend regarding transfers on the Notes;

(b)   agrees that, if it should resell or otherwise transfer the Notes or the Warrants, in whole or in part, it will do so only pursuant to an exemption from, or in a transaction not subject to, registration under the Securities Act, the Laws of any applicable state or other jurisdiction relating to securities matters and in accordance with the restrictions and requirements of the provisions of the Transaction Documents and the legend regarding transfers on the Notes and only to a Person whom it reasonably believes, at the time any buy order for such Notes or Warrants is originated, is (i) the Issuer or a Subsidiary of the Issuer, (ii) for so long as such Notes or Warrants are eligible for resale pursuant to Rule 144A, a QIB that purchases for its own account or for the account of a QIB,  to which notice is given that the transfer is being made in reliance on Rule 144A, (iii) a Person outside the United States in an offshore transaction in compliance with Rule 903 or 904 of Regulation S (if available) or (iv) an Accredited Investor that is purchasing such Notes or Warrants for its own account or for the account of an Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in each case unless consented to by the Issuer in writing;

(c)    acknowledges the restrictions and requirements contained in the Transaction Documents applicable to transfers of the Notes and Warrants and the legend regarding transfers on the Notes and agrees that it will only offer or sell the Notes and the Warrants in accordance with such restrictions and requirements; and

(d)   represents that it is purchasing the Notes and the Warrants for investment purposes and not with a view to resale or distribution thereof in contravention of the requirements of the Securities Act; however, such Purchaser reserves the right to sell the Notes or the Warrants at any time in accordance with applicable Laws, the restrictions and requirements contained in the Transaction Documents applicable to transfer of the Notes and the Warrants, the legend regarding transfer of the Notes and its investment objectives.

Section 4.2      Purchaser Status.  Each Purchaser represents and warrants that, as of the date hereof, it is (a) a QIB and is purchasing the Notes and the Warrants for its own account or for the account of a QIB, (b) a Person outside the United States purchasing the Notes and the Warrants in an “offshore transaction”  in compliance with Regulation S or (c) an Accredited Investor.

Section 4.3      Source of Funds; ERISA Matters.

(a)    Each Purchaser represents, warrants and covenants that at least one of the following statements is an accurate representation as to each source of funds (a  “Source”) to be used by such Purchaser to pay the purchase price of any Notes  or Warrants to be purchased by such Purchaser under the Transaction Documents and with respect to its holding of such Notes  or such Warrants:

(i)         the Source either (A) does not and will not include Plan Assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA,

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or (B) includes and will include only assets that are not considered Plan Assets by reason of being held in a separate account of an insurance company that is maintained solely in connection with fixed contractual obligations of the insurance company under which the amounts payable,  or credited,  to the plan and to any participant or beneficiary of the plan (including an annuitant) are not affected in any manner by the investment performance of the separate account;

(ii)       the Source is a governmental plan; or

(iii)      the Source does include Plan Assets of an employee benefit plan subject to ERISA, but the use of such Plan Assets to purchase and hold one or more Notes or Warrants will not constitute a non-exempt prohibited transaction within the meaning of Section 406 or 407 of ERISA or Section 4975 of the Code, and one of the following applies:

(w)       (A) the Source is an  “insurance company general account”  within the meaning of United States Department of Labor Prohibited Transaction Exemption (“PTE”) 95-60 (issued July 12, 1995, as subsequently amended), (B) there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile,  and (C) the purchase and holding of Notes or Warrants is exempt under the provisions of PTE 95-60;

(x)        the Source is either (A) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (B) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991, as subsequently amended), and,  except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (x), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund, and the purchase and holding of Notes or Warrants is covered by either PTE 90-1 or PTE 91-38, as applicable;

(y)        the Source constitutes assets of an  “investment fund”  (within the meaning of Part VI of the QPAM Exemption) managed by a  “qualified professional asset manager”  or  “QPAM”  (within the meaning of Part VI of the QPAM Exemption), and the conditions of Part I of the QPAM Exemption are satisfied; or

(z)        the Source constitutes assets of a  “plan(s)”  (within the meaning of Part IV of PTE 96-23 (the  “INHAM Exemption”)) managed

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by an  “in-house asset manager”  or  “INHAM”  (within the meaning of Part IV of the INHAM Exemption), and the conditions of Part I of the INHAM Exemption are satisfied.

As used in this Section 4.3(a), the terms  “employee benefit plan”,  “governmental plan”  and  “separate account”  shall have the respective meanings assigned to such terms in Section 3 of ERISA.

(b)   Each Purchaser represents, warrants and covenants that, if any Source to be used by such Purchaser to pay the purchase price of any Notes  or Warrants under the Transaction Documents consists of assets of a benefit plan that is not subject to ERISA, either (i) such benefit plan is not a governmental plan, non-U.S. plan (as described in Section 4(b) of ERISA), church plan or other plan subject to Law that is substantially similar to Section 406 or 407 of ERISA or Section 4975 of the Code (“Similar Law”) or (ii) its purchase and holding of Notes and Warrants will not constitute a violation of Similar Law.

Section 4.4      Due Diligence.  Each Purchaser  acknowledges that, prior to the Initial Closing Date,  (a)  it has made, either alone or together with its advisors, such separate and independent investigation of the Obligors and their respective businesses, financial condition, prospects and managements  as such Purchaser deems to be, or such advisors have advised to be, necessary or advisable in connection with the purchase of the Notes and the Warrants pursuant to the transactions contemplated by this Purchase Agreement, (b) it and its advisors have received all information and data that it and such advisors reasonably believe to be necessary in order to reach an informed decision as to the advisability of the purchase of the Notes and the Warrants pursuant to the transactions contemplated by this Purchase Agreement and has had adequate time to review all such materials, (c) it understands the nature of the potential risks and potential rewards of the purchase of the Notes and the Warrants, (d) it is a sophisticated investor with investment experience and has the ability to bear complete loss of its investment,  whether as a result of an Event of Default on the Notes or any insolvency, liquidation or winding up of any Obligor or otherwise, (e) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Notes and the Warrants and can bear the economic risks of investing in the Notes and the Warrants for an indefinite period of time, including the complete loss of its investment, and (f) the Issuer has not given any guarantee or representation as to the potential success, return, effect or benefit of an investment in the Notes and the Warrants or made any representation to such Purchaser regarding the legality of an investment in the Notes and the Warrants.  Such Purchaser acknowledges that it has obtained its own attorneys, business advisors and tax advisors as to legal, business and tax advice (or has decided not to obtain such advice) and has not relied in any respect on any Obligor for such advice.  Such Purchaser has had a reasonable time prior to the date of this Purchase Agreement to ask questions and receive answers concerning the Obligors and their businesses and the terms and conditions of the offering of the Notes and the Warrants and the transactions contemplated hereby and to obtain any additional information that the Obligors possess or could acquire without unreasonable effort or expense, and has generally such knowledge and experience in business and financial matters and with respect to investments in securities as to enable such Purchaser to understand and evaluate the risks of such investment and form an investment decision with respect thereto. Except for (i)  the representations, warranties and covenants made by the Obligors in the Transaction Documents and (ii)  the legal opinions provided to the

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Purchasers in connection with the transactions contemplated by the Transaction Documents, such Purchaser is relying on its own investigation and analysis in entering into the transactions contemplated hereby.

Section 4.5      No Governmental Review. Each Purchaser acknowledges that no Governmental Authority has passed on or made any recommendation or endorsement of the Notes and the Warrants or the merits of the offering thereof or the fairness or suitability of the investment in the Notes and the Warrants.

Section 4.6     Enforceability of this Purchase Agreement. This Purchase Agreement has been duly authorized, executed and delivered by each Purchaser and constitutes the valid, legally binding and enforceable obligation of such Purchaser, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’  rights generally and by general principles of equity.

Section 4.7      Tax Matters.

(a)    Except as otherwise required by Law, each Purchaser agrees to treat, and shall treat, the Notes as indebtedness of the Issuer for U.S. federal income tax purposes.

(b)   Each Purchaser understands and acknowledges that if Definitive Securities are issued, failure to provide the Issuer, the Trustee or any Paying Agent with the applicable U.S. federal income tax certifications (generally, on IRS Form W-9 (or successor applicable form) in the case of a Purchaser that is a United States person or on an appropriate IRS Form W-8 (or successor applicable form) in the case of a Purchaser that is not a United States person) may result in U.S. federal back-up withholding from payments in respect of the Definitive Securities.

(c)    Each Purchaser represents and warrants that (i) it has not relied upon any Obligor for any tax advice or disclosure of tax consequences arising from the purchase, ownership or disposition of the Notes and the Warrants and (ii) it has relied upon its own tax counsel or advisors with respect to any tax consequences arising from the purchase, ownership or disposition of the Notes and the Warrants.

Section 4.8      Reliance for Opinions.  Each Purchaser acknowledges and agrees that the Obligors and, for purposes of the opinions to be delivered to such Purchaser pursuant to Sections 6.2  and 6.3, counsel for the Obligors and counsel for the Purchasers, respectively, may rely, without any independent verification thereof, upon the accuracy of the representations and warranties of such Purchaser, and compliance by such Purchaser with its agreements, contained in Section 4.1,  Section 4.2, Section 4.3 and Section 4.4, and such Purchaser hereby consents to such reliance.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer represents  and warrants  to the Purchasers  as of the date hereof and as of each Closing Date as follows:

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Section 5.1      Securities Laws.

(a)    No securities of the same class (within the meaning of Rule 144A(d)(3)(i) under the Securities Act) as the Notes,  the Guarantees or the Warrants, other than as set forth in Schedule 5.1,  have been issued and sold by any Obligor within the six-month period immediately prior to the date hereof.

(b)   Assuming the accuracy of the representations and warranties of the Purchasers in this  Purchase Agreement,  no Obligor or any affiliate (as defined in Rule 144 under the Securities Act) of such Obligor has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the sale of the Notes, the Guarantees or the Warrants in a manner that would require the registration under the Securities Act of the Notes, the Guarantees or the Warrants,  (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes, the Guarantees or the Warrants (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, including publication or release of articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television, radio or internet, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or (iii) engaged in any directed selling efforts within the meaning of Rule 902(c) of Regulation S.

(c)    Assuming the accuracy of the representations and warranties of the Purchasers this Purchase Agreement, (i) the Indenture is not required to be qualified under the U.S. Trust Indenture Act of 1939, as amended, and (ii) no registration under the Securities Act of the Notes, the Guarantees or the Warrants is required in connection with the sale thereof to the Purchasers as contemplated by the Transaction Documents.

Section 5.2     Exchange Act Document; Financial Statements.  The Issuer’s reports filed under the Exchange Act since December 31, 2017 (excluding any documents or portions thereof furnished to, rather than filed with, the Commission) (such documents, the  “Exchange Act Documents”), when they were filed with the Commission,  conformed in all material respects to the requirements of the Exchange Act, and none of such reports, as of the respective dates thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  There are no Laws, contracts or other documents that are required to be described in the Exchange Act Documents that are not so described in the Exchange Act Documents. The financial statements (including the related notes thereto) of the Issuer and its consolidated Subsidiaries included in the Issuer’s most recent Annual Report on Form 10-K and any other Exchange Act Documents filed subsequent thereto comply in all material respects with the applicable requirements of the Exchange Act and present fairly the financial position of the Issuer and its consolidated Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified. Such financial statements (including the related notes thereto) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in such Exchange Act Documents present fairly the information required to be stated therein. Any other financial information included in such Exchange Act Documents has

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been derived from the accounting records of the Issuer and its consolidated Subsidiaries and presents fairly the information shown thereby.

Section 5.3      No Material Adverse Change. Since the date of the most recent financial statements of the Issuer included in the Exchange Act Documents, except as otherwise disclosed in the Exchange Act Documents, (a) there has not been any change in the Capital Stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Exchange Act Documents and as set forth in Schedule 5.1), short-term debt or long-term debt of the Issuer or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Issuer on any class of Capital Stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’  equity or results of operations of the Issuer and its Subsidiaries taken as a whole,  (b) neither the Issuer nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Issuer and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Issuer and its Subsidiaries taken as a whole,  and (c) neither the Issuer nor any of its Subsidiaries has sustained any loss or interference with its business that is material to the Issuer and its Subsidiaries taken as a whole and that is from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any Governmental Authority or before or by any self-regulatory organization or other non-governmental regulatory authority (including Nasdaq).

Section 5.4      Organization and Good Standing. The Issuer has been duly organized and is validly existing and in good standing under the laws of the State of Delaware,  is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases  property or in which the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a  Material Adverse Effect. The Issuer does not own or control, directly or indirectly, any Person other than the Subsidiaries listed in Exhibit 21.1 to the Issuer’s Annual Report on Form 10-K for the year ended December 31, 2017 or Schedule 5.4 or as otherwise disclosed in an Exchange Act Document filed subsequent to the date of this Purchase Agreement notified in writing by the Issuer to the Purchasers with specific reference to this Section 5.4.

Section 5.5      Capitalization.  Schedule 5.5 sets forth a complete and accurate list of each Obligor showing, as of the date of this Purchase Agreement (as to each), the jurisdiction of its organization, the address of its principal office and its U.S. taxpayer identification number (where applicable) and, in the case of each Subsidiary of the Issuer, the percentage of the Capital Stock of such Subsidiary owned directly by the Issuer or any other Subsidiary of the Issuer and the identity of each such owner. All the outstanding shares of Capital Stock of the Issuer have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights. Except as described in the Exchange Act Documents, there are no outstanding rights (including pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of Capital Stock in the

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Issuer or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any Capital Stock of the Issuer or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. All the outstanding shares of Equity Interests of each Subsidiary owned, directly or indirectly, by the Issuer have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any non-U.S. Subsidiary, for directors’  qualifying shares) and are owned directly or indirectly by the Issuer, free and clear of any Lien or restriction on voting or transfer or any other claim of any third party.

Section 5.6      Due Authorization; Enforceability.  As of the applicable Closing Date, each of the Obligors will have full right, power and authority to execute and deliver each Transaction Document to which it is a party and to perform its obligations hereunder or thereunder. As of the applicable Closing Date, all action required to be taken for the due and proper authorization, execution and delivery by each Obligor of each Transaction Document to which it is a party and the consummation by it of the transactions contemplated by each such Transaction Document will have been duly and validly taken. Each Transaction Document to be entered into as of the applicable Closing Date to which any Obligor will be a party will be duly authorized, executed and delivered by such Obligor and will constitute the valid, legally binding and, assuming due authorization, execution and delivery by all other parties thereto,  enforceable obligation of such Obligor, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors’ rights generally and (b) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).

Section 5.7      Purchase Agreement.  This Purchase Agreement has been duly authorized, executed and delivered by the Issuer and constitutes the valid, legally binding and, assuming due authorization, execution and delivery by all other parties hereto, enforceable obligation of the Issuer, except that the enforcement hereof may be subject to the Enforceability Exceptions.

Section 5.8      Common Stock. The shares of Common Stock of the Issuer to be issued upon the exercise of the Warrants have been reserved by the Issuer and, upon exercise of the Warrants in accordance with their terms, will be validly issued, fully paid and non-assessable.

Section 5.9      No Violation or Default.  Neither the Issuer nor any of its Subsidiaries is (a) in violation of its charter or bylaws or similar organizational documents,  (b) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound or to which any of the property or assets of the Issuer or any of its Subsidiaries is subject,  or (c) in violation of any Law or any judgment, order, enforcement action, rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including the rules and regulations of Nasdaq to the extent not already disclosed in the Exchange Act Documents),  except, in the case of clauses (b) and (c) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect other than as set

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forth in Section 5.20.  As of the applicable Closing Date, there exists no Event of Default under the Indenture.

Section 5.10   Termination or Nonrenewal of Contracts.  Except as would not, individually or the aggregate, have a Material Adverse Effect, neither the Issuer nor any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements to which the Issuer or its Subsidiaries are a party referred to or described in the Exchange Act Documents, and, to the Issuer’s  knowledge, no such termination or nonrenewal has been threatened by any other party to any such contract or agreement.

Section 5.11    No Conflicts. The execution and delivery of and performance of obligations under each Transaction Document by each Obligor that is a party hereto or thereto and the consummation of the transactions contemplated hereby and thereby (including the issuance and sale of the Notes and the Warrants to the Purchasers) will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any property or assets of the Issuer or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound or to which any of the property or assets of the Issuer or any of its Subsidiaries is subject, (b) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Issuer or any of its Subsidiaries or (c) result in the violation of any Law or any judgment, order, rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including the rules and regulations of Nasdaq), except, in the case of clauses (a) and (c) above, for any such conflict, breach, violation,  default, creation or imposition that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 5.12    No Consents Required. No consent, approval, authorization, order, license, registration,  qualification or filing of or with any Governmental Authority,  self-regulatory organization or other non-governmental regulatory authority (including Nasdaq), the stockholders of the Issuer or any other third party is required for (a) the execution and delivery of and performance of obligations under any Transaction Document by any Obligor that is a party hereto or thereto, (b) the issuance and sale of the Notes and the Warrants to the Purchasers, (c) the consummation of the transactions contemplated by the Transaction Documents, (d) the grant by the Obligors of the Liens granted or purported to be granted by them pursuant to the Security Documents or (e) the perfection of the Liens created under the Security Documents, other than (i) any necessary filings under the securities or blue sky Laws of the various jurisdictions in which the Notes are being offered, (ii) the filing of financing statements under the UCC and any other recordings (including in any applicable non-U.S. jurisdiction) to the extent required to perfect a security interest in, or other Lien on, the Collateral and (iii) such consents, approvals, authorizations, orders, licenses, registrations, qualifications, filings and other actions the failure of which to take, give, make or obtain would not reasonably be expected to have a Material Adverse Effect.

Section 5.13     Legal Proceedings. Except as described in the Exchange Act Documents, there are no legal, governmental or regulatory investigations, actions, suits or proceedings

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pending to which the Issuer or any of its Subsidiaries is or may be a party or to which any property of the Issuer or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Issuer or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.  Except as described in Section 5.20, no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Issuer, contemplated by any Governmental Authority or any self-regulatory organization or other non-governmental regulatory authority (including Nasdaq to the extent not already disclosed in the Exchange Act Documents) or any third party. There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be described in the Exchange Act Documents that are not so described in the Exchange Act Documents.

Section 5.14   Title to Real and Personal Property. The Issuer and its Subsidiaries have valid and marketable rights to lease or otherwise use all items of real and personal property and assets that are material to the respective businesses of the Issuer and its Subsidiaries, in each case free and clear of all Liens and defects and imperfections of title except those that (a) do not materially interfere with the use made and proposed to be made of such property by the Issuer and its Subsidiaries or (b) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Exchange Act Documents disclose all material leases of real property to which any Obligor is party (whether as lessor, lessee or otherwise). To the knowledge of the Issuer, any real property held by any Obligor under lease constitutes the valid, legally binding and enforceable obligation of all parties thereto (except that, in each case, the enforcement thereof may be subject to the Enforceability Exceptions) except as would not have a Material Adverse Effect.

Section 5.15    Intellectual Property.

(a)    The Issuer and its Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, trade secrets and other intellectual property (collectively, “Intellectual Property”) described in the Exchange Act Documents as either being owned or licensed by them or necessary for the conduct of their respective businesses as currently conducted (including the commercialization of products in development), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Issuer, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property that would have a Material Adverse Effect. There is no pending or, to the knowledge of the Issuer, threatened action, suit, proceeding or claim by others challenging the rights of the Issuer or its Subsidiaries in or to any such Intellectual Property.

(b)   The Intellectual Property owned by or licensed to the Issuer and its Subsidiaries has not been adjudicated invalid or unenforceable, in whole or in part. There is no pending or, to the knowledge of the Issuer, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property.

(c)    There is no pending or, to the knowledge of the Issuer, threatened action, suit, proceeding or claim by others that the Issuer or its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property of others. Neither the Issuer nor any of its

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Subsidiaries has received any written notice of any such claim. The Issuer is not aware of any facts that it believes would form a reasonable basis for a successful claim of any such infringement, misappropriation or violation that would have a Material Adverse Effect.

(d)   To the knowledge of the Issuer, none of the Issuer’s employees is in material violation of any term of any employment, patent disclosure, invention assignment, non-competition, non-solicitation or non-disclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Issuer or any of its Subsidiaries or actions undertaken by the employee while employed with the Issuer or any of its Subsidiaries.

Section 5.16    Investment Company Act. The Issuer is not and, after giving effect to the offering and sale of the Notes and the Warrants and the application of the proceeds thereof, will not be required to register as an  “investment company”  or an entity  “controlled”  by an  “investment company”  within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

Section 5.17    Taxes.  Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, (a) the Issuer and its Subsidiaries have filed all tax returns required to be filed by the Issuer and its Subsidiaries,  (b) such returns are accurate in all material respects and (c) the Issuer and its Subsidiaries have paid all U.S. federal, state, local and non-U.S. taxes required to have been paid through the date of this representation and warranty. Except as otherwise disclosed in the Exchange Act Documents, there is no tax deficiency that has been, or to the Issuer’s  knowledge could reasonably be expected to be, asserted against the Issuer or any of its Subsidiaries or any of their respective properties or assets, which deficiency would, individually or in the aggregate, have a Material Adverse Effect.

Section 5.18    Licenses and Permits. The Issuer and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate U.S. federal, state, local or non-U.S. Governmental Authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Exchange Act Documents, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Exchange Act Documents, neither the Issuer nor any of its Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any knowledge that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

Section 5.19    No Labor Disputes. No labor disturbance by or dispute with employees of the Issuer or any of its Subsidiaries exists or, to the knowledge of the Issuer, is contemplated or threatened, and the Issuer is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its Subsidiaries’  principal suppliers, contractors or customers, as described in the Exchange Act Documents and except as would not have a Material Adverse Effect. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, (a) none of the Issuer or any of its Subsidiaries is knowingly engaged in any unfair labor practice and (b) there has been no knowing violation of any applicable U.S. federal, state, local or non-U.S. Law relating to discrimination in the hiring,

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promotion or pay of employees of the Issuer or any of its Subsidiaries, any applicable wage or hour Laws or any similar applicable non-U.S. Law concerning the employees of the Issuer or any of its Subsidiaries.

Section 5.20    Compliance with Applicable Product Laws; Product Authorizations.  Except as described in the Exchange Act Documents, the Issuer and its Subsidiaries (a) are and at all times have been in compliance with all Laws applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Issuer (“Applicable Product Laws”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect,  (b) have not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any Governmental Authority,  self-regulatory organization or other non-governmental regulatory authority (including Nasdaq) or third party alleging or asserting non-compliance with any Applicable Product Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Product Laws (“Product Authorizations”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect, (c) possess all material Product Authorizations,  and such Product Authorizations are valid and in full force and effect and are not in violation of any term of any such Product Authorizations, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect and as set forth on Schedule 5.20,  (d) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority,  self-regulatory organization,  other non-governmental regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Product Laws or Product Authorizations, and, to the Issuer’s knowledge,  no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened, (e) have not received written notice that any Governmental Authority,  self-regulatory organization or other non-governmental regulatory authority has taken, is taking or intends to take action to materially limit, suspend, modify or revoke any Product Authorizations, and, to the Issuer’s knowledge,  no such limitation, suspension, modification or revocation is threatened, and (f) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Product Laws or Product Authorizations,  and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission).

Section 5.21     Clinical Trials.  The clinical and pre-clinical trials conducted by or on behalf of or sponsored by the Issuer or any of its Subsidiaries, or in which the Issuer or any of its Subsidiaries has participated, that are described in the Exchange Act Documents or the results of which are referred to in the Exchange Act Documents and that were submitted to Regulatory Authorities as a basis for product approval, were conducted in all material respects in accordance with standard medical and scientific research procedures and all applicable Laws of the FDA and comparable drug regulatory agencies outside of the United States to which it is subject (collectively, the  “Regulatory Authorities”), including 21 C.F.R. Parts 50, 54, 56, 58 and 312, and current good clinical practices and good laboratory practices. The descriptions in the

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Exchange Act Documents of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such trials. The Issuer has no knowledge of any other trials the results of which are inconsistent with or otherwise call into question the results described or referred to in the Exchange Act Documents. The Issuer and its Subsidiaries have operated and are currently in compliance in all material respects with all applicable Laws of the Regulatory Authorities. None of the Issuer or any of its Subsidiaries has received any written notices, correspondence or other communication from the Regulatory Authorities or any other Governmental Authority that could lead to the termination or suspension of any clinical or pre-clinical trials that are described in the Exchange Act Documents or the results of which are referred to in the Exchange Act Documents, and, to the Issuer’s knowledge, there are no reasonable grounds for same.

Section 5.22    Compliance with and Liability under Environmental Laws.  The Issuer and its Subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable U.S. federal, state, local and non-U.S. Laws, requirements and decisions and the common law relating to pollution or the protection of the environment, natural resources or occupational health or safety (to the extent relating to exposure to Hazardous Materials), including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively,  “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, except in each case for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws of or relating to the Issuer or its Subsidiaries, except in each case for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in Exchange Act Documents, (i) there are no proceedings that are pending, or to the Issuer’s knowledge contemplated, against the Issuer or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no fines, penalties or similar monetary sanctions of $100,000 or more will be imposed, (ii) the Issuer is not aware of any facts or issues regarding compliance by the Issuer or any of its Subsidiaries with Environmental Laws, or liabilities or other obligations of the Issuer or any of its Subsidiaries under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that could reasonably be expected to have a material and adverse effect on the capital expenditures, earnings or competitive position of the Issuer and its Subsidiaries, and (iii) none of the Issuer or any of its Subsidiaries currently anticipates material capital expenditures relating to any Environmental Laws.

Section 5.23    Hazardous Materials.  Except as disclosed in the Exchange Act Documents, there has been no storage, generation, transportation, use, handling, treatment,

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Release or threat of Release of Hazardous Materials by, relating to or caused by the Issuer or any of its Subsidiaries (or, to the knowledge of the Issuer, any other Person (including any predecessor) for whose acts or omissions the Issuer or any of its Subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Issuer or any of its Subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.24    Compliance with ERISA.  Except as disclosed in the Exchange Act Documents, (a) each employee benefit plan, within the meaning of Section 3(3) of ERISA, for which the Issuer or any member of its Controlled Group would have any liability (each, a  “Plan”) has been maintained in compliance with its terms and the requirements of any applicable Laws, including ERISA and the Code, (b) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan,  (c) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period), (d) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), (e)  a  “reportable event”  (within the meaning of Section 4043(c) of ERISA) has not occurred and is not reasonably expected to occur,  (f) neither the Issuer nor any member of the Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a  “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA) and (g) there is no pending audit or investigation by the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Authority with respect to any Plan, except in the case of each of clauses (a) through (g) above that would not reasonably be expected to have a Material Adverse Effect.

Section 5.25    Disclosure Controls.  Except as disclosed in the Exchange Act Documents, the Issuer and its Subsidiaries maintain an effective system of  “disclosure controls and procedures”  (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Issuer in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Issuer’s management as appropriate to allow timely decisions regarding required disclosure. The Issuer and its Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act.

Section 5.26    Accounting Controls. Except as disclosed in the Exchange Act Documents, the Issuer and its Subsidiaries maintain systems of  “internal control over financial

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reporting”  (as defined in Rule 13a-15(f) under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,  (c) access to assets is permitted only in accordance with management’s general or specific authorization,  (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (e) interactive data in eXtensible Business Reporting Language included in the Exchange Act Documents fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Exchange Act Documents, there are no material weaknesses in the Issuer’s internal controls. The Issuer’s auditors and the audit committee of the board of directors of the Issuer have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that have adversely affected or are reasonably likely to adversely affect the Issuer’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Issuer’s internal controls over financial reporting.

Section 5.27   Insurance. The Issuer and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Issuer and its Subsidiaries and their respective businesses. All such insurance is fully in force. None of the Issuer or any of its Subsidiaries has (a) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (b) any knowledge or reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

Section 5.28    No Unlawful Payments.  None of the Issuer,  any of its Subsidiaries,  any director, officer or employee of the Issuer or any of its Subsidiaries or, to the knowledge of the Issuer, any agent, affiliate or other person associated with or acting on behalf of the Issuer or any of its Subsidiaries has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity,  (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds,  (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption Law or (d) made, offered,  agreed, requested or taken any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Issuer and its Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce,  policies and procedures designed to promote compliance with all applicable anti-bribery and anti-corruption Laws.

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Section 5.29    Compliance with Money Laundering Laws.  The operations of the Issuer and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering Laws of all jurisdictions and any related or similar Laws or guidelines issued, administered or enforced by any Governmental Authority (collectively, the  “Money Laundering Laws”),  and no action, suit or proceeding by or before any Governmental Authority involving the Issuer or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.

Section 5.30    Compliance with OFAC.  None of the Issuer, any of its Subsidiaries, any director, officer or employee of the Issuer or any of its Subsidiaries or, to the knowledge of the Issuer, any agent, affiliate or other person acting on behalf of the Issuer or any of its Subsidiaries is currently the target of any U.S. sanctions administered by OFAC (“Sanctions”). None of the Issuer or any of its Subsidiaries is located, organized or resident in a country or territory that is the subject or target of Sanctions, as of the date of this Purchase Agreement,  Crimea, Cuba, Iran, North Korea and Syria (each, a  “Sanctioned Country”). The Issuer will not directly or, to its knowledge, indirectly use the proceeds of the offering of the Notes and the Warrants, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC. For the past five years, the Issuer and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

Section 5.31     No Restrictions on Subsidiaries.  No Subsidiary of the Issuer is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Issuer, from making any other distribution on such Subsidiary’s  Capital Stock, from repaying to the Issuer any loans or advances to such Subsidiary from the Issuer or from transferring any of such Subsidiary’s properties or assets to the Issuer or any other Subsidiary of the Issuer.

Section 5.32    No Brokers’ Fees. None of the Issuer or any of its Subsidiaries is a party to any contract, agreement or understanding with any Person that would give rise to a valid claim against the Issuer, any of its Subsidiaries or any Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes and the Warrants.

Section 5.33    Sarbanes-Oxley Act. There is and has been no failure on the part of the Issuer or, to the knowledge of the Issuer, any of the Issuer’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the  “Sarbanes-Oxley Act”), including Section 402 of the Sarbanes-Oxley Act related to loans and Sections 302 and 906 of the Sarbanes-Oxley Act related to certifications.

Section 5.34     Margin Rules. None of the Issuer, any of its Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Purchase Agreement

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or the sale of the Notes or the Warrants to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

Section 5.35    Solvency. No step has been taken or is currently intended by any Obligor or, to the knowledge of the Issuer, any other Person for the winding-up, liquidation, dissolution or administration or for the appointment of a receiver or administrator of any Obligor for all or any of such Obligor’s properties or assets.

Section 5.36    Existing Indebtedness.  The Exchange Act Documents disclose all of the following types of material outstanding third-party indebtedness of each Obligor: (a) indebtedness in respect of borrowed money; (b) any other obligation of such Obligor to be liable for, or to pay, as obligor, guarantor or otherwise, on the indebtedness for borrowed money of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); and (c) to the extent not otherwise included, indebtedness for borrowed money of another Person secured by a Lien on any asset owned by such Person (whether or not such indebtedness for borrowed money is assumed by such Person). The Convertible Senior Notes are not guaranteed by, or secured by the assets or property of, any Person.

Section 5.37    Security Documents. The representations and warranties of each Obligor in each Security Document are true and correct as of the applicable Closing Date, except to the extent that any such untrue or incorrect statement, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Collateral  or on the rights and remedies of the Collateral Agent with respect thereto.

Section 5.38    Certain Repayments.  The Issuer has paid in full all obligations under that certain purchase and sale agreement dated as of March 25, 2013 by and between the Issuer and BioPharma Secured Investments III Holdings Cayman LP, and such purchase and sale agreement has been terminated.

Section 5.39   M&A Agreement.  With respect to information relating to the parties to the M&A Agreement (other than the Issuer), to the Issuer’s knowledge,  (a) all written information (other than projections and other forward-looking information and information of a general economic industry nature) that has been or will be made available to the Purchasers by or on behalf of the Issuer in connection with the transactions contemplated by the M&A Agreement is and will be (when furnished), when taken as a whole with all other information made available (taken in combination with the information contained in the Issuer’s  filings with the Commission), true and correct in all material respects and does not and will not (when furnished), when taken as a whole with all other information made available (taken in combination with the information contained in the Issuer’s  filings with the Commission), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates with respect thereto),  and (b) the projections and other forward-looking information that have been or will be made available to the Purchasers by or on behalf of the Issuer have been and will be prepared in good faith based upon assumptions that are believed by the preparer thereof to be reasonable when made. The Issuer agrees  that if at any time prior to the applicable Closing Date any of the

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representations in the preceding sentence would be incorrect in any material respect if made at such time, then the Issuer will promptly supplement, or cause to be supplemented, the information underlying such representations so that such representations will be correct in all material respects at such time.

Section 5.40     Assets of Subsidiaries.  As of the applicable Closing Date, no Subsidiary of the Issuer (other than a Guarantor (as will be defined in the Indenture) or a New Grantor (as will be defined in the Collateral Agreement) (a) has any material operations, (b) holds any Intellectual Property or (c) holds any cash or other assets in excess of $250,000, in each case other than as set forth on Schedule 5.40.

ARTICLE VI

CONDITIONS TO CLOSING

The obligations of the Purchasers  hereunder on each Closing Date are subject to the accuracy in all material respects (except for such representations and warranties qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) of the representations and warranties of the Issuer contained herein as of such Closing Date (subject to the Schedules permitted to be updated pursuant to Section 6.4 in respect of the Subsequent Closing Date), to the accuracy of the statements of the Obligors and their respective officers or other representatives made in any certificates delivered pursuant hereto in respect of such Closing Date, to the performance by the Issuer of its obligations hereunder as of such Closing Date and to the satisfaction of or waiver by the Purchasers  of each of the following additional terms and conditions applicable on such Closing Date (and the obligations of the Issuer hereunder on the Initial Closing Date are also subject to the satisfaction of or waiver by the Issuer of Section 6.16):

Section 6.1      M&A Agreement Transactions.  All of the conditions to closing set forth in the M&A Agreement shall have been satisfied or the transactions contemplated by the M&A Agreement shall be consummated substantially simultaneously with the issuance of the Original Notes and the Warrants, in all material respects in accordance with the M&A Agreement (and no provision of the M&A Agreement shall have been waived, amended, supplemented or otherwise modified (including any obligation to obtain consents) in a manner material and adverse to the Purchasers without the consent of the Purchasers (such consent not to be unreasonably withheld, delayed or conditioned)) (it being understood that any increase in the purchase price consideration greater than 5% shall be deemed material and adverse to the Purchasers, but that any decrease in the purchase price consideration shall not be deemed material and adverse to the Purchasers).

Section 6.2      Obligors’ Counsel Opinion. Weil, Gotshal & Manges LLP,  special U.S. counsel to the Obligors, shall have furnished to the Purchasers their opinion, addressed to the Purchasers and dated the applicable Closing Date, in form and substance reasonably satisfactory to the Purchasers.

Section 6.3      Purchasers’ Counsel Opinion. Pillsbury Winthrop Shaw Pittman LLP, special counsel to the Purchasers, shall have furnished to the Purchasers their opinion,  addressed

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to the Purchasers and dated the applicable Closing Date, in form and substance reasonably satisfactory to the Purchasers.

Section 6.4     Certification as to Transaction Documents. Each Obligor shall have furnished to the Purchasers a certificate, dated the applicable Closing Date, of its respective Responsible Officer, stating that, as of such Closing Date, the representations and warranties of such Obligor in the Transaction Documents to which it is party are true and correct in all material respects (except for such representations and warranties qualified by materiality or Material Adverse Effect, which are true and correct in all respects) and such Obligor has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under the Transaction Documents on or before such Closing Date; provided,  however, that any such certificate in respect of the Subsequent Closing Date may update Schedule 5.5 or any exhibit provided pursuant to the Collateral Agreement.

Section 6.5      Authorizations. Each Obligor shall have furnished to the Purchasers, as of the applicable Closing Date, (a) a copy of the resolutions, consents or other documents, certified by a Responsible Officer of such Obligor, duly authorizing the execution and delivery of, and performance of obligations under, the Transaction Documents to which it is a party and any other documents to be executed on or prior to such Closing Date by or on behalf of it in connection with the transactions contemplated hereby and thereby and, in the case of the Issuer, the issuance and sale of the applicable Notes and Warrants,  and a certification that such resolutions, consents or other documents have not been modified, rescinded or amended and are in full force and effect, (b) certified copies of its respective organizational documents, (c) a certification by a Responsible Officer of such Obligor as to the incumbency and specimen signatures of each officer or other representative executing any Transaction Document or any other document delivered in connection herewith or therewith on behalf of such Obligor (together with a certification of another Responsible Officer of such Obligor as to the incumbency and specimen signature of the first-mentioned Responsible Officer) and (d) a certificate of good standing (or equivalent) of such Obligor as of a recent date from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of organization.

Section 6.6      CUSIP Numbers. Standard & Poor’s CUSIP Service Bureau, as agent for the National Association of Insurance Commissioners, shall have issued CUSIP numbers and ISIN numbers for the Notes to be issued on the applicable Closing Date.

Section 6.7      Further Information.  On or prior to the applicable Closing Date, the Obligors shall have furnished to the Purchasers  such further information, certificates and documents as the Purchasers  may reasonably request in connection with this Purchase Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.

Section 6.8      Consummation of Transactions. All of the transactions contemplated by the Transaction Documents to be completed on or before the applicable Closing Date shall have been consummated or shall be consummated concurrently with the transactions contemplated hereby, including the execution and delivery of the Indenture and the issuance of the Warrants to the Purchasers, and the Purchasers  shall have received executed copies of the Transaction Documents (which shall be in full force and effect).

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Section 6.9      No Actions. No action shall have been taken and no Law shall have been enacted, adopted or issued by any Governmental Authority  that would, as of the applicable Closing Date, prevent the issuance or sale of the applicable Notes or Warrants, and no injunction, restraining order or order of any other nature by any court of competent jurisdiction shall have been issued as of the applicable Closing Date that would prevent the issuance or sale of the applicable Notes or Warrants.

Section 6.10    Collateral Requirements.  The Collateral Agent shall have received with respect to the Collateral, on or prior to the Initial Closing Date:

(a)    all certificates, agreements or instruments, to the extent they exist, representing or evidencing the Equity Interests of the Subsidiary Guarantors referred to in the Security Documents accompanied by instruments of transfer and stock powers undated and endorsed in blank;

(b)   all other certificates, agreements or instruments necessary to perfect the Collateral Agent’s security interest in, or other Lien on, all chattel paper, all instruments, all deposit accounts and all investment property of each Obligor (to the extent required by any Transaction Document);

(c)    evidence of the filing of financing statements under the UCC and other recordings (including in any applicable non-U.S. jurisdiction) required to be made to perfect a security interest in, or other Lien on, the Collateral, including those specified in the Security Documents; and

(d)   certified copies of UCC, PTO, United States Copyright Office, tax, judgment lien, bankruptcy and pending lawsuit searches or equivalent reports or searches, each as of a recent date and listing all effective financing statements, lien notices or comparable documents that name any Obligor as debtor and that are filed in the jurisdiction in which such Obligor is organized or maintains its principal place of business, and such searches or reports reveal no Liens on any of the Collateral except for (i) Liens discharged on or prior to the Initial Closing Date pursuant to documentation reasonably satisfactory to the Purchasers and (ii) other Liens reasonably satisfactory to the Purchasers.

Section 6.11    Insurance. The Collateral Agent shall have received on or prior to the Initial Closing Date evidence that all insurance required to be maintained pursuant to the Transaction Documents by the Obligors has been obtained and is in effect together with the certificates of insurance, naming the Collateral Agent, on behalf of all Persons in whose name the Notes are registered from time to time in the register with respect to the Notes, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the properties and assets that constitute Collateral.

Section 6.12     Use of Proceeds. The Issuer will apply the proceeds from the issuance and sale of the Notes and the Warrants (a) to pay fees, costs and expenses arising in connection with the issuance and sale thereof, (b) to pay the fee contemplated by Section 6.15,  (c) to fund part of the consideration to acquire assets in respect of Pancreaze® and (d) for general corporate purposes.

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Section 6.13    No Other Issuances.  Except for any Notes, Guarantees and Warrants issued and sold pursuant to this Purchase Agreement, no securities of the same class (within the meaning of Rule 144A(d)(3)(i) under the Securities Act) as the Notes, the Guarantees or the Warrants have been issued and sold by any Obligor since the date of this Purchase Agreement.

Section 6.14    Fair Market Valuation of Warrants.  On or prior to the Initial Closing Date, the Issuer shall provide its fair market valuation of the Warrants to the Purchasers pursuant to Section 3.3.

Section 6.15    Payment of Commitment Fee.  The Issuer shall cause to be paid to the Purchasers on the Initial Closing Date, out of the proceeds of the issuance of the Original Notes and the Warrants, a fee equal to $100,000.

Section 6.16    Convertible Notes Transaction.  On or prior to the Initial Closing Date, the Purchasers and/or their Affiliates shall sell to the Issuer $60,000,000 aggregate principal amount of the Convertible Senior Notes for the purchase price set forth in the agreement of the parties hereto dated April 4, 2018 (including for the avoidance of doubt any accrued but unpaid interest thereon to the date of such sale); provided,  however, that any Purchaser may elect to exchange all or part of such Purchaser’s Convertible Senior Notes for Original Notes and Warrants (plus any accrued but unpaid interest thereon to the date of such exchange), in which case the Issuer and such Purchaser intend for any such exchange to be treated as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code and in which case such Purchaser shall not be required to pay the cash portion of the purchase price in respect of the Original Notes and Warrants attributable to such exchanged Convertible Senior Notes.

ARTICLE VII

ADDITIONAL COVENANTS

Section 7.1      DTC. The Issuer will use reasonable best efforts to comply with the agreements set forth in any representation letter of the Issuer to DTC relating to the approval of any Notes by DTC for  “book-entry”  transfer.

Section 7.2      Certain Expenses.  The Issuer agrees to pay or cause to be paid from the proceeds of the issuance of the Notes and the Warrants all reasonable, documented fees and expenses of Pillsbury Winthrop Shaw Pittman LLP, acting as special counsel to the Purchasers (it being understood that the Issuer shall not be obligated to pay any such fees and expenses up to and including the Initial Closing Date in excess of $250,000),  it being understood that the Issuer will not reimburse any other expenses of any Purchasers (including expenses of any other counsel).

Section 7.3      Right of First Offer. In connection with the proposed issuance, if any, of Optional Secured Notes, the Issuer will grant to each Purchaser the right to purchase an aggregate amount of such Optional Secured Notes in an amount equal to the same proportion that the principal amount of Original Notes set forth opposite such Purchaser’s name on Schedule 1 bears to the aggregate principal amount of Original Notes to be issued on the Initial Closing Date to the Purchasers  and at a purchase price specified by the Issuer (which purchase price shall not be more than the purchase price being offered to other investors), with such right

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to purchase being exercised by such Purchaser by written notice to the Issuer no later than 10 days after being notified of such proposed issuance by the Issuer. To the extent that any Purchaser decline to exercise its right to purchase any Optional Secured Notes (in whole or in part), the Issuer will promptly notify the other Purchasers  (only if such Purchasers  exercised their right to purchase Optional Secured Notes in full pursuant to the preceding sentence),  and such other Purchasers  will have the right to purchase such remaining Optional Secured Notes (subject to proportional reduction to the extent of the relative initial principal amount of Optional Secured Notes purchased by other Purchasers exercising the same right) on the same terms as any Optional Secured Notes it previously exercised the right to purchase pursuant to the preceding sentence, with such right to purchase being exercised by such Purchaser by written notice to the Issuer no later than two days after being notified of the opportunity to purchase such remaining Optional Secured Notes by the Issuer.

Section 7.4     Confidentiality. Except as otherwise required by Law or judicial or administrative proceedings (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand or similar process) or the rules and regulations of the Commission or any securities exchange or trading system or any other Governmental Authority or pursuant to requests from regulatory agencies having oversight over any of the Obligors and except as otherwise set forth in this Section 7.4, the Issuer will, and will cause each of its Subsidiaries, other Affiliates, directors, officers, employees, agents, representatives and similarly situated persons who receive such information to, treat and hold as confidential and not disclose to any Person any and all Confidential Information furnished to it by the Purchasers, as well as the information on Schedule 1, and to use any such Confidential Information and other information only in connection with this Purchase Agreement and any other Transaction Document and the transactions contemplated hereby and thereby. Notwithstanding the foregoing, the Issuer may disclose such information solely on a need-to-know basis and solely to its members, directors, employees, managers, officers, agents, brokers, advisors, lawyers, bankers, trustees, representatives, investors, co-investors, insurers, insurance brokers, underwriters and financing parties; provided, however, that such Persons shall be informed of the confidential nature of such information and shall be obligated to keep such Confidential Information and other information confidential pursuant to obligations of confidentiality no less onerous than those set forth herein.

ARTICLE VIII

INDEMNIFICATION

Section 8.1      Indemnification.

(a)    In consideration of the Purchasers’ execution and delivery of this Purchase Agreement, the issuance of the Notes under the Indenture and the issuance of the Warrant and of acquiring the Notes and the Warrant pursuant hereto and in addition to all of the other obligations of the Issuer under this Purchase Agreement, the Issuer shall defend, protect, indemnify and hold harmless the Purchasers and the Purchasers’ equityholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives, including those retained in connection with the transactions contemplated by this Purchase Agreement (each, a “Purchaser Indemnitee” and, collectively, the “Purchaser Indemnitees”), as incurred, from and against any and all actions,

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causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Purchaser Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable and documented attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Purchaser Indemnitee as a result of, arising out of or relating to any misrepresentation or breach of any representation or warranty made by the Issuer in this Purchase Agreement or in any certificate, instrument or other document contemplated hereby. To the extent that the foregoing undertaking by the Issuer may be unenforceable for any reason, the Issuer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Notwithstanding the foregoing, this Section 8.1(a) shall not apply to the extent that the Indemnified Liabilities result from any misrepresentation or breach described in Section 8.1(b).

(b)   Each Purchaser, severally and not jointly, acknowledges that such Purchaser understands the meaning and legal consequences of the representations, warranties and restrictions contained in this Purchase Agreement and that the truth of these representations and warranties will be relied upon by the Issuer and its agents, officers and affiliates. With regard to the representations and warranties contained in this Purchase Agreement, each Purchaser, severally and not jointly, hereby agrees to defend, protect, indemnify and hold harmless the Issuer and the Issuer’s stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (each, an  “Issuer Indemnitee” and, collectively, the “Issuer Indemnitees”), as incurred, from and against the Indemnified Liabilities incurred by any Issuer Indemnitee as a result of any misrepresentation or breach of any representation or warranty made by such Purchaser in this Purchase Agreement or in any certificate, instrument or other document contemplated hereby. To the extent that the foregoing undertaking by such Purchaser may be unenforceable for any reason, such Purchaser, severally and not jointly, shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(c)    Promptly after receipt by an indemnitee under this Article VIII of notice of any claim or the commencement of any action or proceeding (including any governmental investigation), such indemnitee will, if a claim for indemnification in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify will not relieve the indemnifying party from any liability it may have to any indemnitee to the extent the indemnifying party is not materially prejudiced as a result thereof. In case any such action or proceeding is brought against any indemnitee and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, by written notice delivered to such indemnitee promptly after receiving the aforesaid notice from such indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such indemnitee; provided,  however, that if the defendants (including any impleaded parties) in any such action include both the indemnitee and the indemnifying party and the indemnitee shall have reasonably concluded that there may be legal defenses available to it and/or other indemnitees that are different from or additional to those available to the indemnifying party, the indemnitee or indemnitees shall have the right to select separate counsel to defend such action on behalf of such indemnitee or indemnitees. Upon receipt of notice from the indemnifying party to such indemnitee of its election to so appoint counsel to defend such action and reasonable

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approval by the indemnitee of such counsel, the indemnifying party will not be liable to such indemnitee under this Article VIII for any legal or other expenses subsequently incurred by such indemnitee in connection with the defense thereof unless: (A) the indemnitee shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the indemnitee representing the indemnitees who are parties to such action); (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnitee to represent the indemnitee within a reasonable time after notice or commencement of the action; (C) the indemnifying party shall have authorized the employment of counsel for the indemnitee at the expense of the indemnifying party; or (D) the use of counsel chosen by the indemnifying party to represent the indemnitee would present such counsel with a conflict of interest.

(d)   The indemnifying party and the indemnitees will not, without the prior written consent of the applicable indemnitees, or the indemnifying party, as applicable, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnitees are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnitee, or the indemnifying party, as applicable, from all liability arising out of such claim, action, suit or proceeding and does not include an admission of guilt of, or failure to act by, the indemnitee, or include any injunctive relief against any indemnitee. The indemnifying party shall not be liable for any settlement or compromise or the consent to the entry of judgment in connection with any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action other than a judgment entered with the consent of such indemnitee, then the indemnifying party shall indemnify and hold harmless any indemnitee from and against any loss or liability by reason of such settlement or judgment.

(e)    Each indemnitee shall furnish such information regarding itself or the claim in question as the indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation arising therefrom.

(f)    Notwithstanding anything to the contrary herein, the provisions of this Article VIII are intended solely for the benefit of the parties to this Purchase Agreement and not for the benefit of, nor may any provision hereby be enforced by, any other Person.

ARTICLE IX

SURVIVAL OF CERTAIN PROVISIONS

Section 9.1      Survival of Certain Provisions. The representations, warranties, covenants and agreements contained in this Purchase Agreement shall survive (a) the execution and delivery of this Purchase Agreement, the Notes,  the Guarantees and the Warrants and (b) the purchase or transfer by any Purchaser of any Note or Warrant or portion thereof or interest therein. All such provisions are binding upon and may be relied upon by any subsequent holder or beneficial owner of a Note or Warrant, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder or beneficial owner of a Note or Warrant.  All

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statements contained in any certificate or other instrument delivered by or on behalf of any party hereto pursuant to this Purchase Agreement shall be deemed to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby regardless of any investigation made by or on behalf of any such party. The Transaction Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

ARTICLE X

TERMINATION

Section 10.1   Termination.  This Purchase Agreement (a) shall be terminated automatically without further notice or action by any party hereto if the M&A Agreement has been terminated prior to the Initial Closing Date, (b) may be terminated by the Purchasers if the Initial Closing Date has not occurred by the date that is 60 days after the date of this Purchase Agreement and (c) may be terminated upon the mutual written agreement of all parties hereto.

ARTICLE XI

NOTICES

Section 11.1    Notices. All statements, requests, notices and agreements hereunder shall be in writing and delivered by hand, mail, electronic mail, overnight courier or telefax as follows:

(a)    if to any Purchaser,  in accordance with Schedule 1; and

(b)   if to the Issuer, to:

VIVUS, Inc.
900 East Hamilton Avenue, Suite 550
Campbell, California 95008
Attention: Chief Financial Officer and General Counsel
Electronic mail: cfo@vivus.com;
                          generalcounsel@vivus.com

ARTICLE XII

SUCCESSORS AND ASSIGNS

Section 12.1    Successors and Assigns. This Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assignees and permitted transferees.  So long as any of the Notes or Warrants are outstanding, the Issuer may not assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Purchasers  except as permitted in accordance with the Indenture and the Warrants, as applicable.

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ARTICLE XIII

SEVERABILITY

Section 13.1    Severability.  If any term, covenant, restriction or provision of this Purchase Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, prohibited or unenforceable, the remainder of the terms, covenants, restrictions and provisions set forth herein shall remain in full force and effect and shall in no way be invalidated, rendered illegal, made void, prohibited or made unenforceable, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, covenant, restriction or provision. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, covenants, restrictions and provisions without including any of such that may be hereafter invalidated, rendered illegal, made void, prohibited or made unenforceable.

ARTICLE XIV

WAIVER OF JURY TRIAL

Section 14.1    WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PURCHASER AND THE ISSUER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS PURCHASE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

ARTICLE XV

GOVERNING LAW; CONSENT TO JURISDICTION

Section 15.1    Governing Law; Consent to Jurisdiction. THIS PURCHASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. To the extent permitted by applicable Law, the parties hereto hereby submit to the non-exclusive jurisdiction of the U.S. federal and state courts of competent jurisdiction in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Purchase Agreement or the transactions contemplated hereby.

ARTICLE XVI

COUNTERPARTS

Section 16.1    Counterparts. This Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Purchase Agreement. Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

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ARTICLE XVII

TABLE OF CONTENTS AND HEADINGS

Section 17.1    Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of this Purchase Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

{SIGNATURE PAGES FOLLOW}

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If the foregoing is in accordance with your understanding of this Purchase Agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among us and you in accordance with its terms.

Very truly yours,

VIVUS, INC.

By:	/s/ John P. Amos
Name: John P. Amos
Title: Chief Executive Officer

{Signature Page to Purchase Agreement}

PURCHASERS:

ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP

By:	Athyrium Opportunities Associates Co-Invest LLC, its general partner

By:	/s/ Andrew C. Hyman
Name: Andrew C. Hyman
Title: Authorized Signatory

ATHYRIUM OPPORTUNITIES II ACQUISITION LP

By:	Athyrium Opportunities Associates II LP, its general partner

By: Athyrium GP Holdings LLC, its general partner

By:	/s/ Andrew C. Hyman
Name: Andrew C. Hyman
Title: Authorized Signatory

{Signature Page to Purchase Agreement}

ANNEX A

RULES OF CONSTRUCTION AND DEFINED TERMS

Unless the context otherwise requires, in this Annex A and each Transaction Document (or other document) to which this Annex A is attached:

(a)        A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP, unless any Transaction Document (or other document) otherwise provides.

(b)       Where any payment is to be made, any funds are to be applied or any calculation is to be made under any Transaction Document (or other document) on a day that is not a Business Day, unless any Transaction Document (or other document) otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly, including interest unless otherwise specified.

(c)       Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders.

(d)       The definitions of terms shall apply equally to the singular and plural forms of the terms defined.

(e)       The terms  “include”,  “including”  and similar terms shall be construed as if followed by the phrase  “without limitation”.

(f)       The word  “or”  is not exclusive.

(g)       Unless otherwise specified, references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth in this Annex A or any Transaction Document (or other document)) and include any Annexes, Exhibits and Schedules attached thereto.

(h)       Unless otherwise specified, references to any Law shall include such Law as from time to time in effect, including any amendment, modification, codification, replacement or reenactment thereof or any substitution therefor.

(i)        References to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth in this Annex A or any Transaction Document (or other document)), and any reference to a Person in a particular capacity excludes such Person in other capacities.

(j)        The word  “will”  shall be construed to have the same meaning and effect as the word  “shall”.

Annex A-1

(k)       The words “hereof”,  “herein”,  “hereunder”  and similar terms when used in this Annex A or any Transaction Document (or other document) shall refer to this Annex A or such Transaction Document (or other document) as a whole and not to any particular provision hereof or thereof, and references to Articles, Sections, Annexes, Schedules and Exhibits herein and therein are references to Articles and Sections of, and Annexes, Schedules and Exhibits to, the relevant Transaction Document (or other document) unless otherwise specified.

(l)        In the computation of a period of time from a specified date to a later specified date, the word “from”  means “from and including”  and each of the words “to”  and “until”  means “to but excluding”.

(m)      References to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in the relevant Transaction Document (or other document).

(n)       References to any term having the meaning set forth in the Indenture shall mean the meaning set forth in the Indenture as of the Initial Closing Date.

Annex A-2

“$”  means lawful money of the United States.

“Accredited Investor”  means an  “accredited investor”  as defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) under the Securities Act that is not (i) a QIB or (ii) a Person other than a U.S. person (as defined in Regulation S) that acquires Notes in reliance on Regulation S.

“Additional Notes”  means the 10.375% Senior Secured Notes due 2024  of the Issuer in the initial Outstanding Principal Balance of up to $10,000,000 that may be issued on the Subsequent Closing Date pursuant to Section 2.01(c) of the Indenture and Section 3.2.

“Affiliate”  means, with respect to any specified Person, another Person that directly,  or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the specified Person. For purposes of this definition,  “control”  means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a  Person, whether through the ownership of Voting Stock, by contract or otherwise, and  “controlled”  has a meaning correlative thereto.

“Applicable Product Laws”  has the meaning set forth in Section 5.20.

“Business Day”  means any day other than a Saturday, a  Sunday or any other day on which banking institutions are authorized or required by Law to close in New York City or the city in which the Trustee’s corporate trust office is located.

“Capital Stock”  means (a) in the case of a corporation, corporate stock or shares, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and membership rights, and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, in each case to the extent treated as equity in accordance with GAAP, but excluding from all of the foregoing any debt securities convertible into or exchangeable for Capital Stock whether or not such debt securities include any right of participation with Capital Stock.

“Closing Date”  means each of the Initial Closing Date and the Subsequent Closing Date.

“Code”  means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral”  means all property subject, or purported to be subject from time to time, to a Lien under the Security Documents.

“Collateral Agent”  means U.S. Bank National Association in its capacity as  “Collateral Agent”  under the Indenture and under the Security Documents and any successor thereto in such capacity.

“Collateral Agreement”  means that certain collateral agreement, to be dated as of the Initial Closing Date,  to which the Issuer, the Trustee and the Collateral Agent will be party.

Annex A-3

“Commission”  means the U.S. Securities and Exchange Commission or any successor thereto.

“Common Stock” means (i) the Issuer’s common stock, par value $0.001 per share, and (ii) any other capital stock into which such common stock is reclassified or reconstituted.

“Confidential Information”  means, as it relates to any Purchaser (or its Affiliates), all information (whether written or oral, or in electronic or other form) furnished to the Issuer or its Affiliates at any time concerning such Purchaser or its Affiliates (including any of its equityholders), including any and all information regarding any aspect of such Purchaser’s business, including its owners, funds, strategy, market views, structure, investors or potential investors. Such Confidential Information includes any IRS Form W-9 or W-8 (or any similar type of form) provided by such Purchaser to the Issuer. Notwithstanding the foregoing definition,  “Confidential Information”  shall not include information that is (v) independently developed or discovered by the Issuer without use of or access to any information described in the second preceding sentence, as demonstrated by documentary evidence, (w) already in the public domain at the time the information is disclosed or has become part of the public domain after such disclosure through no breach of this Purchase Agreement, (x) lawfully obtainable from other sources, (y) required to be disclosed in any document to be filed with any Governmental Authority or otherwise required to be disclosed under applicable Law or judicial or administrative proceedings (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand or similar process) or pursuant to requests from regulatory agencies having oversight over the Issuer or (z) required to be disclosed by court or administrative order or under securities Laws applicable to any party to this Purchase Agreement or pursuant to the rules and regulations of any stock exchange or stock market on which securities of the Issuer or such Purchaser or its respective Affiliates may be listed for trading.

“Controlled Group” means any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Code.

“Convertible Senior Notes” means the Issuer’s 4.50% Convertible Senior Notes due May 1, 2020.

“Custodian” has the meaning set forth in Section 3.2.

“Custodian Agreement” means that certain Custodian Agreement to be entered into between the Issuer, the Custodian and the Purchasers in respect of the Initial Closing Date.

“Default”  means any event that is, or after notice or passage of time or both would be, an Event of Default.

“Definitive Security”  has the meaning set forth in the Indenture.

“DTC”  means The Depository Trust Company (including its nominees).

“Enforceability Exceptions”  has the meaning set forth in Section 5.6.

“Environmental Laws”  has the meaning set forth in Section 5.22.

Annex A-4

“Equity Interests”  means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“ERISA”  means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“Event of Default”  has the meaning set forth in the Indenture.

“Exchange Act”  means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Act Documents”  has the meaning set forth in Section 5.2.

“FDA”  means the U.S. Food and Drug Administration or any successor thereto.

“GAAP”  means generally accepted accounting principles as in effect in the United States from time to time.

“Global Security”  has the meaning set forth in the Indenture.

“Governmental Authority”  means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, arbitrator, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee”  means any guarantee of the obligations of the Issuer under the Indenture and the Notes by any Person in accordance with the provisions of the Indenture.

“Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine and drilling mud, or that can give rise to liability under any Environmental Law.

“Indemnified Liabilities” has the meaning set forth in Section 8.1(a).

“Indenture”  means that certain indenture for the Notes,  to be dated as of the Initial Closing Date, among the Issuer,  any Subsidiary Guarantors, the Trustee and the Collateral Agent, in the form attached as Exhibit B.

“INHAM Exemption”  has the meaning set forth in Section 4.3(a)(iii)(z).

“Initial Closing Date”  has the meaning set forth in Section 3.1.

“Initial Closing Purchase Price” has the meaning set forth in Section 3.2.

“Intellectual Property” has the meaning set forth in Section 5.15(a).

Annex A-5

“IRS”  means the U.S. Internal Revenue Service or any successor thereto.

“Issuer”  has the meaning set forth in the preamble hereto.

“Issuer Indemnitee” has the meaning set forth in Section 8.1(b).

“Issuer Indemnitees” has the meaning set forth in Section 8.1(b).

“Laws”  means, collectively, all international, foreign, federal, state and local laws, statutes, treaties, rules, guidelines, regulations, ordinances, judgments, orders, writs, injunctions, decrees, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lien”  means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable Law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction); provided, that in no event shall an operating lease be deemed to constitute a Lien.

“M&A Agreement” means that certain Asset Purchase Agreement dated as of April 30, 2018 between Janssen Pharmaceuticals, Inc. and the Issuer.

“Material Adverse Effect”  means a material adverse effect on (a) the business, properties, management, financial position, stockholders’  equity or results of operations of the Issuer and its Subsidiaries taken as a whole, (b) on the ability of the Obligors to perform their obligations under the Transaction Documents, including the issuance and sale of the Notes and the Warrants, or (c) the validity or enforceability of the Transaction Documents.

“Money Laundering Laws”  has the meaning set forth in Section 5.29.

“Nasdaq”  means the NASDAQ Global Select Market.

“Notes”  means the 10.375% Senior Secured Notes due 2024 of the Issuer, substantially in the form of Exhibit A to the Indenture, and shall include, for the avoidance of doubt, the Original Notes and the Additional Notes, as and to the extent issued pursuant to the terms and conditions of the Indenture and this Purchase Agreement.

“Obligors” means, collectively, the Issuer and the Subsidiary Guarantors.

“OFAC”  means the Office of Foreign Assets Control of the U.S. Department of the Treasury or other relevant U.S. sanctions authority.

“Optional Secured Notes”  has the meaning set forth in the Indenture.

Annex A-6

“Original Notes”  means the 10.375% Senior Secured Notes due 2024 of the Issuer in the initial Outstanding Principal Balance of $110,000,000 to be issued on the Initial Closing Date pursuant to Section 2.01(b) of the Indenture and Section 3.2.

“Outstanding Principal Balance”  means, with respect to any Note or other evidence of indebtedness outstanding, the total principal amount of such Note or other evidence of indebtedness unpaid and outstanding at any time.

“Pancreaze®”  means the product referred to as Pancreaze® (whether marketed under such name or any other name and including any authorized generic).

“Paying Agent”  means an office or agency where Notes may be presented for payment maintained by the Issuer in accordance with the Indenture.

“Person”  means an individual, corporation, company, partnership, association, limited liability company, unincorporated organization, trust, joint stock company or joint venture, a Governmental Authority or any other entity.

“Plan”  has the meaning set forth in Section 5.24.

“Plan Assets”  has the meaning given to such term by Section 3(42) of ERISA and regulations issued by the U.S. Department of Labor.

“Product Authorizations” has the meaning set forth in Section 5.20.

“PTE”  has the meaning set forth in Section 4.3(a)(iii)(w).

“PTO”  means the U.S. Patent and Trademark Office.

“Purchase Agreement”  means this agreement.

“Purchase Price”  has the meaning set forth in Section 3.2.

“Purchaser”  has the meaning set forth in Section 1.1.

“Purchaser Indemnitee” has the meaning set forth in Section 8.1(a).

“Purchaser Indemnitees” has the meaning set forth in Section 8.1(a).

“Purchasers”  has the meaning set forth in Section 1.1.

“QIB”  means a qualified institutional buyer within the meaning of Rule 144A.

“QPAM Exemption”  means PTE 84-14 (issued December 21, 1982, as subsequently amended).

“Regulation S”  means Regulation S under the Securities Act.

“Regulatory Authorities”  has the meaning set forth in Section 5.21.

Annex A-7

“Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing or migrating in, into or through the environment or in, into, from or through any building or structure.

“Responsible Officer”  means, with respect to any Obligor, any manager, director or officer of such Obligor.

“Rule 144A”  means Rule 144A under the Securities Act.

“Sanctioned Country”  has the meaning set forth in Section 5.30.

“Sanctions” has the meaning set forth in Section 5.30.

“Sarbanes-Oxley Act”  has the meaning set forth in Section 5.33.

“Securities Act”  means the U.S. Securities Act of 1933, as amended.

“Security Documents”  means the security agreements, pledge agreements, mortgages, collateral assignments and related agreements, as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified from time to time, creating, perfecting or otherwise evidencing the security interests in, or other Liens on, the Collateral as contemplated by the Indenture.

“Similar Law”  has the meaning set forth in Section 4.3(b).

“Source”  has the meaning set forth in Section 4.3(a).

“Subsequent Closing Date”  has the meaning set forth in Section 3.2.

“Subsequent Closing Purchase Price” has the meaning set forth in Section 3.2.

“Subsidiary”  means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (b) any partnership, joint venture or limited liability company of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (y) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. For purposes of clarity, a Subsidiary of a Person shall not include any Person that is under common control with the first Person solely by virtue of having directors, managers or trustees in common and shall not include any Person that is solely under common control with the first Person (i.e., a sister company with a common parent).

Annex A-8

“Subsidiary Guarantors”  means any Subsidiary of the Issuer that is party to the Indenture as of the applicable Closing Date (if any).

“Transaction Documents”  means this Purchase Agreement, the Indenture, the Notes, the Warrants,  the Guarantees, the Security Documents and each other agreement pursuant to which the Collateral Agent (or its agent) is granted a Lien to secure the obligations under the Indenture,  the Notes or the Guarantees.

“Trustee”  has the meaning set forth in Section 3.2.

“UCC”  means the Uniform Commercial Code as in effect in the State of New York; provided, that, if perfection, the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code (or equivalent Law) as in effect in a jurisdiction other than the State of New York, then  “UCC”  means the Uniform Commercial Code (or equivalent Law) as in effect from time to time in such other jurisdiction for purposes of the provisions relating to such perfection, effect of perfection or non-perfection or priority.

“U.S.”  or  “United States”  means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“Voting Stock”  of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

“Warrants” means that certain warrant or warrants, to be dated the Initial Closing Date, executed by the Issuer and acknowledged by the Purchasers named therein, in the form attached as Exhibit A.

Annex A-9

EXHIBIT A

FORM OF WARRANT

See attached.

Exhibit A-1

FORM OF ATHYRIUM WARRANT

THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND REGISTRATION OR QUALIFICATION UNDER ANY OTHER SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION OR (B) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

VIVUS, INC.

COMMON STOCK PURCHASE WARRANT

WHEREAS, capitalized terms used herein shall have the meanings ascribed to such terms in Section 11 hereof;

WHEREAS, the Company and the Holder and certain other parties thereto have entered into that certain Purchase Agreement (as amended, modified or supplemented, the “Purchase Agreement”) pursuant to which the Company will issue to the Holder the Company’s 10.375% Senior Secured Notes due 2024 (the “Senior Notes”);

WHEREAS, in connection with the issuance of the Senior Notes to the Holder, the Company also wishes to issue this Warrant to the Holder; and

WHEREAS, the Company and the Holder desire to set forth herein the rights and obligations of the Company and the Holder both prior to and following the exercise of this Warrant;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby issues this Warrant to the Holder, and the Company and the Holder hereby agree as follows:

Date of Issuance: June 8, 2018	Certificate No. [ ]

THIS IS TO CERTIFY that [          ] and its permitted transferees, successors and assigns (the “Holder”) is the holder of this Warrant (this “Warrant”) entitling the Holder to purchase from VIVUS, Inc., a Delaware corporation (the “Company”), at the price of $0.3951 per share (the “Exercise Price”), at any time after the date hereof (the “Commencement Date”) and expiring on June 8, 2024 (the “Expiration Date”), up to [       ] shares of the fully paid and non-assessable common stock, par value $0.001 per share, of the Company (as such number may be adjusted as provided herein). The maximum number of shares of Common Stock that may be purchased pursuant to this Warrant is referred to herein as the “Aggregate Number”. The Aggregate Number and Exercise Price set forth above shall also be adjusted under certain conditions specified in Section 5 hereof.

SECTION 1.  This Warrant; Transfer and Exchange.

(a)        This Warrant. This Warrant and the rights and privileges of the Holder under this Warrant may be exercised by the Holder in whole or in part as provided herein, shall survive any termination of the Purchase Agreement and, as more fully set forth in Section 1(b) hereof and Section 7 hereof, may, subject to the terms of this Warrant, be transferred by the Holder to any other Person or Persons who meet the requirements set forth herein at any time or from time to time, in whole or in part, regardless of whether the Holder retains any or all rights under the Purchase Agreement.

(b)        Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company and, subject to Section 7 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms of this Warrant and properly endorsed, accompanied by appropriate instructions, and further accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer of this Warrant. Upon any such transfer, a new warrant or warrants shall be issued to the transferee (and the Holder in the event this Warrant is only partially transferred), and the surrendered warrant shall be cancelled. This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office, for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock. Any attempt to transfer this Warrant in violation of the provisions of this Section 1(b) shall be null and void and the Company shall not register or effect any such transfer.

SECTION 2.  Exercise.

(a)        Right to Exercise. At any time after the Commencement Date and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day at the Principal Office, together with the notice of exercise in the form attached hereto as Exhibit A and made a part hereof (the “Notice of Exercise”), duly executed, and payment of the Exercise Price per share for each share purchased, as specified in the Notice of Exercise. The aggregate amount (the “Aggregate Exercise Price”) to be paid for the shares to be purchased (the “Exercise Amount”) shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

(b)        Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds or as provided in Section 2(c) hereof or a combination thereof. In the case of payment of all or a portion of the Aggregate Exercise Price pursuant to Section 2(c) hereof, the direction by the Holder to make a “Cashless Exercise” shall serve as accompanying payment for that portion of the Aggregate Exercise Price.

(c)        Cashless Exercise. If the Company shall receive written notice from the Holder at the time of exercise of this Warrant that the Holder elects to make a “Cashless Exercise”

2

of this Warrant, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price in cash) that number of Warrant Shares computed using the following formula:

where

X =      the number of Warrant Shares to be issued to the Holder;

Y =     the number of Warrant Shares purchasable under this Warrant (at the date of such calculation) or, if only a portion of this Warrant is being exercised, the number of Warrant Shares purchasable under the portion of this Warrant being exercised (at the date of such calculation);

A =      the Fair Market Value Per Share; and

B =      the Exercise Price (as adjusted to the date of such calculation).

(d)        Issuance of Shares of Common Stock. Upon receipt by the Company of this Warrant at the Principal Office in proper form for exercise, and accompanied by the Notice of Exercise and payment of the Aggregate Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Within 10 Business Days after such surrender of this Warrant, delivery of the Notice of Exercise and payment of the Aggregate Exercise Price as aforesaid, the Company shall cause its transfer agent to issue the Warrant Shares so purchased to the Holder in book-entry form. Any reference in this Warrant to the issuance of a certificate or certificates representing the Warrant Shares shall also be deemed a reference to the book-entry issuance of such Warrant Shares.

(e)        Fractional Shares. The Company may, but shall not be required to, deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share.

(f)        Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof that has not expired.

(g)        Deemed Automatic Exercise. If, on the Expiration Date, this Warrant remains unexercised (in whole or in part) and the Fair Market Value Per Share is greater than the Exercise Price, then this Warrant shall (automatically and without any action on the part of the Holder) be deemed exercised in full in a “Cashless Exercise” in accordance with Section 2(a) hereof, Section 2(b) hereof and Section 2(c) hereof.

SECTION 3.  Payment of Taxes. The Company shall pay all stamp taxes attributable to

3

the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 5 hereof, excluding any tax or taxes that may be payable because of a transfer involved in the issuance or delivery of any certificates for shares or other securities issued or delivered upon exercise of this Warrant in a name other than that of the Holder surrendered upon the exercise of this Warrant, and the Company shall not be required to issue or deliver Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 4.   Replacement Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of an affidavit of loss by the Holder to the Company in customary form, and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest.

SECTION 5.  Adjustments to the Aggregate Number and the Exercise Price.

(a)        Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment from time to time as provided in this Section 5 (without duplication, but in each case after taking into consideration any prior adjustments pursuant to this Section 5) upon the occurrence of any of the following events:

(i)         The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, combination, split, reverse split or reclassification of the outstanding Common Stock into a greater or smaller number of Common Stock, in which event the Exercise Price shall be adjusted based on the following formula:

N0

E1 = E0 x ---------------

N1

where:

E1  =          the Exercise Price in effect immediately after (i) in the case of a dividend or distribution, the start of business on the first date on which the Common Stock can be traded without the right to receive such dividend or distribution (the “Ex-Date”), or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;

E0  =          the Exercise Price in effect immediately prior to (i) the start of business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;

N0  =         the number of outstanding shares of Common Stock (including any shares issuable on exercise or conversion of outstanding options, warrants and convertible securities, but excluding any shares held by the Company or any of its subsidiaries) (together, “Common Stock Deemed Outstanding”) immediately prior to (i) the start of business on the record date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification; and

4

N1  =         the number of shares of Common Stock equal to (i) in the case of a dividend or distribution, the sum of the Common Stock Deemed Outstanding immediately prior to the start of business on the record date for such dividend or distribution plus the total number of shares of Common Stock issued pursuant to such dividend or distribution, or (ii) in the case of a subdivision, combination, split, reverse split or reclassification, the shares of Common Stock Deemed Outstanding immediately after such subdivision, combination, split, reverse split or reclassification.

Such adjustment shall become effective immediately after (i) the start of business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification. If any dividend or distribution or subdivision, combination, split, reverse split or reclassification of the type described in this Section 5(a) is declared or announced but not so paid or made, the Exercise Prices shall again be adjusted to the applicable Exercise Prices that would then be in effect if such dividend or distribution or subdivision, combination, split, reverse split or reclassification had not been declared or announced, as the case may be.

(ii)       The issuance as a dividend or distribution to all holders of Common Stock of evidences of indebtedness, securities (including convertible securities) of the Company or any other Person (other than Common Stock), cash or other property (excluding any dividend or distribution covered by clause (i) above), in which event the Exercise Price will be adjusted based on the following formula:

P-FMV

E1 = E0  x ---------------

P

where:

E1  =          the Exercise Price in effect immediately after the start of business on the Ex-Date for such dividend or distribution;

E0  =          the Exercise Price in effect immediately prior to the start of business on the Ex-Date for such dividend or distribution;

P =           the Fair Market Value Per Share as of immediately prior to the start of business on the second Business Day preceding the Ex-Date for such dividend or distribution; and

FMV =   the Fair Value of the portion of such dividend or distribution applicable to one share of Common Stock as of the start of business on the date of such dividend or distribution.

Such decrease shall become effective immediately after the start of business on the Ex-Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared or announced.

(iii)      The payment in respect of any tender offer or exchange offer by the Company for shares of Common Stock, where the cash and Fair Value of any other consideration included in the payment per share of Common Stock exceeds the Fair Market Value Per Share as of the start of business on the second Business Day preceding the

5

expiration date of the tender or exchange offer (the “Offer Expiration Date”), in which event the Exercise Price will be adjusted based on the following formula:

(N0 x P) - A

E1 = E0  x -----------------

(P x N1)

where:

E1  =          the Exercise Price in effect immediately after the start of business on the Offer Expiration Date;

E0  =          the Exercise Price in effect immediately prior to the start of business on the Offer Expiration Date;

N0  =         the number of shares of Common Stock Deemed Outstanding immediately prior to the expiration of the tender or exchange offer (prior to giving effect to the purchase or exchange of Common Stock);

N1  =         the number of shares of Common Stock Deemed Outstanding immediately after the expiration of the tender or exchange offer (prior to giving effect to the purchase or exchange of Common Stock);

A=          the aggregate cash and Fair Value of any other consideration payable for the shares of Common Stock purchased in such tender offer or exchange offer; and

P =           the Fair Market Value Per Share as of the start of business on the second Business Day preceding the Offer Expiration Date.

An adjustment, if any, to the Exercise Price pursuant to this clause (iii) shall become effective immediately after the close of business on the Offer Expiration Date. In the event that the Company or a subsidiary of the Company is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this clause (iii) to any tender offer or exchange offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer or exchange offer under this clause (iii).

(iv)       If any single action would require adjustment of the Exercise Price pursuant to more than one subsection of this Section 5(a), only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value relative to the rights and interests of the Holder.

(v)        Notwithstanding this Section 5(a) or any other provision of this Warrant, if an Exercise Price adjustment becomes effective on any Ex-Date, and a Warrant has been exercised on or after such Ex-Date and on or prior to the related record date resulting in the Person issued Common Stock being treated as the record holder of such Common Stock on or prior to the record date, then, notwithstanding the Exercise Price adjustment provisions in this Section 5(a), the Exercise Price adjustment relating to such Ex-Date will not be made. Instead, such Person will be treated as if it were the record owner

6

of such Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(b)        Adjustments to Aggregate Number. Concurrently with any adjustment to the Exercise Price under Section 5(a), the Aggregate Number will be adjusted such that the Aggregate Number in effect immediately following the effectiveness of such adjustment will be equal to the Aggregate Number in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment.

(c)        Certain Distributions of Rights and Warrants.

(i)         Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase the Company’s securities (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (a “Trigger Event”):

(1)        are deemed to be transferred with such Common Stock;

(2)        are not exercisable; and

(3)        are also issued in respect of future issuances of Common Stock,

shall be deemed not to have been distributed for purposes of this Section 5 (and no adjustment to the Exercise Price or the Aggregate Number under this Section 5 will be made) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exercise Price and the Aggregate Number shall be made under this Section 5 (subject in all respects to Section 5(d) below).

(ii)       If any such right or warrant is subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (subject in all respects to Section 5(d) below).

(iii)      In addition, except as set forth in Section 5(d), in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in clause (ii) above) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Exercise Price and the Aggregate Number under this Section 5 was made (including any adjustment contemplated in Section 5(d)):

(1)        in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by the holders thereof, the Exercise Price and the Aggregate Number shall be readjusted upon such final redemption or

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repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a distribution under Section 5(a)(ii), equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase; and

(2)        in the case of such rights or warrants that shall have expired or been terminated without exercise by the holders thereof, the Exercise Price and the Aggregate Number shall be readjusted as if such rights and warrants had not been issued or distributed.

(d)        Stockholder Rights Plans. If the Company has a stockholder rights plan in effect with respect to the Common Stock, upon exercise of this Warrant the Holder shall be entitled to receive, in addition to the Common Stock, the rights under such stockholder rights plan, unless, prior to such exercise, such rights have separated from the Common Stock.

(e)        Restrictions on Adjustments.

(i)         Except in accordance with Sections 5(a) and 5(b), the Exercise Price and the Aggregate Number will not be adjusted for the issuance of Common Stock or other securities of the Company.

(ii)       For the avoidance of doubt, except as otherwise provided in Sections 5(a) and 5(b), neither the Exercise Price nor the Aggregate Number will be adjusted:

(1)        upon the issuance of any shares of Common Stock or other securities or any payments pursuant to any other equity incentive plan of the Company;

(2)        upon any issuance of any shares of Common Stock pursuant to the exercise of this Warrant;

(3)        upon the offer and sale of shares of Common Stock by the Company in a primary offering at a price that is less than Fair Market Value Per Share at the time of such offer and sale; and

(4)        upon the issuance of shares of Common Stock or other securities of the Company in connection with a business acquisition transaction.

(iii)      No adjustment shall be made to the Exercise Price or the Aggregate Number for any of the transactions described in Section 5(a) if the Company makes provisions for participation in any such transaction with respect to the Holder of this Warrant without exercise of this Warrant on the same basis as with respect to the shares of Common Stock issuable hereunder with notice that the Company’s board of directors determines in good faith to be fair and appropriate

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(f)        Certificate as to Adjustment. As promptly as reasonably practicable following (i) any adjustment of the Exercise Price or the Aggregate Number or (ii) the receipt by the Company of a written request by the Holder, but in each case in any event not later than ten Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the Aggregate Number or the amount, if any, of other shares of stock or other securities or assets then issuable upon exercise of this Warrant, including in the case of clause (i) above setting forth in reasonable detail any adjustment and the facts upon which it is based.

(g)        Treatment of Warrant upon a Cash/Public Change of Control. In the event of a Change of Control in which the consideration to be received by the Company’s stockholders consists solely of cash, Marketable Securities or a combination thereof (a “Cash/Public Change of Control”), if this Warrant is outstanding immediately prior to such Cash/Public Change of Control, then (i) if the Fair Market Value Per Share is greater than the then applicable Exercise Price, this Warrant shall be automatically exchanged without exercise for the same amount and kind of securities, cash or property as the Holder would have been entitled to receive upon the occurrence of such Cash/Public Change of Control if this Warrant had been exercised in full pursuant to Section 2(c) hereof immediately prior to such Cash/Public Change of Control, and (ii) if the Fair Market Value Per Share is less than or equal to the then applicable Exercise Price, this Warrant will expire immediately prior to the consummation of such Change of Control. If this Warrant is exchanged in accordance with clause (i) above, the Company shall pay or deliver to the Holder the securities, cash or property so contemplated promptly following the consummation of the Cash/Public Change of Control.

(h)        Treatment of Warrant upon a Non-Cash/Public Change of Control. If, at any time while this Warrant is outstanding, the Company consummates a Change of Control that is not a Cash/Public Change of Control, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant (in whole at any time or in part from time to time), the same amount and kind of securities, cash or property as the Holder would have been entitled to receive upon the occurrence of such Change of Control if it had been, immediately prior to such Change of Control, a holder of the number of Warrant Shares then issuable upon such exercise of this Warrant (the “Alternate Consideration”). The Company shall not effect any such Change of Control unless, prior to or simultaneously with the consummation thereof, any successor to the Company, any surviving entity or the Person purchasing or otherwise acquiring such assets or other appropriate Person shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive and the other obligations under this Warrant.

SECTION 6.  Purchase Rights and Right of Offer.

(a)        Purchase Rights. If at any time the Company grants, issues or sells any shares of Common Stock, options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Holder would have acquired if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights

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or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. Anything herein to the contrary notwithstanding, the Holder shall not be entitled to the Purchase Rights granted herein with respect to any issuance or sale by the Company of (i) shares of Common Stock issued upon the exercise of this Warrant, (ii) shares of Common Stock issued directly or upon the exercise of options to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Company’s board of directors and issued pursuant to an equity incentive plan of the Company, or (iii) shares of Common Stock issued upon the conversion or exercise of options, warrants or convertible securities issued prior to the Commencement Date, provided, that such securities are not amended after the Commencement Date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof.

(b)        Right of Offer. If at any time while this Warrant is outstanding the Holder should desire to transfer this Warrant (but not, for the avoidance of doubt, the Warrant Shares) to a non-affiliated Person, the Holder shall so notify the Company. If the Company wishes to offer to purchase this Warrant for cash, it shall in good faith determine the current fair value of this Warrant and shall so notify the Holder within five Business Days after the Holder’s notice of intent to transfer is received by the Company. In this regard, the Company shall use a Black-Scholes valuation model with (i) a six-month trailing realized volatility, (ii) a maturity-matched U.S. Treasury curve risk-free interest rate, (iii) the actual remaining term on this Warrant and (iv) the 15-day volume weighted average price for the current price (for the 15 trading days preceding the date that the Holder’s notice of intent to transfer is received by the Company). The Holder may, at its option and in its sole discretion, accept the Company’s offer within five Business Days after the Holder’s receipt of such offer.

SECTION 7.  Transfers of this Warrant and the Warrant Shares.

(a)        Generally. Subject to compliance with applicable U.S. federal and state securities Laws, the right of offer set forth in Section 6(b) hereof and the restrictions set forth in this Section 7, the Holder may transfer this Warrant and the Warrant Shares in whole or in part to any Person, and, upon the reasonable request of the Holder, the Company agrees that it shall use commercially reasonable efforts to promptly assist the Holder in making any such transfer in compliance with any applicable U.S. federal and state securities Laws. This Warrant has not been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act. For a transfer of this Warrant as an entirety by the Holder, upon surrender of this Warrant to the Company, together with the notice of assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Holder, the Company shall issue a new Warrant of the same denomination to the assignee. For a transfer of this Warrant with respect to a portion of the Warrant Shares purchasable hereunder, upon surrender of this Warrant to the Company, together with the notice of assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Holder, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Holder, and shall issue to the Holder a new Warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been transferred.

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(b)        Representations by the Holder. The Holder, by its acceptance of this Warrant, represents and warrants to the Company as follows:

(i)         this Warrant has been acquired by the Holder, and any Warrant Shares to be acquired by the Holder will be acquired, for the account of the Holder for investment purposes for its own account and not with a view to or for sale in connection with any distribution or reselling thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction;

(ii)        the Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act;

(iii)       the Holder is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company;

(iv)       the Holder understands that investment in this Warrant (and any Warrant Shares that the Holder acquires) involves substantial risks;

(v)        the Holder has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in this Warrant (and any Warrant Shares that the Holder acquires) and is able to bear the economic risk of that investment; and

(vi)       the Holder understands that this Warrant is, and the Warrant Shares may be, characterized as “restricted securities” under the U.S. federal securities Laws inasmuch as they are being (or may be) acquired from the Company in a transaction not involving a public offering and that under such Laws this Warrant and the Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances and, accordingly, the Holder represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(c)        Covenant by the Holder. The Holder, by its acceptance of this Warrant, covenants with the Company that, prior to and as a condition to the sale or transfer of the Warrant Shares issuable upon exercise of this Warrant, the Holder shall furnish to the Company such customary certificates, representations, agreements and other information as the Company or the Company’s transfer agent may reasonably require to confirm that such sale or transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, unless such Warrant Shares are being sold or transferred pursuant to an effective registration statement.

(d)        Transfer Restrictions Regarding This Warrant. This Warrant (or any warrants represented hereby) may only be sold, in whole or in part, (i) pursuant to an effective registration statement covering the resale by the Holder of this Warrant under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act and, if reasonably required by the Company, upon delivery to the Company of a customary opinion of legal counsel

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(which may rely on customary certificates and representations), certifications or other evidence to establish that such registration is not required under the Securities Act.

(e)        Transfer Restrictions Regarding Warrant Shares. If the Warrant Shares are not registered at the time of issuance, then any Warrant Shares may only be sold (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act and upon delivery to the Company of a customary opinion of legal counsel (which may rely on customary certificates and representations), certifications or other evidence as may reasonably be required by the Company in order to determine that such registration is not required under the Securities Act. The Holder acknowledges that the Company may place a restrictive legend on any Warrant Shares issued upon exercise in order to comply with applicable securities Laws, unless such Warrant Shares are sold pursuant to an effective registration statement or are otherwise freely tradable under Rule 144.

SECTION 8.  Covenants. Until the later of (i) the Expiration Date and (ii) the date as of which this Warrant has been exercised in full, the Company hereby covenants to the Holder as set forth in this Section 8.

(a)        Validly Issued Shares. All shares of Common Stock that may be issued upon exercise of this Warrant, assuming full payment of the Aggregate Exercise Price, shall, upon delivery by the Company, be duly authorized and validly issued, fully paid and non-assessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims (other than security interests, encumbrances and claims to which the Holder is subject prior to or upon the issuance of the applicable Warrant Shares, restrictions under applicable U.S. federal and/or state securities Laws and other transfer restrictions described herein).

(b)        Reservation of Shares. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, free of preemptive rights, such number of its duly authorized shares of Common Stock as shall be sufficient to enable the Company to issue the shares of Common Stock issuable upon exercise in full of this Warrant.

(c)        Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 5 hereof, require registration with or approval of any Governmental Authority under any U.S. federal or state Law (other than securities Laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, secure such registration or approval, as the case may be (including, without limitation, approvals or expirations of waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

(d)        Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of this Warrant in a manner that

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would require the registration under the Securities Act of the sale of this Warrant to the Holder or any assignee of the Holder.

SECTION 9. Representations and Warranties by the Company. The Company represents and warrants to the Holder as of the Commencement Date as set forth in this Section 9.

(a)        Organizational Matters. The Company (i) is duly organized and validly existing under the Laws of the State of Delaware, (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same would not reasonably be expected to have a material adverse effect, (iii) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) reasonably be expected to have a material adverse effect, (iv) has full power, authority and legal right to issue this Warrant and the Warrant Shares and to perform its obligations hereunder and (v) is in material compliance with all applicable Laws to which it is subject.

(b)        Enforceability. The making, entry into, issuance and sale of this Warrant and the performance of the Company’s obligations hereunder are within the Company’s corporate powers and have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)        No Conflicts. The making, entry into, issuance and sale of this Warrant and the performance of the Company’s obligations hereunder (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable Law or the charter, bylaws or other organizational documents of the Company or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, any of its subsidiaries or the Company’s or its subsidiaries’ assets or give rise to a right thereunder to require any payment to be made by any such Person and (iv) will not result in the creation or imposition of any lien on any asset of any of the Company or any of its subsidiaries.

(d)        No Registration. Assuming the accuracy of the representations made by the Holder herein, the offer and sale by the Company of this Warrant and the delivery of the Warrant Shares upon exercise hereof are not required to be registered pursuant to the provisions of Section 5 of the Securities Act.

(e)        Capitalization. The authorized capital stock of the Company consists of 205,000,000 shares, of which 200,000,000 shares are designated as common stock and 5,000,000 shares are designated as preferred stock. As of April 13, 2018, (i) 106,041,014 shares of common

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stock of the Company are issued and outstanding, (ii) no shares of common stock of the Company are held in treasury and (iii) no shares of preferred stock of the Company are issued and outstanding or held in treasury. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(f)        Taxes. All taxes (other than any taxes that may be payable because of a transfer involved in the issuance or delivery of any certificates for shares or other securities issued or delivered upon exercise of this Warrant in a name other than that of the Holder) imposed on the Company in connection with the issuance, sale and delivery of the Warrant Securities have been or will be timely and fully paid, and all Laws imposing such taxes have been or will be fully complied with by the Company.

SECTION 10.            Registration Rights.

(a)        Piggyback Rights. The Company agrees that it shall notify the Holder in writing at least 10 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of Common Stock of the Company (including, without limitation, registration statements relating to secondary offerings of securities of the Company, but excluding any Special Registration Statement) that would be filed at any time during which this Warrant is still outstanding, and the Company will afford the Holder an opportunity to include in such registration statement all or part of the Warrant Shares subject to the provisions hereof (such registration statement, the “Piggyback Registration Statement”). If the Holder desires to include in any such Piggyback Registration Statement all or any part of the Warrant Shares held by it, the Holder shall, within seven days after the above-described notice from the Company, so notify the Company in writing and shall thereafter furnish the Company with such information as the Company reasonably requires to effect the registration of such Warrant Shares. The Company will use its commercially reasonable efforts to cause such Warrant Shares as to which inclusion shall have been so requested to be included in the Piggyback Registration Statement. The Holder shall be entitled to sell the Warrant Shares included in a Piggyback Registration Statement in accordance with the method of distribution requested by it; provided that, if the Piggyback Registration Statement relates to an underwritten offering, then (i) the Company shall be entitled to select the underwriters in its sole discretion and (ii) the Holder must sell all Warrant Shares included on the Piggyback Registration Statement in such underwritten offering pursuant to an underwriting agreement containing terms and conditions that are customary for secondary offerings. In the event the managing underwriter shall be of the opinion that the number of such securities, when taken together with the Warrant Shares requested to be included in a public primary offering pursuant to a piggyback registration request under this Section 10(a), alone or taken together with the equity securities of the Company to be included therein, would adversely affect the marketing of such offering (including the price at which the securities of the Company may be sold), then the number of securities of the Company to be included in such underwritten offering will be reduced (an “Underwriter Cutback”), with the securities of the Company to be included in such offering based on the following priority: (x) first, the number of securities that the Company seeks to include in the offering, up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which such securities of the Company may be sold); (y) second, the number of the securities of the Company requested to be included by the Holder and any other Person(s) who has (have) elected to include securities pursuant to written agreements with the Company, in each case, up to the number that, in the

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opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which the securities (including the Warrant Shares) may be sold); and (z) third, in addition to securities of the Company included pursuant to the preceding clause (x) and the Warrant Shares of the Holder and the securities of any other Person included pursuant to the preceding clause (y), the number of securities of the Company requested to be included by any other Person(s) in the offering with the permission of the Company, up to the number that, in the opinion of the managing underwriter, would not adversely affect the marketing of the offering (including the price at which the securities of the Company may be sold). The Underwriter Cutbacks described in the immediately preceding clause (y) shall be allocated pro rata among the participating Persons, including the Holder, on the basis of the number of securities requested to be included in such registration by such Persons. The Company may withdraw a Piggyback Registration Statement prior to its being declared effective without incurring any liability to the Holder and shall not be required to keep a Piggyback Registration Statement effective for longer than the period contemplated by the intended manner of distribution for the securities of the Company to be sold by the Company as described in the prospectus included in the Piggyback Registration Statement. The expenses of such registration (other than any underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Warrant Shares) shall be borne by the Company. If the Holder decides not to include all of its Warrant Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Warrant Securities in any subsequent registration statement or registration statements (other than any Special Registration Statement) as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)        Listing of the Warrant Shares. To the extent applicable, the Company shall promptly secure the listing of the Warrant Shares on whichever market is at the time the principal trading exchange or market for the Common Stock, based upon share volume, after such time as the Warrant Shares are no longer required to contain the legend referred to in Section 7 hereof, and the Company shall provide to the Holder evidence of such listing.

(c)        Compliance with Rule 144. The Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Holder owns any Warrant Securities, if the Company is not required to file reports pursuant to such Laws, the Company will prepare and furnish to the Holder and make publicly available in accordance with Rule 144 such information as is required for the Holder to sell Warrant Securities under Rule 144. So long as the Warrant Securities are not registered under an effective registration statement, the Company further covenants that it will take such further action as the Holder may reasonably request and is within the Company’s control, all to the extent required from time to time to enable the Holder to sell such Warrant Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144.

SECTION 11.             Definitions. As used herein, the following terms shall have the following meanings.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common

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control with the Person specified.

“Aggregate Exercise Price” has the meaning set forth in Section 2(a) hereof.

“Aggregate Number” has the meaning set forth in the preamble hereto.

“Alternate Consideration” has the meaning set forth in Section 5(h) hereof.

“Bloomberg” means Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of the Common Stock).

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City.

“Cash/Public Change of Control” has the meaning set forth in Section 5(g) hereof.

“Change of Control” means (i) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the assets or all or a majority of the outstanding voting shares of capital stock of the Company, (ii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company or (iii) a “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a majority of the voting power of the capital stock of the Company including pursuant to any merger, consolidation or other business combination.

“Common Stock Deemed Outstanding” has the meaning set forth in Section 5(a)(i) hereof.

“Commencement Date” has the meaning set forth in the preamble hereto.

“Commission” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Common Stock” means (i) the Company’s common stock, par value $0.001 per share, and (ii) any other capital stock into which such common stock is reclassified or reconstituted.

“Company” has the meaning set forth in the preamble hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Ex-Date” has the meaning set forth in Section 5(a)(i) hereof.

“Exercise Amount” has the meaning set forth in Section 2(a) hereof.

“Exercise Price” has the meaning set forth in the preamble hereto.

“Expiration Date” has the meaning set forth in the preamble hereto.

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“Fair Market Value Per Share” means (as of immediately before the date of a Notice of Exercise) (i) the last reported sale price or, if there are no sales, the last reported bid price of the Common Stock on the Business Day immediately prior to the date of exercise on the NASDAQ Global Select Market as reported by Bloomberg, (ii) if clause (i) above does not apply, the last sales price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for such security on the Business Day immediately prior to the date of exercise as reported by Bloomberg or, if there are no sales, the last reported bid price of the Common Stock on the Business Day immediately prior to the date of exercise as reported by Bloomberg or (iii) if fair market value cannot be calculated as of such date on the basis of either clause (i) or clause (ii) above, the price determined in good faith by the Company’s board of directors or upon the advice of an independent investment banking, financial advisory or valuation firm or appraiser as selection by the Company’s board of directors.

“Fair Value” means the fair value of any securities or other distributed property determined as follows:

(i)         in the case of securities listed on the New York Stock Exchange or the NASDAQ Stock Market, the volume weighted average price (“VWAP”) of a single unit of such security for the 20 trading days ending on, but excluding, the date of valuation (or if the security has been listed for fewer than 20 trading days, the VWAP for such lesser period of time);

(ii)       in the case of securities not listed on the New York Stock Exchange or the NASDAQ Stock Market, the VWAP of a single unit of such security in composite trading for the principal United States national or regional securities exchange on which such securities are then listed for the 20 trading days ending on, but excluding, the date of valuation (or if the security has been listed for fewer than 20 trading days, the VWAP for such lesser period of time); or

(iii)      in all other cases, the fair value as of a date not earlier than 10 Business Days preceding the specified date as determined in good faith by the Company’s board of directors or upon the advice of an independent investment banking, financial advisory or valuation firm or appraiser as selection by the Company’s board of directors;

provided, however, that notwithstanding the foregoing, if the Company’s board of directors determines in good faith that the application of clause (i) or (ii) of this definition would result in a VWAP based on the trading prices of a thinly-traded security such that the price resulting therefrom may not represent an accurate measurement of the fair value of such security, the board of directors at its election may apply the provisions of clause (iii) of this definition in lieu of the applicable clause (i) or (ii) with respect to the determination of the fair value of such security.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof or any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including, without limitation, regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-making, rule-making or regulation-making organizations or entities of any state, territory, county, city or other political subdivision of the United States.

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“Holder” has the meaning set forth in the preamble hereto.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is then current in its filing of all required reports and other information under the Securities Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by the Holder in connection with the Change of Control were the Holder to exercise this Warrant on or prior to the closing thereof is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market; and (iii) following the closing of such Change of Control, the Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by the Holder in such Change of Control were the Holder to exercise or convert this Warrant in full on or prior to the closing of such Change of Control, except to the extent that any such restriction (x) arises solely under U.S. federal or state securities Laws, (y) does not extend beyond six months from the closing of such Change of Control or (z) relates to the Holder’s status as an affiliate of such issuer prior to such Change of Control.

“Notice of Exercise” has the meaning set forth in Section 2(a) hereof.

“Offer Expiration Date” has the meaning set forth in Section 5(a)(iii) hereof.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“Piggyback Registration Statement” has the meaning set forth in Section 10(a) hereof.

“Principal Office” means the Company’s principal office as set forth in Section 16 hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Holder.

“Purchase Agreement” has the meaning set forth in the recitals hereto.

“Purchase Rights” has the meaning set forth in Section 6(a) hereof.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

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“Senior Notes” has the meaning set forth in the recitals hereto.

“Special Registration Statement” means (i) a registration statement relating to any employee benefit plan, (ii) with respect to any corporate reorganization or transaction under Rule 145 promulgated under the Securities Act, any registration statement related solely to the issuance or resale of securities issued in such a transaction, (iii) a registration statement related solely to stock issued upon conversion of debt securities, (iv) any registration statement filed under Rule 462(b) promulgated under the Securities Act or (v) any registration statement on Form S-4 or Form S-8 not contemplated by clauses (i) – (iv) hereof.

“Trigger Event” has the meaning set forth in Section 5(c) hereof.

“Underwriter Cutback” has the meaning set forth in Section 10(a) hereof.

“Warrant” has the meaning set forth in the preamble hereto.

“Warrant Securities” means, collectively, this Warrant and the Warrant Shares.

“Warrant Shares” means (i) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (ii) all other shares of the Company’s capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company’s capital stock.

SECTION 12.            Survival of Provisions. Upon the full exercise by the Holder of its rights to purchase Common Stock under this Warrant, all of the provisions of this Warrant shall terminate (other than the provisions of Sections 7,  8,  10,  11,  12,  13,  14,  15,  16,  17,  18,  19,  20,  21,  22 and 23 hereof, which shall expressly survive such exercise until the later of (a) the Expiration Date and (b) the time when the Holder no longer holds any Warrant Shares).

SECTION 13.            Delays, Omissions and Indulgences. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder’s part of any breach or default under this Warrant, or any waiver on the Holder’s part of any provisions or conditions of this Warrant, must be in writing and that all remedies under this Warrant, by Law or otherwise afforded to the Holder shall be cumulative and not alternative.

SECTION 14.            Rights of Transferees. Subject to Section 7 hereof, the rights granted under this Warrant to the Holder shall pass to and inure to the benefit of all subsequent transferees of all or any portion of this Warrant (provided, that the Holder and any transferee shall hold such rights in proportion to their respective ownership of this Warrant and the Warrant Shares) until extinguished pursuant to the terms hereof.

SECTION 15.            Captions. The section headings and other captions appearing herein

19

are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Warrant.

SECTION 16.            Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Warrant) shall be given or made in writing (including by email with PDF attachment) delivered to the applicable addresses specified below or at such other address as shall be designated by the Company or the Holder, as applicable, in a notice to the other. Except as otherwise provided in this Warrant, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof (except in the case of an email with PDF attachment not given during normal business hours for the recipient, which shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case given or addressed as aforesaid.

(a)        If to the Company:

VIVUS, Inc.
900 East Hamilton Avenue, Suite 550
Campbell, California 95008
Attention: Chief Financial Officer and General Counsel
Electronic mail: cfo@vivus.com;
                          generalcounsel@vivus.com

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Faiza N. Rahman, Esq.
Email: faiza.rahman@weil.com

20

(b)        if to the Holder:

[            ]
c/o Athyrium Capital Management, LP
530 Fifth Avenue, Floor 25
New York, New York 10036
Attention: Andrew C. Hyman and Laurent Hermouet

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, New York 10036
Attention: David S. Baxter, Esq.
Email: david.baxter@pillsburylaw.com

SECTION 17.            Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder. The Company shall not require the Holder to provide an opinion of counsel if any transfer by the Holder is to an Affiliate of the Holder; provided, that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Securities Act and the Holder and such transferee each comply in all respects with the transfer procedures set forth in Section 7 hereof, as applicable.

SECTION 18.             Amendments. Neither this Warrant nor any term hereof may be amended, changed, waived, discharged or terminated without the prior written consent of the Holder and the Company to such action.

SECTION 19.           Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable Law the parties hereto agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

SECTION 20.            Governing Law. This Warrant and the rights and obligations of the Holder and the Company hereunder shall be governed by, and construed in accordance with, the Law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the Laws of any other jurisdiction; provided, that Section 5-1401 of the New York General Obligations Law shall apply.

SECTION 21.            Entire Agreement. This Warrant, together with the Purchase Agreement and the other documents contemplated thereby, are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

SECTION 22.            Rules of Construction. Unless the context otherwise requires, “or” is not exclusive, and references to sections or subsections refer to sections or subsections of this

21

Warrant. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

SECTION 23.            No Effect Upon Lending Relationship. Notwithstanding anything herein to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of the Holder or any of its Affiliates in its capacity as a lender to the Company pursuant to any agreement under which the Company has borrowed money from the Holder or any of its Affiliates, including, without limitation, the Purchase Agreement and the Senior Notes. Without limiting the generality of the foregoing, neither the Holder nor any Affiliate of the Holder, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have any duty to consider (a) its status or the status of any of its Affiliates as a direct or indirect equity holder of the Company, (b) the equity of the Company or (c) any duty it may have to any other direct or indirect equity holder of the Company, except as may be required by commercial Law applicable to creditors generally.

{Remainder of Page Intentionally Left Blank}

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IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by a duly authorized officer as of the date first written above.

VIVUS, INC.

By:
Name:
Title:

Accepted and agreed:

[Holder]

{Signature Page to Warrant}

EXHIBIT A

Form of

NOTICE OF EXERCISE

To:       VIVUS, Inc.
900 East Hamilton Avenue, Suite 550
Campbell, California 95008
Attention: Chief Financial Officer and General Counsel

1.         The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to __________ shares of Common Stock (the “Exercise Amount”). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

2.         The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

            Exercise for Cash

            Cashless Exercise

3.         Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4.         The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment purposes and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

5.         The undersigned represents that, as of the date hereof, the undersigned (together with the undersigned’s affiliates, and any other persons acting as a group together with the undersigned or any of the undersigned’s affiliates) owns __________ shares of Common Stock (as such ownership is calculated pursuant to the rules of the NASDAQ Global Select Market).

6.         If the Exercise Amount is less than all of the shares of Common Stock purchasable under the attached Warrant, please issue a new warrant representing the remaining balance of such shares, as follows:

(Name of Record Holder/Transferee)

A-1

and deliver such warrant to the following address:

(Address of Record Holder/Transferee)

(Signature)

(Date)

A-2

EXHIBIT B

Form of

NOTICE OF ASSIGNMENT

FOR VALUE RECEIVED, the Holder (the “Assignor”) hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of VIVUS, Inc. (the “Company”) covered thereby set forth below, to the following “Assignee” and, in connection with such transfer, represents and warrants to the Company that the transfer is in compliance with Section 7 of the Warrant and applicable U.S. federal and state securities laws:

______________________________

(Name of Assignee)

______________________________

(Address of Assignee)

______________________________

(Number of Shares)

______________________________

(Dated)

______________________________

(Signature)

ASSIGNEE ACKNOWLEDGMENT

The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the Warrant as of the date hereof, including Section 7 thereof.

By:
Name:
Title:
Address:

EXHIBIT B

FORM OF INDENTURE

See attached.

B-1

VIVUS, INC.,

as Issuer,

and any Guarantor that becomes party hereto pursuant to Section 4.12 hereof

10.375% Senior Secured Notes due 2024

________________________

INDENTURE

Dated as of  [     ], 2018

________________________

U.S. BANK NATIONAL ASSOCIATION,

as Trustee and as Collateral Agent

TABLE OF CONTENTS

i

Appendix A	-	Provisions Relating to Securities	A-1

EXHIBIT INDEX

Exhibit A	-	Form of Security and Trustee’s Certificate of Authentication	A-1
Exhibit B	-	Form of Transferee Letter of Representation	B-1
Exhibit C	-	Form of Supplemental Indenture	C-1
Exhibit D	-	Payment Subordination Terms	D-1
Exhibit E	-	Form of Portfolio Interest Certificate	E-1

v

INDENTURE dated as of June 8, 2018 among VIVUS, Inc., a Delaware corporation with an address at 900 East Hamilton Avenue, Suite 550, Campbell, California 95008 (the “Issuer”), any Guarantor that becomes party hereto pursuant to Section 4.12, and U.S. Bank National Association, a national banking association, as trustee (as more fully defined in Section 1.01, the “Trustee”) and as collateral agent (as more fully defined in Section 1.01, the “Collateral Agent”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer’s 10.375% Senior Secured Notes due 2024 (as more fully defined in Section 1.01, the “Securities”).

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.          Definitions.

“Accredited Investors” means “accredited investors” as defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) of Regulation D under the Securities Act.

“Acquired Indebtedness” means, with respect to any specified Person:

(1)        Indebtedness of any other Person existing at the time such other Person is merged, amalgamated or consolidated with or into or became a Restricted Subsidiary of such specified Person; and

(2)        Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Additional Conditional Securities” means the Issuer’s 10.375% Senior Secured Notes due 2024 that may be issued after the Issue Date pursuant to Section 2.01(c).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Applicable Premium” means, with respect to any Security (or portion thereof) to be redeemed on any redemption date, the amount, if any, by which (a) the sum of (1) 105% of the amount of principal of such Security to be redeemed plus (2) the present value at such redemption date of all required interest payments due on the amount of principal of such Security to be redeemed through the First Call Date (excluding accrued but unpaid interest, if any, to the redemption date), computed using a discount rate equal to the Treasury Rate in respect of such redemption date plus 50 basis points, exceeds (b) the amount of principal of such Security to be redeemed. The Trustee shall have no duty to calculate or verify the calculation of the Applicable Premium.

“Article 9 Collateral” means Collateral with respect to which a Lien thereon may be perfected by the filing of (i) a UCC-1 financing statement pursuant to the Uniform Commercial Code as adopted in any applicable jurisdiction or (ii) any similar or comparable filing in a non-U.S. jurisdiction.

“Average Monthly Balance” means, with respect to any Indebtedness incurred by the Issuer or the Restricted Subsidiaries under a revolving credit facility, the quotient of (i) the sum of each Individual Monthly Balance for each fiscal month ended on or prior to the relevant date of determination and included in the applicable Reference Period divided by (ii) 12.

“Board of Directors” means, as to any Person, the board of directors, board of managers or similar governing body, as applicable, of such Person (or, if such Person is a partnership, the board of directors or other governing body of the general partner of such Person) or any duly authorized committee thereof. References in this Indenture to directors (on a Board of Directors) shall also be deemed to refer to managers (on a Board of Managers).

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New York City or the city in which the Corporate Trust Office is located.

“Capital Stock” means:

(1)        in the case of a corporation or company, corporate stock or shares;

(2)        in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)        in the case of a partnership or limited liability company, partnership interests (whether general or limited) and membership interests; and

(4)        any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person;

in each case to the extent treated as equity in accordance with GAAP.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease (or a finance lease upon adoption by the Issuer of ASU No. 2016-02, Leases (Topic 842)) that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP.

“Cash Equivalents” means:

(1)        U.S. Dollars, Canadian dollars, pounds sterling, euros or the national currency of any member state in the European Union;

(2)        securities issued or directly and fully guaranteed or insured by the U.S. government, Canada, the United Kingdom or any country that is a member of the European Union or any agency or instrumentality thereof, in each case maturing not more than two years from the date of acquisition;

(3)        certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $250,000,000 and whose long-term debt is rated “A” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another nationally recognized statistical rating organization);

(4)        repurchase obligations for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)        commercial paper issued by a Person (other than an Affiliate of the Issuer) rated at least “A-1” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another nationally recognized statistical rating organization), and in each case maturing within one year after the date of acquisition;

(6)        readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P (or reasonably equivalent ratings of another nationally recognized statistical rating organization), in each case with maturities not exceeding two years from the date of acquisition;

(7)        Indebtedness issued by Persons (other than an Affiliate of the Issuer) with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s (or reasonably equivalent ratings of another nationally recognized statistical rating organization), in each case with maturities not exceeding two years from the date of acquisition; and

(8)        investment funds investing at least 95% of their assets in securities of the types described in clauses (1) through (7) above.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holdco” means (a) any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock or Indebtedness of one or more CFCs and (b) any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock or Indebtedness of one or more Persons of the type described in the immediately preceding clause (a).

“Change of Control” means the occurrence of any of the following events:

(i)         the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Issuer and its Subsidiaries, taken as a whole, to a Person other than any of the Issuer or its Restricted Subsidiaries;

(ii)       the Issuer becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act or any successor provision), in a single transaction or in a related series of transactions, by way of merger, amalgamation, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of more than 50% of the total voting power of the issued and outstanding Voting Stock of the Issuer; or

(iii)      the adoption of a plan relating to the Issuer’s dissolution or liquidation in accordance with the Issuer’s organizational documents.

Notwithstanding the foregoing, the acquisition, directly or indirectly, of 100% of the total voting power of the issued and outstanding Voting Stock of the Issuer by any Person who, immediately after such acquisition, has no material assets other than the Capital Stock of the Issuer or its direct or indirect parent company will not, by itself, constitute a Change of Control.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collateral” means all property subject, or purported to be subject from time to time, to a Lien under any Security Documents. The Collateral does not include the Excluded Assets.

“Collateral Agent” means U.S. Bank National Association in its capacity as “Collateral Agent” under this Indenture and under the Security Documents and any successor thereto in such capacity.

“Collateral Agreement” means the Collateral Agreement dated as of the date hereof among the Issuer, the Guarantors party thereto from time to time, the Trustee and the Collateral Agent, as may be amended, extended, renewed, restated, supplemented, waived or otherwise modified from time to time.

“Consolidated First Lien Indebtedness” means, as at any date of determination, an amount equal to (i) Consolidated Total Indebtedness as of such date, minus (ii) Consolidated Total Indebtedness that is secured on a junior basis to the Securities as of such date, minus (iii) Consolidated Total Indebtedness that is unsecured as of such date.

“Consolidated First Lien Leverage Ratio” means, with respect to any Person, at any date (the “Consolidated First Lien Leverage Calculation Date”), the ratio of (i) Consolidated First Lien Indebtedness of such Person and its Restricted Subsidiaries as of the Consolidated First Lien Leverage Calculation Date (determined on a consolidated basis in accordance with

GAAP) to (ii) EBITDA of such Person for the most recent four full fiscal quarters ended on the last day of the most recent fiscal quarter for which internal financial statements are available immediately preceding such Consolidated First Lien Leverage Calculation Date. In the event that the Issuer or any of its Restricted Subsidiaries Incurs, repays, repurchases, defeases or redeems any Indebtedness subsequent to such last day but prior to the Consolidated First Lien Leverage Calculation Date, then the Consolidated First Lien Leverage Ratio shall be calculated giving pro forma effect to such Incurrence, repayment, repurchase, defeasance or redemption of Indebtedness as if the same had occurred at the beginning of the applicable four-quarter period; provided that the Issuer may elect pursuant to an Officers’ Certificate delivered to the Trustee to treat all or any portion of the commitment under any agreement evidencing Indebtedness as being Incurred on the first day of the applicable four-quarter measurement period, in which case any subsequent Incurrence of Indebtedness under such commitment shall not be deemed, for purposes of this calculation, to be an Incurrence at such subsequent time; provided,  further, that any Cash Equivalent proceeds received in connection with or as a result of such Incurrence or other transaction for which the Consolidated First Lien Leverage Ratio is being calculated shall not be subtracted from Indebtedness for purposes of calculating the Consolidated First Lien Leverage Ratio.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (as determined in accordance with GAAP), in each case with respect to a business, a division or an operating unit of a business, as applicable, that the Issuer or any of its Restricted Subsidiaries has determined to make or made during the applicable four-quarter measurement period or subsequent to such measurement period and on or prior to or simultaneously with the Consolidated First Lien Leverage Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (and the change of any associated Indebtedness and the change in EBITDA resulting therefrom) had occurred on the first day of the applicable four-quarter measurement period. If since the beginning of such period any Person that subsequently became a Restricted Subsidiary or was merged with or into the Issuer or any Restricted Subsidiary since the beginning of such period shall have made any Investment, acquisition, disposition, merger, amalgamation, consolidation or discontinued operation, in each case, with respect to a business, a division or an operating unit of a business, as applicable, that would have required adjustment pursuant to this definition, then the Consolidated First Lien Leverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger, amalgamation, consolidation or discontinued operation had occurred on the first day of the applicable four-quarter measurement period.

For purposes of this definition, whenever pro forma effect is to be given to any event, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Issuer in accordance with the SEC’s Regulation S-X. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Issuer in accordance with the SEC’s Regulation S-X, to reflect operating expense reductions, cost savings and other operating improvements or synergies reasonably expected to result from the applicable event; provided, that, notwithstanding anything herein to the contrary, the amount of any such expected operating expense reductions, cost savings, operating improvements or synergies shall not increase EBITDA by more than 20% in the aggregate for the most recent four full fiscal quarters ended on the last day of the most recent fiscal quarter for which internal financial statements are available immediately preceding the Consolidated First Lien Leverage Calculation Date.

For purposes of this definition, any amount in a currency other than U.S. Dollars will be converted to U.S. Dollars based on the average exchange rate for such currency for the most recent four full fiscal quarters immediately prior to the date of determination in a manner consistent with that used in calculating EBITDA for the applicable period.

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum, without duplication, of:

(1)        consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted in computing Consolidated Net Income (including amortization of original issue discount, the interest component of Capitalized Lease Obligations, and net payments and receipts (if any) pursuant to interest rate Hedging Obligations, amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, non-cash interest expense, all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances and expensing of any bridge, commitment or other financing fees); plus

(2)        consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; minus

(3)        interest income for such period.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Issuer to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Leverage Ratio” means, with respect to any Person, at any date (the “Consolidated Leverage Calculation Date”), the ratio of (i) Indebtedness of such Person and its Restricted Subsidiaries as of the Consolidated Leverage Calculation Date (determined on a consolidated basis in accordance with GAAP) to (ii) EBITDA of such Person for the most recent four full fiscal quarters ended on the last day of the most recent fiscal quarter for which internal financial statements are available immediately preceding such Consolidated Leverage Calculation Date. In the event that the Issuer or any of its Restricted Subsidiaries Incurs, repays, repurchases, defeases or redeems any Indebtedness subsequent to such last day but prior to the Consolidated Leverage Calculation Date, then the Consolidated Leverage Ratio shall be calculated giving pro forma effect to such Incurrence, repayment, repurchase, defeasance or redemption of Indebtedness as if the same had occurred at the beginning of the applicable four-quarter period; provided that the Issuer may elect pursuant to an Officers’ Certificate delivered to the Trustee to treat all or any portion of the commitment under any agreement evidencing Indebtedness as being Incurred on the first day of the applicable four-quarter measurement period, in which case any subsequent Incurrence of Indebtedness under such commitment shall not be deemed, for purposes of this calculation, to be an Incurrence at such subsequent time;

provided,  further, that any Cash Equivalent proceeds received in connection with or as a result of such Incurrence or other transaction for which the Consolidated Leverage Ratio is being calculated shall not be subtracted from Indebtedness for purposes of calculating the Consolidated Leverage Ratio.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (as determined in accordance with GAAP), in each case with respect to a business, a division or an operating unit of a business, as applicable, that the Issuer or any of its Restricted Subsidiaries has determined to make or made during the applicable four-quarter measurement period or subsequent to such measurement period and on or prior to or simultaneously with the Consolidated Leverage Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (and the change of any associated Indebtedness and the change in EBITDA resulting therefrom) had occurred on the first day of the applicable four-quarter measurement period. If since the beginning of such period any Person that subsequently became a Restricted Subsidiary or was merged with or into the Issuer or any Restricted Subsidiary since the beginning of such period shall have made any Investment, acquisition, disposition, merger, amalgamation, consolidation or discontinued operation, in each case, with respect to a business, a division or an operating unit of a business, as applicable, that would have required adjustment pursuant to this definition, then the Consolidated Leverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger, amalgamation, consolidation or discontinued operation had occurred on the first day of the applicable four-quarter measurement period.

For purposes of this definition, whenever pro forma effect is to be given to any event, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Issuer in accordance with the SEC’s Regulation S-X. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Issuer in accordance with the SEC’s Regulation S-X, to reflect operating expense reductions, cost savings and other operating improvements or synergies reasonably expected to result from the applicable event; provided, that, notwithstanding anything herein to the contrary, the amount of any such expected operating expense reductions, cost savings, operating improvements or synergies shall not increase EBITDA by more than 20% in the aggregate for the most recent four full fiscal quarters ended on the last day of the most recent fiscal quarter for which internal financial statements are available immediately preceding the Consolidated Leverage Calculation Date.

For purposes of this definition, any amount in a currency other than U.S. Dollars will be converted to U.S. Dollars based on the average exchange rate for such currency for the most recent four full fiscal quarters immediately prior to the date of determination in a manner consistent with that used in calculating EBITDA for the applicable period.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis; provided,  however, that:

(1)        any net after-tax extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) shall be excluded;

(2)        effects of purchase accounting adjustments (including the effects of such adjustments pushed down to such Person and such Subsidiaries) in amounts required or permitted by GAAP, resulting from the application of purchase accounting in relation to any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded;

(3)        the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period;

(4)        any net after-tax income or loss from disposed, abandoned, transferred, closed or discontinued operations and any net after-tax gains or losses on disposal of disposed, abandoned, transferred, closed or discontinued operations shall be excluded;

(5)        any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Issuer) shall be excluded;

(6)        any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of Indebtedness, and any unrealized gains and losses relating to Hedging Obligations or other derivative instruments, shall be excluded;

(7)        the Net Income for such period of any Person that is not a Subsidiary of such Person, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent Person or a Restricted Subsidiary thereof in respect of such period;

(8)        any impairment charges or asset write-offs, in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded;

(9)        any non-cash expense realized or resulting from stock option plans, employee benefit plans or post-employment benefit plans, or grants or sales of stock, stock appreciation or similar rights, stock options, restricted stock, preferred stock or other rights shall be excluded;

(10)      any one-time non-cash compensation charges shall be excluded;

(11)      accruals and reserves that are established or adjusted within 12 months after the Issue Date and that are so required to be established or adjusted in accordance with GAAP or as a result of adoption or modification of accounting policies shall be excluded;

(12)      non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP and related interpretations shall be excluded;

(13)      any currency translation gains and losses related to currency remeasurements of Indebtedness, and any net loss or gain resulting from Hedging Obligations, shall be excluded;

(14)      solely for the purposes of calculating Restricted Payments, if positive, any permanent difference (but excluding, for the avoidance of doubt, any temporary difference the Issuer reasonably expects to be paid in cash in any future tax period) of (A) the Consolidated Taxes of the Issuer calculated in accordance with GAAP over (B) the actual Consolidated Taxes paid in cash by the Issuer during such period shall be excluded;

(15)      any non-cash after-tax interest expense resulting from the application of Accounting Standards Codification Topic 470-20 “Debt — Debt With Conversion and Other Options” shall be excluded;

(16)      to the extent covered by insurance and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (a) not denied by the applicable carrier in writing and (b) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), such loss or expense amounts as are so reimbursed, or reimbursable, by insurance providers in respect of liability or casualty events or business interruption shall be excluded; and

(17)      to the extent covered by fees, costs, expenses and losses that are, or (without duplication) are required to be, covered by contractual indemnities, guaranty obligations, purchase price adjustments, insurance policies or other contractual reimbursement obligations of third parties, to the extent actually indemnified or reimbursed or with respect to which the Issuer has determined that a reasonable basis exists for indemnification or reimbursement, but only to the extent that such amount is actually indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period of any amount so added back to the extent not so indemnified or reimbursed within such 365 days), shall be excluded.

“Consolidated Non-cash Charges” means, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person for such period on a consolidated basis and otherwise determined in accordance with GAAP, but excluding any such charge that consists of or requires an accrual of, or cash reserve for, anticipated cash charges for any future period.

“Consolidated Taxes” means, with respect to any Person for any period, the provision for taxes for such Person and its Restricted Subsidiaries based on income, profits or capital, including state, franchise, property and similar taxes and foreign withholding taxes (including penalties and interest related to such taxes or arising from tax examinations).

“Consolidated Total Indebtedness” means, as at any date of determination, an amount equal to the sum of (1) the aggregate amount of all outstanding Indebtedness of the Issuer and the Restricted Subsidiaries on a consolidated basis consisting of Indebtedness for borrowed money, Obligations in respect of Capitalized Lease Obligations and debt obligations evidenced by promissory notes and similar instruments and (2) the aggregate amount of all outstanding Disqualified Stock of the Issuer and all Preferred Stock of the Restricted Subsidiaries on a consolidated basis, with the amount of such Disqualified Stock and Preferred Stock equal to the greater of their respective voluntary or involuntary liquidation preferences and maximum fixed repurchase prices, in each case determined on a consolidated basis in accordance with GAAP; provided, that Indebtedness of the Issuer and the Restricted Subsidiaries under any revolving credit facility as at any date of determination shall be determined using the Average Monthly Balance of such Indebtedness for the most recently ended four fiscal quarters for which internal financial statements are available as of such date of determination (the “Reference Period”). For purposes hereof, the maximum fixed repurchase price of any Disqualified Stock or Preferred Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock or Preferred Stock as if such Disqualified Stock or Preferred Stock were purchased on any date on which Consolidated Total Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock or Preferred Stock, such fair market value shall be determined in good faith by the Issuer.

“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent:

(1)        to purchase any such primary obligation or any property constituting direct or indirect security therefor;

(2)        to advance or supply funds:

(a)        for the purchase or payment of any such primary obligation; or

(b)        to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or

(3)        to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Convertible Notes” means the Issuer’s 4.50% Convertible Senior Notes due May 1, 2020.

“Corporate Trust Office” means the address of the Trustee specified in Section 12.01 or such other address as to which the Trustee may give notice to the Holders and the Issuer.

“Default” means any event that is, or after notice or passage of time or both would be, an Event of Default.

“Disposition” means the sale, conveyance, transfer, license or other disposition (whether in a single transaction or a series of related transactions) of property or assets (including by way of a Sale/Leaseback Transaction) of the Issuer or any Restricted Subsidiary of the Issuer.

“Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is redeemable or exchangeable), or upon the happening of any event:

(1)        matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than solely as a result of change of control, asset sale, casualty, condemnation or eminent domain provisions);

(2)        is convertible or exchangeable for Indebtedness or Disqualified Stock of such Person; or

(3)        is redeemable at the option of the holder thereof, in whole or in part (other than solely as a result of change of control, asset sale, casualty, condemnation or eminent domain provisions),

in each case prior to 91 days after the earlier of the Stated Maturity of the Securities and the date the Securities are no longer outstanding; provided,  however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; provided,  further,  however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Issuer or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Issuer in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; provided,  further, that any class of Capital Stock of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Capital Stock that is not Disqualified Stock shall not be deemed to be Disqualified Stock.

“Disregarded Domestic Person” means any direct or indirect Domestic Subsidiary that (a) did not become a Subsidiary of the Issuer until after the Issue Date, (b) is not a CFC Holdco, (c) is treated as a disregarded entity for U.S. federal income tax purposes and (d) holds (directly or through another Disregarded Domestic Person) equity in one or more Foreign Subsidiaries that are CFCs.

“Domestic Subsidiary” means any Restricted Subsidiary of the Issuer incorporated or organized under the laws of the United States, any state thereof or the District of Columbia.

“EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication, to the extent the same was deducted (or otherwise not included) in calculating Consolidated Net Income:

(1)        Consolidated Taxes; plus

(2)        Consolidated Interest Expense plus all cash dividend payments (excluding items eliminated in consolidation) on a series of Preferred Stock or Disqualified Stock of such Person and its Subsidiaries; plus

(3)        Consolidated Non-cash Charges; plus

(4)        Consolidated Net Income attributable to, or adding to the losses attributable to, the minority equity interests of third parties in any Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary of such Person, except to the extent of dividends declared or paid with respect to such period or any prior period on the shares of Capital Stock of such Restricted Subsidiary held by such third parties;

less, without duplication,

(5)        non-cash items increasing Consolidated Net Income for such period (excluding the recognition of deferred revenue or any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced EBITDA in any prior period and any items for which cash was received in a prior period).

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Assets” means, subject to Section 4.13, (i) any license, contract, permit or agreement of the Issuer or any of the Guarantors, if and only for so long as and to the extent that the grant of a security interest therein under the Security Documents would result in a breach or default under, or abandonment, invalidation or unenforceability of, that license, contract, permit or agreement (except (a) to the extent the relevant term that would result in such breach, default, abandonment, invalidation or unenforceability is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or equivalent statutes of any jurisdiction) or any other applicable law or (b) any such license, contract, permit or agreement between the Issuer and any Subsidiary of the Issuer or between Subsidiaries of the Issuer) (such licenses, contracts, permits and agreements, the “Excluded Agreements”), (ii) (a) any fee interest in real property (excluding fixtures) if the greater of the cost and the book value of such interest is less than $500,000 or (b) any leasehold interest in real property if the annual base rent is less than $500,000, (iii) any asset or property to the extent that the grant of a security interest in such asset or property is prohibited by any applicable law or requires a consent not obtained of any Governmental Authority pursuant to applicable law (except to the extent the law prohibiting such grant or requiring such consent is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or equivalent statutes of any jurisdiction) or any other applicable law), (iv) any assets or property as to which the Issuer or the Collateral Agent (at the direction of the Holders of a majority in principal amount of the Securities then outstanding) reasonably determines in good faith that the costs of obtaining such a security interest are excessive in relation to the value of the security to be afforded thereby, (v) any Equity Interests of any Unrestricted Subsidiaries, (vi) any payroll accounts, payroll withholding tax accounts, pension and pension reserve accounts and employee benefit accounts to the extent funded or maintained in accordance with prudent business practice or as required by law, (vii) any Intellectual Property of the Issuer or any of its Subsidiaries unless and until a Lien on such Intellectual Property is granted in favor of the Collateral Agent pursuant to Section 4.13, (viii) any net operating losses of the Issuer, (ix) any vehicle that is (a) subject to a certificate of title and (b) obtained and used in the ordinary course of business and (x) the Capital Stock of any Foreign Subsidiary, CFC Holdco and/or Disregarded Domestic Person, in each case (a) in excess of 65% of the issued and outstanding Voting Stock and 100% of the other Capital Stock of any such Person or (b) to the extent such Person is not a first-tier Subsidiary of the Issuer or of any Restricted Subsidiary of the Issuer. Notwithstanding the foregoing, the inclusion of net operating losses within the definition of Excluded Assets shall not, and shall not be deemed to, impair or adversely affect the exercise of any right or remedy otherwise available to the Collateral Agent hereunder or under any Security Document.

“Fair Market Value” means, with respect to any asset or property, the price (after taking into account any liabilities related to such asset or property) that could be negotiated in an arm’s-length transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

“FDA” means the United States Food and Drug Administration or any successor thereto.

“Federal Deposit Insurance Corporation” means the Federal Deposit Insurance Corporation or any successor thereto.

“First Amortization Date” means, with respect to any security, the date specified in such security as the fixed date on which the first payment of principal of such security is due and payable.

“Fixed Charge Coverage Ratio” means, with respect to any Person, at any date (the “Fixed Charge Coverage Calculation Date”), the ratio of (i) EBITDA of such Person for the most recent four full fiscal quarters ended on the last day of the most recent fiscal quarter for which internal financial statements are available immediately preceding such Fixed Charge Coverage Calculation Date to (ii) Fixed Charges of such Person for the most recent four full fiscal quarters ended on the last day of the most recent fiscal quarter for which internal financial statements are available immediately preceding such Fixed Charge Coverage Calculation Date. In the event that the Issuer or any of its Restricted Subsidiaries Incurs, repays, repurchases, defeases or redeems any Indebtedness subsequent to such last day but prior to the Fixed Charge Coverage Calculation Date, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such Incurrence, repayment, repurchase, defeasance or redemption of Indebtedness as if the same had occurred at the beginning of the applicable four-quarter period; provided that the Issuer may elect pursuant to an Officers’ Certificate delivered to the Trustee to treat all or any portion of the commitment under any agreement evidencing Indebtedness as being Incurred on the first day of the applicable four-quarter measurement period, in which case any subsequent Incurrence of Indebtedness under such commitment shall not be deemed, for purposes of this calculation, to be an Incurrence at such subsequent time; provided,  further, that any Cash Equivalent proceeds received in connection with or as a result of such Incurrence or other transaction for which the Fixed Charge Coverage Ratio is being calculated shall not be subtracted from Indebtedness for purposes of calculating the Fixed Charge Coverage Ratio.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (as determined in accordance with GAAP), in each case with respect to a business, a division or an operating unit of a business, as applicable, that the Issuer or any of its Restricted Subsidiaries has determined to make or made during the applicable four-quarter measurement period or subsequent to such measurement period and on or prior to or simultaneously with the Fixed Charge Coverage Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (and the change of any associated Indebtedness and the change in EBITDA resulting therefrom) had occurred on the first day of the applicable four-quarter measurement period. If since the beginning of such period any Person that subsequently became a Restricted Subsidiary or was merged with or into the Issuer or any Restricted Subsidiary since the beginning of such period shall have made any Investment, acquisition, disposition, merger, amalgamation, consolidation or discontinued operation, in each case, with respect to a business, a division or an operating unit of a business, as applicable, that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger, amalgamation, consolidation or discontinued operation had occurred on the first day of the applicable four-quarter measurement period.

For purposes of this definition, whenever pro forma effect is to be given to any event, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Issuer in accordance with the SEC’s Regulation S-X. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Issuer in accordance with the SEC’s Regulation S-X, to reflect operating expense reductions, cost savings and other operating improvements or synergies reasonably expected to result from the applicable event; provided, that notwithstanding anything herein to the contrary, the amount of any such expected operating expense reductions, cost savings, operating improvements or synergies shall not increase EBITDA by more than 20% in the aggregate for the most recent four full fiscal quarters ended on the last day of the most recent fiscal quarter for which internal financial statements are available immediately preceding the Fixed Charge Coverage Calculation Date.

For purposes of this definition, any amount in a currency other than U.S. Dollars will be converted to U.S. Dollars based on the average exchange rate for such currency for the most recent four full fiscal quarters immediately prior to the date of determination in a manner consistent with that used in calculating EBITDA for the applicable period.

“Fixed Charges” means, with respect to any period, the sum, without duplication, of:

(1)        Consolidated Interest Expense for such period;

(2)        all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Preferred Stock by the Issuer and the Restricted Subsidiaries during such period; and

(3)        all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Disqualified Stock by the Issuer and the Restricted Subsidiaries during such period.

“Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States that are in effect on the Issue Date set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“guarantee” means a guarantee or other provision of credit support (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations, including by providing security therefor or by becoming a co-obligor with respect thereto. The term “guarantee”, when used as a verb, shall mean to provide a guarantee.

“Guarantee” means any guarantee of the obligations of the Issuer under this Indenture and the Securities by any Person in accordance with the provisions of this Indenture.

“Guarantor” means any Person that Incurs a Guarantee pursuant to Section 4.12; provided,  however, that upon the release or discharge of such Person from its Guarantee in accordance with this Indenture, such Person ceases to be a Guarantor.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under:

(1)        currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; and

(2)        other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices or to otherwise manage interest rate risk or currency exchange risk.

“Holder” means the Person in whose name a Security is registered on the Registrar’s books.

“Incur” means issue, assume, guarantee, incur or otherwise become liable for; provided,  however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary; and “Incurrence” has a correlative meaning.

“Indebtedness” means, with respect to any Person:

(1)        the principal and premium (if any) of any indebtedness of such Person, whether or not contingent, (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof), (c) representing the deferred and unpaid purchase price of any property (except (i) any such balance that constitutes a trade payable or similar obligation to a trade creditor Incurred in the ordinary course of business and (ii) any liabilities accrued in the ordinary course of business), which purchase price is due more than six months after the date of placing the property in service or taking delivery and title thereto, (d) in respect of Capitalized Lease Obligations or (e) representing any Hedging Obligations, if and to the extent that any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(2)        to the extent not otherwise included, any obligation of such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); and

(3)        to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); provided,  however, that the amount of such Indebtedness will be the lesser of: (a) the Fair Market Value (as determined in good faith by the Issuer) of such asset at such date of determination; and (b) the amount of such Indebtedness of such other Person;

provided,  however, that notwithstanding the foregoing, Indebtedness shall be deemed not to include: (i) Contingent Obligations incurred in the ordinary course of business and not in respect of borrowed money; (ii) deferred or prepaid revenues; (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller; or (iv) any earn-out obligations, purchase price adjustments, deferred purchase money amounts, milestone or bonus payments (whether performance or time-based), and royalty, licensing, revenue or profit sharing arrangements, in each case, characterized as such and arising expressly out of purchase and sale contracts, development arrangements or licensing arrangements.

Notwithstanding anything in this Indenture to the contrary, Indebtedness shall not include, and shall be calculated without giving effect to, the effects of Accounting Standards Codification section 815 and related interpretations to the extent such effects would otherwise increase or decrease the amount of Indebtedness deemed outstanding for purposes of this Indenture (so that such outstanding amount differs from the principal amount of such Indebtedness payable at maturity) as a result of accounting for any embedded derivatives created by the terms of such Indebtedness; and any such amounts that would have constituted Indebtedness under this Indenture but for the application of this sentence shall not be deemed an Incurrence of Indebtedness under this Indenture.

“Indenture” means this Indenture, as amended, restated or supplemented from time to time.

“Independent Financial Advisor” means an accounting, appraisal or investment banking firm or consultant, in each case of recognized standing in the United States, that is, in the good faith determination of the Issuer, qualified to perform the task for which it has been engaged.

“Individual Monthly Balance” means, with respect to any Indebtedness incurred by the Issuer or the Restricted Subsidiaries under a revolving credit facility during any fiscal month of the Issuer, the quotient of (x) the sum of the aggregate outstanding principal amount of all such Indebtedness at the end of each day of such fiscal month divided by (y) the number of days in such fiscal month.

“Intellectual Property” means, with respect to any Person, all intellectual property and proprietary rights in any jurisdiction throughout the world, including: (i) all inventions (whether or not patentable or reduced to practice), all improvements thereto, and all patents, patent applications, industrial designs, industrial design applications, and patent disclosures, together with all reissues, continuations, continuations-in-part, revisions, divisionals, extensions, and reexaminations in connection therewith; (ii) all trademarks, trademark applications, trade names, service marks, service mark applications, trade dress, logos and designs, business names, company names, Internet domain names, and all other indicia of origin, all applications, registrations, and renewals in connection therewith, and all goodwill associated with any of the foregoing; (iii) all copyrights and other works of authorship, database rights and moral rights, and all applications, registrations, and renewals in connection therewith; (iv) all trade secrets, technologies, processes, techniques, new drug applications, abbreviated new drug applications, biologic license applications or 351(k) biologic license applications (or equivalent non-U.S.

applications of any of the foregoing), protocols, methods, industrial models, designs, drawings, plans, specifications, research and development, and confidential information (including technical data, customer and supplier lists, manufacturing processes, pricing and cost information, and business and marketing plans and proposals); (v) all software (including source code, executable code, data, databases, and related documentation); and (vi) all copies and tangible embodiments of any of the foregoing (in whatever form or medium).

“Investment Grade Securities” means:

(1)        securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents);

(2)        securities that have a rating equal to or higher than “Baa3” (or equivalent) by Moody’s or “BBB-” (or equivalent) by S&P, or an equivalent rating by any other Rating Agency, but excluding any debt securities or loans or advances between and among the Issuer and its Subsidiaries;

(3)        investments in any fund that invests exclusively in investments of the type described in clauses (1) and (2) above, which fund may also hold immaterial amounts of cash pending investment or distribution; and

(4)        corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition.

“Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, trade credit and advances to customers and commission, travel and similar advances to officers, employees and consultants made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet of the Issuer in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. Except as otherwise provided in this Indenture, the outstanding amount of any Investment shall be deemed to be the initial cost of such Investment when made, purchased or acquired (without giving effect to any adjustments for subsequent increases or decreases in value), but giving effect to any repayments, interest, returns, profits, dividends, distributions, proceeds, fees, income and other amounts actually received by the Issuer or any Restricted Subsidiary of the Issuer in respect of such Investment and determined without regard to any write-downs or write-offs of any investments, loans or advances in connection therewith. For purposes of the definition of “Unrestricted Subsidiary” and Section 4.04:

(1)        “Investments” shall include the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the Fair Market Value (as determined in good faith by the Issuer) of the net assets of a Subsidiary of the Issuer at the time that such Subsidiary is designated an Unrestricted Subsidiary or ceases to be a Subsidiary (to the extent the Issuer retains an Investment in such Person); and

(2)        any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value (as determined in good faith by the Issuer) at the time of such transfer, in each case as determined in good faith by the Board of Directors of the Issuer.

“IRS” means the U.S. Internal Revenue Service.

“Issue Date” means [    ], 2018.

“Issuer” has the meaning set forth in the preamble hereof but, for the avoidance of doubt, shall not include any of its Subsidiaries.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell, or give a security interest in, such asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction)); provided that in no event shall an operating lease be deemed to constitute a Lien.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Net Income” means, with respect to any Person, the net income (loss) of such Person and its Subsidiaries, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

“Noteholder Obligations” means the Obligations under this Indenture and the Securities.

“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances), damages and other liabilities payable under the documentation governing any Indebtedness; provided,  however, that Obligations with respect to the Securities shall not include fees or indemnifications in favor of the Trustee and the Collateral Agent.

“Officer” means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or the Secretary of the Issuer.

“Officers’ Certificate” means a certificate signed on behalf of the Issuer by two Officers of the Issuer, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Issuer that meets the requirements set forth in this Indenture.

“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Trustee and may be an employee of or counsel to the Issuer or the Trustee.

“Original Securities” means the Issuer’s 10.375% Senior Secured Notes due 2024 issued on the Issue Date pursuant to Section 2.01(b).

“Pancreaze®” means the product referred to as Pancreaze® (whether marketed under such name or any other name and including any authorized generic).

“Pancreaze® Assets” means the Intellectual Property in respect of Pancreaze® and any other business, operations or assets (including contractual rights, licenses and related payments and any Excluded Agreements, but excluding any such contractual rights, licenses and related payments for purposes of distributing or commercializing Pancreaze® in Canada) related to Pancreaze®.

“Pancreaze® Net Sales” means for any period the gross sales of Pancreaze® in arm’s length sales by the Issuer, any of its Affiliates or their licensees, sublicensees, assignees, transferees or other commercial partners (or any of their respective Affiliates) to independent, unrelated third parties, less the following deductions from such gross amounts that are actually incurred, allowed, accrued or specifically allocated in such period: (i) credits, price adjustments or allowances for damaged products (to the extent not covered by insurance), defective goods, returns or rejections of Pancreaze®; (ii) normal and customary trade, cash and quantity discounts, allowances, rebates, coupons and credits (other than price discounts granted at the time of invoicing that have been already reflected in the gross amount invoiced); (iii) chargeback payments, rebates and similar allowances (or the equivalent thereof) granted to group purchasing organizations, managed health care organizations, distributors or wholesalers or to federal, state/provincial, local and other governments, including their agencies, or to trade customers; (iv) any fees paid to any third party logistics providers, wholesalers and distributors; (v) any freight, postage, shipping, insurance and other transportation charges incurred by the selling Person in connection with shipping Pancreaze® to third party logistics providers, wholesalers and distributors and to customers; (vi) adjustments for billing errors or recalls; (vii) sales, value-added (to the extent not refundable in accordance with applicable law), excise and other Taxes (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable laws) levied on, absorbed, determined or imposed with respect to such sale (but not including Taxes assessed against the income derived from such sale); and (viii) amounts written off by reason of uncollectible debt, provided that if the debt is thereafter paid, the corresponding amount shall be added to the Pancreaze® Net Sales of the period during which it is paid. Pancreaze® Net Sales, as set forth in this definition, shall be calculated applying, in accordance with GAAP, the standard accounting practices the selling Person customarily applies to other branded products sold by it or its Affiliates under similar trade terms and conditions. For purposes of this definition and for the avoidance of doubt, no sale of a particular unit of Pancreaze® following the first arm’s length sale of such unit to an independent, unrelated third party shall be included within such definition.

“Permitted Asset Sale” means:

(a)        a Disposition of (i) Cash Equivalents or Investment Grade Securities, (ii) obsolete, damaged or worn-out assets, property or equipment in the ordinary course of business (including the abandonment or other Disposition of Intellectual Property that is, in the reasonable judgment of the Issuer, no longer economically practicable or commercially reasonable to maintain or useful in any material respect, taken as a whole, in the conduct of the business of the Issuer and its Restricted Subsidiaries taken as a whole) (but in any case other than Intellectual Property in respect of Pancreaze®), (iii) Inventory (as defined in the Uniform Commercial Code) or goods, products or services (or other assets) held for sale in the ordinary course of business or (iv) equipment or other assets as part of a trade-in for replacement equipment;

(b)        the Disposition of all or substantially all of the assets of the Issuer in a manner permitted pursuant to Section 5.01 or any Disposition that constitutes a Change of Control;

(c)        any Restricted Payment that is permitted to be made, and is made, under Section 4.04 or any Permitted Investment;

(d)        any Disposition of assets or issuance or sale of Equity Interests of the Issuer or any Restricted Subsidiary, which assets or Equity Interests so Disposed or issued have an aggregate Fair Market Value (as determined in good faith by the Issuer) of less than $1,000,000 (but in any case other than Pancreaze® Assets);

(e)        any Disposition of property or assets, or the issuance of securities, by (i) a Restricted Subsidiary of the Issuer to the Issuer, (ii) by the Issuer or a Restricted Subsidiary of the Issuer to a Guarantor (or to an entity that will become a Guarantor in accordance with Section 4.12) or (iii) by a Restricted Subsidiary of the Issuer that is not a Guarantor (and will not become a Guarantor pursuant to Section 4.12) to another Restricted Subsidiary of the Issuer that is not a Guarantor (and will not become a Guarantor pursuant to Section 4.12);

(f)        any exchange of assets (including a combination of assets and Cash Equivalents) (other than Intellectual Property) for assets related to a Similar Business of comparable or greater market value or usefulness to the business of the Issuer and its Restricted Subsidiaries as a whole, as determined in good faith by the Issuer, which in the event of an exchange of assets with a Fair Market Value in excess of (A) $1,000,000 shall be evidenced by an Officers’ Certificate and (B) $5,000,000 shall be set forth in a resolution approved by a majority of the Board of Directors of the Issuer, evidenced by an Officers’ Certificate certifying as to such approval (but in any case other than Pancreaze® Assets);

(g)        foreclosure on assets of the Issuer or any of its Restricted Subsidiaries;

(h)        any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(i)         the lease, assignment or sublease of any real or personal property in the ordinary course of business;

(j)         any non-exclusive license (other than with respect to exclusivity for specific geographic locations and, with respect to licenses relating to Pancreaze® or

Qsymia®, exclusivity for specific geographic locations outside the United States or otherwise subject to compliance with Section 4.22), collaboration agreement, strategic alliance or similar arrangement in the ordinary course of business providing for the licensing of Intellectual Property or the development or commercialization of Intellectual Property that, at the time of such non-exclusive license, collaboration agreement, strategic alliance or similar arrangement, does not materially and adversely affect the business of the Issuer and its Restricted Subsidiaries taken as a whole (but in any case other than in respect of Pancreaze® Assets);

(k)        any surrender or waiver of contract rights or the settlement of, release of, recovery on or surrender of contract, tort or other claims of any kind;

(l)         in the ordinary course of business, any swap of assets, or lease, assignment or sublease of any real or personal property, in each case, other than Intellectual Property, in exchange for services (including in connection with any outsourcing arrangements) of comparable or greater value or usefulness to the business of the Issuer and its Restricted Subsidiaries taken as a whole, as determined in good faith by the Issuer;

(n)        the incurrence of Permitted Liens;

(o)        any Disposition of Capital Stock of any Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Issuer or a Restricted Subsidiary of the Issuer) from whom such Restricted Subsidiary was acquired or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition;

(p)        Dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements;

(q)        the issuance of Disqualified Stock pursuant to Section 4.03;

(r)        the Disposition resulting from any involuntary loss of title or damage to, involuntary loss or destruction of, or condemnation or other taking of, any property or assets of the Issuer or any Restricted Subsidiary; and

(s)        any Disposition contemplated by clause (3) of the definition of “Special Proceeds”; provided, that such Disposition does not materially or adversely affect the Issuer’s business, condition (financial or otherwise) or prospects or the value of the Collateral taken as a whole; provided,  further, that if the cash payments or other proceeds described in such clause (3) are less than $5,000,000, the Issuer has determined in good faith that such transaction is fair to the Issuer or the applicable Restricted Subsidiary of the Issuer from a financial point of view.

“Permitted Investments” means:

(1)        any Investment (a) existing on the Issue Date in the Issuer or any Restricted Subsidiary or (b) made after the Issue Date (i) in the Issuer or any Guarantor (or in an entity that will become a Guarantor in accordance with Section 4.12) or (ii) by a Restricted Subsidiary of the Issuer that is not a Guarantor (and will not become a Guarantor pursuant to Section 4.12) in another Restricted Subsidiary of the Issuer that is not a Guarantor (and will not become a Guarantor pursuant to Section 4.12);

(2)        any Investment in Cash Equivalents or Investment Grade Securities;

(3)        any Investment by the Issuer or any Restricted Subsidiary of the Issuer in a Person if as a result of such Investment (a) such Person becomes a Guarantor in accordance with Section 4.12 or (b) such Person, in one transaction or a series of related transactions, is merged, amalgamated or consolidated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the Issuer or a Guarantor (or an entity that will become a Guarantor in accordance with Section 4.12);

(4)        any Investment in securities or other assets not constituting Cash Equivalents and received in connection with a Permitted Asset Sale;

(5)        any Investment existing on, or made pursuant to binding commitments existing on, the Issue Date or an Investment consisting of any extension, modification or renewal of any Investment existing on the Issue Date; provided that the amount of any such Investment may be increased as required by the terms of such Investment as in existence on the Issue Date;

(6)        advances to employees not in excess of $100,000 outstanding at any one time in the aggregate;

(7)        any Investment acquired by the Issuer or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Issuer or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Issuer or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(8)        Hedging Obligations permitted under Section 4.03(b)(viii);

(9)        Investments (but in any case not relating to the Disposition of Pancreaze® Assets) by the Issuer or any of its Restricted Subsidiaries having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (9) that are at that time outstanding, not to exceed $1,000,000 (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided,  however, that if any Investment pursuant to this clause (9) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause

(1) above and shall cease to have been made pursuant to this clause (9) for so long as such Person continues to be a Restricted Subsidiary;

(10)      advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case Incurred in the ordinary course of business or consistent with past practice or to fund such person’s purchase of Equity Interests of the Issuer or any direct or indirect parent of the Issuer, not to exceed $500,000 at any one time outstanding pursuant to this clause (10);

(11)      Investments the payment for which consists of Equity Interests of the Issuer (other than Disqualified Stock) or any direct or indirect parent of the Issuer, as applicable;

(12)      any transaction to the extent it constitutes an Investment (but in any case not relating to the Disposition of Pancreaze® Assets) that is permitted by and made in accordance with the provisions of Section 4.07(b) (except transactions described in clauses (ii) and (iv) of such Section);

(13)      Investments consisting of the non-exclusive licensing (other than with respect to exclusivity for specific geographic locations and, with respect to licenses relating to Pancreaze® or Qsymia®, exclusivity for specific geographic locations outside the United States or otherwise subject to compliance with Section 4.22) of Intellectual Property or collaboration agreements, strategic alliances or similar arrangements in respect of Intellectual Property, in each case, for the development or commercialization of Intellectual Property in the ordinary course of business that, at the time of such non-exclusive license, collaboration agreement, strategic alliance or similar arrangement, does not materially and adversely affect the business of the Issuer and its Restricted Subsidiaries taken as a whole (but in any case other than in respect of Pancreaze® Assets);

(14)      guarantees issued in accordance with Sections 4.03 and 4.12;

(15)      Investments consisting of or to finance purchases and acquisitions of inventory, supplies, materials, services or equipment or purchases of contract rights or non-exclusive licenses or leases of Intellectual Property (where the Issuer or applicable Restricted Subsidiary is the licensee or lessee), in each case in the ordinary course of business;

(16)      Investments of a Guarantor (or an entity that will become a Guarantor in accordance with Section 4.12) acquired after the Issue Date or of an entity merged into, amalgamated with, or consolidated with a Guarantor (or an entity that will become a Guarantor in accordance with Section 4.12) in a transaction that is not prohibited by Article 5 after the Issue Date to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(17)      any Investment in any Restricted Subsidiary of the Issuer or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business;

(18)      any Investment in connection with a Sale/Leaseback Transaction not prohibited by this Indenture;

(19)      any Investment (but in any case not relating to Pancreaze® Assets) by the Issuer or any of its Restricted Subsidiaries in respect of the Issuer’s pulmonary arterial hypertension program in a joint venture or Similar Business having an aggregate Fair Market Value (as determined in good faith by the Issuer), taken together with all other Investments made pursuant to this clause (19) that are at that time outstanding, not to exceed $6,000,000 (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided,  however, that if any Investment pursuant to this clause (19) is made in any Person that is not a Guarantor at the date of the making of such Investment and such Person becomes a Guarantor after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (1) above and shall cease to have been made pursuant to this clause (19) for so long as such Person continues to be a Guarantor; and

(20)      guarantees of operating leases (but not capital leases) or of other obligations not constituting Indebtedness, in each case in the ordinary course of business.

In the event that any Investment (or any portion thereof) meets the criteria of more than one of the categories of Permitted Investments described in clauses (1) through (20) above, or is entitled to be Incurred or made pursuant to Section 4.04, the Issuer shall, in its sole discretion, classify or reclassify, or later divide, classify or reclassify, such Investment (or any portion thereof) in any manner that complies with such categories above or Section 4.04. In addition, at the time of Incurrence or making of any Investment, the Issuer shall be entitled to divide and classify such Investment in more than one of the categories of Permitted Investments described above or described in Section 4.04.

“Permitted Liens” means, with respect to any Person:

(1)        pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

(2)        Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

(3)        Liens for taxes, assessments or other governmental charges not yet due or payable or subject to penalties for nonpayment or that are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(4)        Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business (including any Liens securing Indebtedness permitted to be Incurred pursuant to Section 4.03(b)(iv) and Section 4.03(b)(ix));

(5)        minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties that were not Incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(6)        Liens securing Indebtedness permitted to be Incurred pursuant to Section 4.03(b)(iii);

(7)        (A) Liens existing on the Issue Date, (B) Liens securing the Securities or the Guarantees, including Liens arising under or relating to the Security Documents, and (C) the Lien securing the Issuer’s and the Guarantors’ payment obligations under Section 7.06;

(8)        Liens on assets, property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided,  however, that such Liens are not created or Incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided,  further,  however, that such Liens may not extend to any other property owned by the Issuer or any Restricted Subsidiary of the Issuer;

(9)        Liens on assets or property at the time the Issuer or a Restricted Subsidiary of the Issuer acquired the assets or property, including any acquisition by means of a merger, amalgamation or consolidation with or into the Issuer or any Restricted Subsidiary of the Issuer; provided,  however, that such Liens are not created or Incurred in connection with, or in contemplation of, such acquisition; provided,  further,  however, that the Liens may not extend to any other property owned by the Issuer or any Restricted Subsidiary of the Issuer;

(10)      Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Issuer or a Guarantor permitted to be Incurred in accordance with Section 4.03;

(11)      Liens securing Hedging Obligations not Incurred in violation of this Indenture; provided that with respect to Hedging Obligations relating to Indebtedness, such Lien extends only to the property securing such Indebtedness;

(12)      Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(13)      leases and subleases of real property that do not materially interfere with the ordinary conduct of the business of the Issuer or any of its Restricted Subsidiaries;

(14)      Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Issuer and its Restricted Subsidiaries in the ordinary course of business;

(15)      Liens in favor of the Issuer or any Guarantor;

(16)      deposits made in the ordinary course of business to secure liability to insurance carriers;

(17)      Liens on the Equity Interests of Unrestricted Subsidiaries;

(18)      any non-exclusive license (other than with respect to exclusivity for specific geographic locations and, with respect to licenses relating to Pancreaze® or Qsymia®, exclusivity for specific geographic locations outside the United States or otherwise subject to compliance with Section 4.22), collaboration agreement, strategic alliance or similar arrangement providing for the licensing of Intellectual Property or the development or commercialization of Intellectual Property that, at the time of the grant thereof, would not reasonably be expected to have a material adverse effect on the business of the Issuer and its Restricted Subsidiaries taken as a whole (but in any case other than in respect of Pancreaze® Assets);

(19)      Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness (“Refinancing Secured Indebtedness”) (i) secured by any Lien referred to in the foregoing clauses (6) (in the case of Liens to secure any Refinancing Secured Indebtedness under such clause (6), such Liens shall be deemed to have also been incurred under such clause (6), and not this clause (19), for purposes of determining amounts outstanding under such clause (6)), (7), (8) and (9) or (ii) not in excess of $30,000,000 that was outstanding on the Issue Date; provided,  however, that (x) such new Lien shall be limited to (A) all or part of the same property that secured (or, under the written arrangements under which the original Lien arose, could secure) the Lien then securing such Indebtedness being refinanced, refunded, extended, renewed or replaced (plus improvements, accessions, proceeds, dividends or distributions in respect thereof) or (B) in the case of clause (ii) above, Liens on Collateral, where such Liens on such Collateral rank junior to the Liens securing the Securities in all respects (including in right of payment, in enforcement and in lien priority) and where such Indebtedness is not secured by any property or assets that do not secure the Securities and is not guaranteed by any Restricted Subsidiary that does not provide a guarantee of the Securities, (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (a) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under such clauses (6), (7), (8) and (9), or the principal amount of such Indebtedness described in clause (ii) above, as the case may be, at the time the original Lien became a Permitted Lien under this Indenture, and (b) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement and (z) any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clause 7(B) above shall, at the election of the Issuer, be secured by and entitled to the benefits of the Security Documents and rank pari passu with the Indebtedness that is refinanced, refunded, extended, renewed or replaced;

(20)      Liens on equipment of the Issuer or any Restricted Subsidiary granted in the ordinary course of business to the Issuer’s or such Restricted Subsidiary’s client at which such equipment is located;

(21)      judgment and attachment Liens not giving rise to an Event of Default and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made;

(22)      Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;

(23)      Liens Incurred to secure cash management services or to implement cash pooling arrangements in the ordinary course of business that do not, individually or in the aggregate, materially impair the value of the Collateral;

(24)      any encumbrance or restriction (including put and call arrangements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; provided,  however, that this clause (24) shall not apply to any Liens securing Indebtedness;

(25)      any amounts held by a trustee in the funds and accounts under an indenture securing any revenue bonds issued for the benefit of the Issuer or any Restricted Subsidiary;

(26)      Liens arising by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to Deposit Accounts (as defined in the Uniform Commercial Code) or other funds maintained with a depository or financial institution;

(27)      Liens on property subject to any Sale/Leaseback Transactions not prohibited under this Indenture;

(28)      Liens that secure Indebtedness Incurred in the ordinary course of business not to exceed $1,000,000 at any one time outstanding (but not in respect of Pancreaze® Assets);

(29)      any interest of title of a lessor under any lease of real or personal property;

(30)      Liens securing any Optional Secured Notes issued in compliance with Section 4.14;

(31)      Liens securing Indebtedness permitted to be Incurred pursuant to Section 4.03(b)(x); provided, that such Indebtedness shall be secured by Liens on Collateral ranking junior to the Liens securing the Securities in all respects (including in right of payment, in enforcement and in lien priority); and

(32)      Liens on the identifiable proceeds of any property or asset subject to a Lien otherwise constituting a Permitted Lien.

“Person” means any individual, corporation, company, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution or winding up.

“Qsymia®” means the product referred to as Qsymia® (whether marketed under such name or any other name and including any authorized generic).

“Rating Agency” means (i) Moody’s, (ii) S&P or (iii) any “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Issuer or any direct or indirect parent of the Issuer as a replacement agency for Moody’s or S&P, as the case may be.

“Representative” means the trustee(s), agent(s) or representative(s) (if any) for an issue of Indebtedness; provided,  however, that if, and for so long as, such Indebtedness lacks such a Representative, then the Representative for such Indebtedness shall at all times constitute the holder or holders of a majority in outstanding principal amount of obligations under such Indebtedness.

“Restricted Investment” means an Investment other than a Permitted Investment.

“Restricted Subsidiary” means, with respect to any Person, any Subsidiary of such Person other than an Unrestricted Subsidiary of such Person. Unless otherwise indicated in this Indenture, all references to Restricted Subsidiaries shall mean Restricted Subsidiaries of the Issuer.

“S&P” means Standard & Poor’s Ratings Services or any successor to the rating agency business thereof.

“Sale/Leaseback Transaction” means an arrangement relating to property now owned or acquired after the Issue Date by the Issuer or a Restricted Subsidiary whereby the Issuer or such Restricted Subsidiary transfers such property to a Person and the Issuer or such

Restricted Subsidiary leases it from such Person, other than leases between the Issuer and a Restricted Subsidiary of the Issuer or between Restricted Subsidiaries of the Issuer.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Secured Indebtedness” means any Indebtedness secured by a Lien.

“Securities” means the Issuer’s 10.375% Senior Secured Notes due 2024 and shall include, for the avoidance of doubt, the Original Securities issued on the Issue Date and the Additional Conditional Securities that may be issued after the Issue Date, in each case, as and to the extent issued pursuant to the terms and conditions of this Indenture.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Security Documents” means the security agreements, pledge agreements, mortgages, collateral assignments and related agreements, as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified from time to time, creating, perfecting or otherwise evidencing the security interests granted by the Issuer, any Guarantor or any other Subsidiary of the Issuer in favor of the Collateral Agent in the Collateral as contemplated by this Indenture, including the Collateral Agreement and all documentation required pursuant thereto.

“Similar Business” means a business, the majority of whose revenues are derived from the activities of the Issuer and its Subsidiaries as of the Issue Date or any business or activity that is reasonably similar or complementary thereto or a reasonable extension, development or expansion thereof or ancillary or complementary thereto.

“Special Proceeds” means an amount equal to:

(1)        (a) any cash payments or proceeds received by or for the account of the Issuer or any of its Restricted Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of the Issuer or any of its Restricted Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (b) (i) any actual and reasonable costs incurred by the Issuer or any of its Restricted Subsidiaries in connection with the adjustment or settlement of any claims of the Issuer or such Restricted Subsidiary in respect thereof, (ii) any bona fide direct costs incurred in connection with any taking of such assets as referred to in clause (a)(ii) of this definition, including sales, transfer, income, gains or other Taxes payable (or estimated in good faith by the Issuer to become payable) in connection therewith, (iii) payment of the outstanding principal amount of, and premium and penalty, if any, and interest on, any Indebtedness (other than the Securities) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such event, (iv) amounts required to be turned over to landlords (or their mortgagees) pursuant to the terms of any lease to which the Issuer or any of its Restricted Subsidiaries is party and (v) in the case of any casualty event or taking involving an asset of a Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary, the pro rata portion of the Special Proceeds (calculated without regard to this clause (v)) attributable to minority interests and not available for distribution to or for the account of the Issuer or a Wholly Owned Restricted Subsidiary as a result thereof; plus

(2)        any other cash payment or proceeds received by or for the account of the Issuer or any of its Restricted Subsidiaries that arises out of a purchase price, working capital or other monetary adjustment or an indemnification obligation under that certain Asset Purchase Agreement dated as of April 30, 2018 between Janssen Pharmaceuticals, Inc. and the Issuer; plus

(3)        any cash payment or proceeds received by or for the account of the Issuer or any of its Restricted Subsidiaries from the Disposition of all or a portion of the business, operations or assets (including contractual rights, licenses or related payments) related to the product referred to as Qsymia® in the United States;

provided,  however, that Special Proceeds shall not be deemed to exist for purposes of this Indenture unless and until the aggregate amount of clauses (1), (2) and (3) above are equal to or greater than $5,000,000.

“Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

“Subordinated Indebtedness” means (a) with respect to the Issuer, any Indebtedness of the Issuer that is (i) unsecured, (ii) by its terms subordinated in right of payment to the Securities or (iii) secured by Liens on Collateral ranking junior to the Liens securing the Securities or (b) with respect to any Guarantor, any Indebtedness of such Guarantor that is (i) unsecured, (ii) by its terms subordinated in right of payment to its Guarantee or (iii) secured by Liens on Collateral ranking junior to the Liens securing its Guarantee. For the avoidance of doubt, Subordinated Indebtedness shall be deemed to include any Indebtedness reflecting the payment subordination terms set forth in Exhibit D.

“Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (ii) any partnership, joint venture, limited liability company or similar entity of which (a) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that

Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (b) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. For purposes of clarity, a Subsidiary of a Person shall not include any Person that is under common control with the first Person solely by virtue of having directors, managers or trustees in common and shall not include any Person that is solely under common control with the first Person (i.e., a sister company with a common parent).

“Taxes” means any present or future tax, fee, duty, levy, tariff, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto).

“TIA” means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as interpreted and in effect on the Issue Date; provided,  however, that in the event the Trust Indenture Act of 1939 is amended or there is a change in its interpretation after the Issue Date, the term “TIA” shall mean, to the extent required by such amendment or such change in interpretation, the Trust Indenture Act of 1939, as so amended or interpreted. It is acknowledged that this Indenture will not be qualified under the TIA.

“Treasury Rate” means,  in respect of any redemption date, the weekly average yield as of such redemption date of actually traded United States Treasury securities adjusted to a constant maturity of three months (as compiled and published in the most recent Federal Reserve Statistical Release H.15 that has become publicly available at least two Business Days prior to such redemption date (or, if such Federal Reserve Statistical Release H.15 is no longer published, any publicly available source of similar market data)).

“Trust Officer” means:

(1)        any officer within the Corporate Trust Office of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee to whom any corporate trust matter relating to this Indenture is referred because of such Person’s knowledge of and familiarity with the particular subject; and

(2)        who shall have direct responsibility for the administration of this Indenture.

“Trustee” means the party named as such in this Indenture until a successor replaces it in accordance with the applicable provisions of this Indenture and, thereafter, means such successor.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Unrestricted Subsidiary” means:

(1)        any Subsidiary of the Issuer that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and

(2)        any Subsidiary of an Unrestricted Subsidiary.

The Issuer may designate any Subsidiary of the Issuer (including any newly acquired or newly formed Subsidiary of the Issuer) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on any property of, the Issuer or any other Subsidiary of the Issuer that is not a Subsidiary of the Subsidiary to be so designated; provided,  however, that the Subsidiary to be so designated and its Subsidiaries (i) do not at the time of designation have and do not thereafter Incur any Indebtedness that is guaranteed by the Issuer or any of its Restricted Subsidiaries (or that otherwise has recourse to the property or assets of the Issuer or any of its Restricted Subsidiaries) and (ii) do not at the time of designation and do not thereafter guarantee any other Indebtedness of the Issuer or any of its Restricted Subsidiaries; provided,  further,  however, that either:

(a)        the Subsidiary to be so designated has total consolidated assets of $1,000 or less; or

(b)        if such Subsidiary has consolidated assets greater than $1,000, then such designation would be permitted under Section 4.04.

The Issuer may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided,  however, that immediately after giving effect to such designation:

(x)        the Fixed Charge Coverage Ratio for the Issuer and its Restricted Subsidiaries would be greater than such ratio for the Issuer and its Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation; and

(y)        no Event of Default shall have occurred and be continuing.

Any such designation by the Issuer shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors of the Issuer or any committee thereof giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the foregoing provisions.

“U.S. Government Obligations” means securities that are:

(1)        direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged; or

(2)        obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in each case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness or Disqualified Stock, as the case may be, at any date, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock multiplied by the amount of such payment, by (ii) the sum of all such payments.

“Wholly Owned Restricted Subsidiary” means any Wholly Owned Subsidiary that is a Restricted Subsidiary.

“Wholly Owned Subsidiary” of any Person means a Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

SECTION 1.02.    Other Definitions.

Term	Defined in Section
“Acceleration”	6.02
“Affiliate Transaction”	4.07(a)
“After-Acquired Property”	4.16
“Bankruptcy Law”	6.01
“Base Currency”	12.14(b)(i)
“Change of Control Offer”	4.08(b)
“Consolidated First Lien Leverage Calculation Date”	“Consolidated First Lien Leverage Ratio” definition
“Consolidated Leverage Calculation Date”	“Consolidated Leverage Ratio” definition
“covenant defeasance option”	8.01(c)
“Custodian”	6.01
“Definitive Security”	Appendix A
“Depository”	Appendix A
“Event of Default”	6.01
“Excluded Agreements”	“Excluded Assets” definition
“First Call Date”	Exhibit A
“Fixed Charge Coverage Calculation Date”	“Fixed Charge Coverage Ratio” definition

Term	Defined in Section
“Global Security”	Appendix A
“Guaranteed Obligations”	10.01(a)
“Increased Amount”	4.13
“Judgment Currency”	12.14(b)(i)
“legal defeasance option”	8.01(c)
“Optional Secured Notes”	4.14
“Paying Agent”	2.04(a)
“Payment Date”	Exhibit A
“primary obligations”	“Contingent Obligations” definition
“primary obligor”	“Contingent Obligations” definition
“protected purchaser”	2.08
“Purchase Agreement”	Appendix A
“QIB”	Appendix A
“rate(s) of exchange”	12.14(d)
“Record Date”	Exhibit A
“Reference Period”	“Consolidated Total Indebtedness” definition
“Refinancing Indebtedness”	4.03(b)(xii)
“Refinancing Secured Indebtedness”	“Permitted Liens” definition
“Refunding Capital Stock”	4.04(b)(ii)
“Registrar”	2.04(a)
“Restricted Payments”	4.04(a)
“Retired Capital Stock”	4.04(b)(ii)
“Securities”	Preamble
“Securities Custodian”	Appendix A
“Security Document Order”	11.10(h)
“Special Proceeds Offer”	4.22(a)
“Special Proceeds Offer Period”	4.22(c)
“Special Proceeds Repurchase Date”	4.22(a)
“Successor Company”	5.01(a)(i)
“Successor Guarantor”	5.02(a)(i)

SECTION 1.03.    Rules of Construction. Unless the context otherwise requires:

(a)        a term has the meaning assigned to it;

(b)        except as otherwise set forth in this Indenture, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as defined herein, and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as defined herein;

(c)        the word “or” is not exclusive;

(d)        the word “including” means including without limitation, and any item or list of items set forth following the word “including”, “include” or “includes” in this

Indenture is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are “included”, such item or items are in such category and shall not be construed as indicating the items in the category in which such item or items are “included” are limited to such item or items similar to such items;

(e)        all references in this Indenture to any designated “Article”, “Section”, “Appendix”, “Exhibit”, definition and other subdivision are to the designated Article, Section, Appendix, Exhibit, definition and other subdivision, respectively, of this Indenture;

(f)        all references in this Indenture to (i) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Appendix, Exhibit and other subdivision, respectively, and (ii) the term “this Indenture” means this Indenture as a whole, including the Appendix and Exhibits;

(g)        words in the singular include the plural and words in the plural include the singular;

(h)        the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP as defined herein;

(i)         the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater;

(j)         “$” and “U.S. Dollars” each refers to United States dollars, or such other money of the United States of America that at the time of payment is legal tender for payment of public and private debts;

(k)        the words “asset” or “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights;

(l)         unless otherwise specified, all references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth herein);

(m)       all references to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth herein), and any reference to a Person in a particular capacity excludes such Person in other capacities; and

(n)        the word “will” shall be construed to have the same meaning and effect as the word “shall”.

ARTICLE 2

THE SECURITIES

SECTION 2.01.    Amount of Securities.

(a)        The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $120,000,000.

(b)        On the Issue Date, the Issuer shall issue and deliver, in accordance with this Article 2, Original Securities in an aggregate principal amount of $110,000,000.

(c)        On any Business Day on or prior to the one-year anniversary of the Issue Date that does not fall between a Record Date and its related Payment Date (but, for the avoidance of doubt, only one Business Day, but not more than one Business Day), the Issuer may issue and deliver, in accordance with this Article 2, without the consent of any Holder or any holder of beneficial interests in the Original Securities, upon five Business Days’ written notice to the Trustee, Additional Conditional Securities in an aggregate principal amount of up to $10,000,000; provided, that, as of such Business Day, as conditions to the issuance of such Additional Conditional Securities, (i) no Event of Default has occurred and is continuing, (ii) the Issuer shall certify to the initial purchaser(s) of such Additional Conditional Securities that the representations and warranties provided to such initial purchaser(s) (or its or their Affiliates) on the Issue Date shall remain true and correct, (iii) either (A) if the Issuer has repurchased on or after April 4, 2018 (or will repurchase concurrently with the issuance of such Additional Conditional Securities) Convertible Notes owned or beneficially owned by any Person other than an initial purchaser of the Original Securities (or any Affiliate thereof) at a price no greater than 85% of the principal amount of such Convertible Notes, the initial aggregate principal amount of such Additional Conditional Securities is no greater than such price, or (B) at the end of the most recently completed fiscal quarter preceding such Business Day, the Issuer had, for the 12 months ended with the end of such most recently completed fiscal quarter, EBITDA of at least $18,500,000, and (iv) the Issuer shall deliver to the Trustee, in addition to the written order of the Issuer pursuant to Section 2.03, an Officers’ Certificate of the Issuer certifying as to the satisfaction of the foregoing clause (i), clause (ii) and clause (iii), describing in sufficient detail the basis for satisfying such clause (iii). Such Additional Conditional Securities shall have the same terms as the Original Securities, except that the issue date, the initial Payment Date and the initial date from which interest shall accrue may vary. If the Issuer determines that such Additional Conditional Securities are issued as part of a “qualified reopening” for U.S. federal income tax purposes, such Additional Conditional Securities will have the same CUSIP number as the Original Securities and for U.S. federal income tax purposes will have the same issue date and issue price as the Original Securities. If the Issuer determines that such Additional Conditional Securities are not issued as part of a “qualified reopening” for U.S. federal income tax purposes, such Additional Conditional Securities will be required to have a CUSIP number that is different than the CUSIP number of the Original Securities.

(d)        The Securities, including any Additional Conditional Securities, shall be treated as a single class for all purposes under this Indenture, including directions provided to the Trustee pursuant to Section 6.05, waivers, amendments, redemptions and offers to purchase, and shall rank on a parity basis in right of payment and security.

SECTION 2.02.    Form and Dating. Provisions relating to the Securities are set forth in Appendix A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities and the Trustee’s certificate of authentication shall each be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Issuer or any Guarantor is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Issuer). Each Security shall be dated the date of its authentication. The Securities shall be issuable only in registered form, without interest coupons, and in minimum denominations of $250,000 and any integral multiple of $1,000 in excess thereof.

SECTION 2.03.    Execution and Authentication. The Trustee shall authenticate and make available for delivery upon a written order of the Issuer signed by one Officer (i) Original Securities for original issue on the Issue Date in an aggregate principal amount of $110,000,000 and (ii) Additional Conditional Securities for original issue pursuant to Section 2.01(c). Such order shall specify the amount of the Securities to be authenticated, the form in which the Securities are to be authenticated and the date on which the original issue of Securities is to be authenticated.

One Officer shall sign the Securities for the Issuer by manual or facsimile signature.

If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

The Trustee may appoint one or more authenticating agents reasonably acceptable to the Issuer to authenticate the Securities. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Issuer. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

SECTION 2.04.    Registrar and Paying Agent.

(a)        The Issuer shall maintain (i) an office or agency where Securities may be presented for registration of transfer or for exchange (the “Registrar”) and (ii) an office or agency where Securities may be presented for payment (the “Paying Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuer may have one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrars. The term “Paying Agent” includes the Paying Agent and any additional paying agents. The Issuer initially appoints the Trustee as Registrar, Paying Agent and the Securities Custodian with respect to the Global Securities and as Registrar and Paying Agent with respect to the Definitive Securities.

(b)        The Issuer may enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Trustee of the name and address of any such agent. If the Issuer fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.06. The Issuer or any of its domestically organized Wholly Owned Restricted Subsidiaries may act as Paying Agent or Registrar. Upon any Event of Default as described in Section 6.01(e) or Section 6.01(f), the Trustee shall automatically be the Paying Agent.

(c)        The Issuer may remove any Registrar or Paying Agent upon written notice to such Registrar or Paying Agent and to the Trustee; provided,  however, that no such removal shall become effective until (i) if applicable, acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Issuer and such successor Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as Registrar or Paying Agent until the appointment of a successor in accordance with clause (i) above. The Registrar or Paying Agent may resign at any time upon written notice to the Issuer and the Trustee; provided,  however, that the Trustee may resign as Paying Agent or Registrar only if the Trustee also resigns as Trustee in accordance with Section 7.07.

(d)        The Issuer shall promptly deliver to the Trustee (and any Holder upon written request) following the end of each calendar year a written notice specifying the amount of original issue discount, if any, accrued on the outstanding Securities for the previous calendar year, including daily rates and accrual periods, and such other information relating to original issue discount as may be required under the Code and applicable regulations, as amended from time to time.

SECTION 2.05.    Paying Agent to Hold Money in Trust. On or prior to each due date of the principal of and interest on any Security, the Issuer shall deposit with each Paying Agent (or if the Issuer or a Wholly Owned Restricted Subsidiary is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons entitled thereto) a sum sufficient to pay such principal and interest (and any related fees contemplated by this Indenture) when so becoming due. The Issuer shall require each Paying Agent (other than the Trustee) to agree in writing that a Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by a Paying Agent for the payment of principal of and interest on the Securities (and any such related fees), and shall notify the Trustee of any default by the Issuer in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Issuer or a Wholly Owned Restricted Subsidiary of the Issuer acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it in trust for the benefit of the Persons entitled thereto. Upon any bankruptcy or reorganization proceedings relating to the Issuer, the Trustee will serve as Paying Agent if not otherwise so acting. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.05, a Paying Agent shall have no further liability for the money delivered to the Trustee.

SECTION 2.06.    Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Issuer shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders. The Issuer shall also maintain a copy of such list of the names and addresses of Holders at its registered office.

SECTION 2.07.    Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer and in compliance with Appendix A. When a Security is presented to the Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if its requirements therefor are met. When Securities are presented to the Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Securities at the Registrar’s request. No service charge will be made for any registration of transfer or exchange of the Securities, but the Issuer may require payment from the Holder of a sum sufficient to pay all taxes (including transfer taxes), assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section 2.07. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. The Issuer shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or of any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

Prior to the due presentation for registration of transfer of any Security, the Issuer, the Guarantors, the Trustee, the Paying Agent and the Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest, if any, on such Security (and any related fees contemplated by this Indenture) and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuer, any Guarantor, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

Any holder of a beneficial interest in a Global Security shall, by acceptance of such beneficial interest, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by (a) the Holder of such Global Security (or its agent) or (b) any holder of a beneficial interest in such Global Security, and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry.

All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

SECTION 2.08.    Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuer shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8‑405 of the Uniform Commercial Code are met, such that the Holder (a) satisfies the Issuer or the Trustee within a reasonable time after such Holder has notice of such loss, destruction or wrongful taking and the Registrar does not register a transfer prior to receiving such notification, (b) makes such request to the Issuer or the Trustee prior to the Security being acquired by a protected purchaser as defined in Section 8‑303 of the Uniform Commercial Code (a “protected purchaser”) and (c) satisfies any other reasonable requirements of the Issuer and the Trustee. If required by the Trustee or the Issuer, such Holder shall furnish an indemnity bond sufficient in the judgment of the Trustee to protect the Trustee, the Paying Agent and the Registrar (if the Registrar also serves as the Paying Agent) and of the Issuer to protect the Issuer, each Guarantor, the Paying Agent and the Registrar (if the Trustee is not serving in the role of Paying Agent or Registrar, as the case may be) from any loss that any of them may suffer if a Security is replaced. The Issuer and the Trustee may charge the Holder for their expenses in replacing a Security (including attorneys’ fees and disbursements in replacing such Security). In the event any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Issuer in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

Every replacement Security is an additional obligation of the Issuer and will be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Securities.

SECTION 2.09.    Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.09 as not outstanding. Subject to Section 12.04, a Security does not cease to be outstanding because the Issuer or an Affiliate of the Issuer holds the Security.

If a Security is replaced pursuant to Section 2.08 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee and the Issuer receive proof satisfactory to them that the replaced Security is held by a protected purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.08.

If the principal amount of any Securities (or portions thereof) and any related fees contemplated by this Indenture are considered paid under Section 4.01, such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

If a Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing and any related fees contemplated by this Indenture, as the case may be, and no Paying Agent is prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

SECTION 2.10.    Temporary Securities. In the event that Definitive Securities are to be issued under the terms of this Indenture, until such Definitive Securities are ready for delivery, the Issuer may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Issuer considers appropriate for temporary Securities. Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate Definitive Securities and make them available for delivery in exchange for temporary Securities upon surrender of such temporary Securities at the office or agency of the Issuer, without charge to the Holder. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as Definitive Securities under this Indenture.

SECTION 2.11.    Cancellation. The Issuer at any time may deliver Securities to the Trustee for cancellation. The Registrar and each Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or cancellation. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of canceled Securities in accordance with its customary procedures. Certification of the destruction of all cancelled Securities shall be delivered to the Issuer. The Issuer may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation. The Trustee shall not authenticate Securities in place of canceled Securities other than pursuant to the terms of this Indenture.

SECTION 2.12.    Defaulted Interest. If the Issuer defaults in a payment of interest on the Securities, the Issuer shall pay the defaulted interest then borne by the Securities (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Issuer may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. The Issuer shall fix or cause to be fixed any such special record date and payment date and shall promptly provide or cause to be provided to each affected Holder a written notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The special record date for the payment of such defaulted interest shall not be more than 15 days and shall not be less than 10 days prior to the proposed payment date and shall not be less than 10 days after the receipt by the Trustee of the notice of the proposed payment.

SECTION 2.13.    CUSIP Numbers, ISINs, etc. The Issuer in issuing the Securities may use CUSIP numbers, ISINs and “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers, ISINs and “Common Code” numbers in notices (including notices of redemption) as a convenience to Holders; provided,  however, that any such notice may state that no representation is made as to the correctness of such numbers, either as printed on the Securities or as contained in any notice that reliance may be placed only on the other identification numbers printed on the Securities and that any such notice shall not be affected by any defect in or omission of such numbers. The Issuer shall advise the Trustee of any change in the CUSIP numbers, ISINs and “Common Code” numbers.

SECTION 2.14.    Calculation of Principal Amount of Securities. The aggregate principal amount of the Securities, at any date of determination, shall be the aggregate principal amount of the Securities outstanding at such date of determination. With respect to any matter requiring consent, waiver, approval or other action of the Holders of a specified percentage of the principal amount of all the Securities, such percentage shall be calculated, on the relevant date of determination, by dividing (a) the principal amount, as of such date of determination, of Securities, the Holders of which have so consented, waived, approved or taken other action by (b) the aggregate principal amount, as of such date of determination, of the Securities then outstanding, in each case, as determined in accordance with the preceding sentence, Section 2.09 and Section 12.04. Any such calculation made pursuant to this Section 2.14 shall be made by the Issuer and delivered to the Trustee pursuant to an Officers’ Certificate. The Issuer and the Trustee agree that any action of the Holders may be evidenced by the Depository applicable procedures or by such other procedures as the Issuer and Trustee may agree.

SECTION 2.15.    Statement to Holders.  After the end of each calendar year but not later than the latest date permitted by applicable law, the Trustee shall (or shall instruct any Paying Agent to) furnish to each Person who at any time during such calendar year was a Holder a statement (for example, a Form 1099 or any other means required by applicable law) prepared by the Trustee containing the interest and original issue discount paid (based solely upon information provided by the Issuer) with respect to the Securities for such calendar year or, in the event such Person was a Holder during only a portion of such calendar year, for the applicable portion of such calendar year, and such other items as may be (a) required pursuant to the then-applicable regulations under the Code or (b) readily available to the Trustee and that a Holder shall reasonably request as necessary for the purpose of such Holder’s preparation of its U.S. federal income or other tax returns. In the event that any such information has been provided by any Paying Agent directly to such Person through other tax-related reports or otherwise, the Trustee in its capacity as Paying Agent shall not be obligated to comply with such request for information.

ARTICLE 3

REDEMPTION

SECTION 3.01.    Redemption. The Securities may be redeemed by the Issuer at its option, in whole, or from time to time in part, on any Business Day specified by the Issuer, subject to the conditions and at the redemption prices set forth in Paragraph 5 of the form of

Security set forth in Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, together with accrued and unpaid interest to the redemption date.

SECTION 3.02.    Applicability of Article. Redemption of Securities at the election of the Issuer or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article 3.

SECTION 3.03.    Notices to Trustee. If the Issuer elects to redeem Securities pursuant to the optional redemption provisions of Paragraph 5 of the Security, it shall notify the Trustee and the Holders in writing of (i) the Section of this Indenture and the Paragraph of the Security (if any) pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Securities to be redeemed, (iv) the amount of any related fees contemplated by this Indenture and (v) the redemption price (if then ascertainable).

The Issuer shall provide written notice to the Trustee provided for in this Section 3.03 at least 30 days but not more than 60 days (or such shorter period as may be acceptable to the Trustee) before a redemption date if the redemption is pursuant to Paragraph 5 of the Security. Such notice shall be accompanied by an Officers’ Certificate and Opinion of Counsel from the Issuer to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Issuer and given to the Trustee, which record date shall be not fewer than 15 days after the date of notice to the Trustee. Any such notice may be canceled at any time prior to written notice of such redemption being provided to any Holder and shall thereby be void and of no effect.

SECTION 3.04.    Selection of Securities to Be Redeemed. In the case of any partial redemption, and if the Securities are Global Securities held by the Depository, the particular Securities or portions thereof to be redeemed shall be allocated on a pro rata pass-through distribution of principal basis in accordance with Depository procedures; provided, that, so long as the Securities are held in book-entry form, the selection for redemption of such Securities shall be made in accordance with the operational arrangements of the Depository then in effect, and if the Depository operational arrangements do not allow for redemption on a pro rata pass-through distribution of principal basis, the Securities will be selected for redemption, in accordance with Depository procedures, by lot. If the Securities are not Global Securities held by the Depository, selection of the Securities for redemption will be made by the Trustee on a pro rata basis to the extent practicable or such other method the Trustee deems fair and appropriate; provided that no Securities of $2,000 or less shall be redeemed in part. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $2,000. Securities and portions of them the Trustee selects shall be in amounts of $2,000 or any integral multiple of $1,000 in excess thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Issuer promptly of the Securities or portions of Securities to be redeemed and the principal amount thereof.

SECTION 3.05.    Notice of Optional Redemption.

(a)        At least 30 days but not more than 60 days before a redemption date pursuant to Paragraph 5 of the Security, the Issuer shall provide or cause to be provided a written notice of redemption to each Holder whose Securities are to be redeemed.

Any such notice shall identify the Securities to be redeemed and shall state:

(i)         the redemption date;

(ii)       the redemption price (or manner of calculation thereof if not then known) and the amount of accrued and unpaid interest to the redemption date;

(iii)      the name and address of the Paying Agent;

(iv)       that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price, plus accrued and unpaid interest;

(v)        that all outstanding Securities are to be redeemed or, if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

(vi)       that, unless the Issuer defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(vii)     the CUSIP number, ISIN or “Common Code” number, if any, printed on the Securities being redeemed;

(viii)    that no representation is made as to the correctness or accuracy of the CUSIP number or ISIN or “Common Code” number, if any, listed in such notice or printed on the Securities; and

(ix)       such other matters as the Issuer deems desirable or appropriate.

Notice of any redemption pursuant to this Section 3.05 may, at the Issuer’s direction, be revocable and be subject to one or more conditions precedent, including the receipt by the Trustee, on or prior to the redemption date, of money sufficient to pay the principal of, and premium, if any, and interest on, the Securities being redeemed and any related fees contemplated by this Indenture.

(b)        At the Issuer’s request, the Trustee shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense. In such event, the Issuer shall provide the Trustee a notice containing the information required by this Section 3.05 at least five Business Days (unless the Trustee consents to a shorter period) prior to the date such notice is to be provided to

Holders and such notice may not be canceled but may be subject to such conditions precedent as shall be set forth in such notice.

SECTION 3.06.    Effect of Notice of Redemption. Once written notice of redemption is provided in accordance with Section 3.05, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice, subject to the satisfaction or waiver of any conditions precedent in the notice of redemption. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest, to, but not including, the redemption date; provided,  however, that if the redemption date is after a Record Date and on or prior to the related Payment Date, the accrued and unpaid interest shall be payable to the Holder of the redeemed Securities registered on such Record Date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

SECTION 3.07.    Deposit of Redemption Price. With respect to any Securities, prior to 10:00 a.m., New York City time, on the redemption date (provided that the Issuer shall have confirmed in writing to the Trustee the satisfaction or waiver of all conditions to such redemption pursuant to Section 3.05(a)), the Issuer shall deposit with the Paying Agent (or, if the Issuer or a Wholly Owned Restricted Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities or portions thereof to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Issuer to the Trustee for cancellation. On and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption so long as the Issuer has deposited with the Paying Agent funds sufficient to pay the principal of, plus accrued and unpaid interest on, the Securities to be redeemed and any related fees contemplated by this Indenture, unless the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, provided that the Issuer has provided an Officers’ Certificate to the Trustee stating that all conditions precedent (if any) to which such redemption has been made subject have been satisfied. Upon redemption of any Securities by the Issuer, such redeemed Securities will be cancelled.

SECTION 3.08.    Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Issuer shall execute and the Trustee shall authenticate for the Holder (at the Issuer’s expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

ARTICLE 4

COVENANTS

SECTION 4.01.    Payment of Securities.

(a)        The Issuer shall promptly pay the principal of and interest on the Securities and any related fees contemplated by this Indenture on the dates and in the manner provided in the Securities and in this Indenture. An installment of principal or interest and related fees shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds as of 12:00 noon New York City time money sufficient to pay all principal and interest and related fees then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture. The Issuer shall pay interest on the outstanding principal and related fees at the rate specified therefor in the Securities plus 2.625% per annum during the continuance of an Event of Default, and the Issuer shall pay interest on overdue installments of interest at the same rate borne by the Securities to the extent lawful.

(b)        On each Payment Date, commencing on June 30, 2021, or on the succeeding Business Day if any such date is not a Business Day, the Issuer shall pay to the Holders (x) an installment of principal of the Securities in accordance with the table below corresponding to the applicable Payment Date, where the applicable percentage is the percentage of (i) the initial aggregate principal amount of Original Securities issued on the Issue Date plus (ii) the initial aggregate principal amount of any Additional Conditional Securities issued on their date of issuance minus (iii) the aggregate principal amount of Securities redeemed or repurchased pursuant to this Indenture prior to such Payment Date, plus (y) a fee equal to 1.00% of the principal paid on such Payment Date:

Payment Date	Amount
June 30, 2021	7.69%
September 30, 2021	7.69%
December 31, 2021	7.69%
March 31, 2022	7.69%
June 30, 2022	7.69%
September 30, 2022	7.69%
December 31, 2022	7.69%
March 31, 2023	7.69%
June 30, 2023	7.69%
September 30, 2023	7.69%
December 31, 2023	7.69%
March 31, 2024	7.69%
June 30, 2024	All remaining outstanding principal of the Securities at such date

All payments calculated from the principal installment percentages set forth above shall be rounded to two decimal places.

SECTION 4.02.    Reports and Other Information.

(a)        Financial Statements. Whether or not the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, so long as any Securities are outstanding, the Issuer shall furnish to the Trustee all such reports and other information as the Issuer would be required to file with the SEC by Section 13(a) or 15(d) of the Exchange Act if the Issuer were subject thereto within the time periods specified by the SEC’s rules and regulations. Subject to the last sentence of this Section 4.02(a), if the Issuer is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has ceased filing periodic reports and other information with the SEC, then the Issuer shall deliver such information and such reports to any Holder of Securities and, upon request, to any beneficial owner of the

Securities, in each case by posting such information on a password-protected online data system that will require a confidentiality acknowledgment, and the Issuer will make such information readily available to any prospective investor in the Securities that certifies that it is an eligible purchaser of such Securities or to any securities analyst (to the extent providing analysis of investment in the Securities), in each case (i) who agrees to treat such information as confidential or (ii) who accesses such information on such password-protected online data system that will require a confidentiality acknowledgment; provided, that the Issuer shall post such information thereon and make readily available any password or other login information to any such prospective investor in the Securities or any such securities analyst (to the extent providing analysis of investment in the Securities). The Issuer will be deemed to have furnished the reports referred to in this Section 4.02(a) if the Issuer has filed reports containing such information with the SEC.

(b)        Compliance with Indenture. The Issuer shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer, commencing with respect to the fiscal year ending December 31, 2018, an Officers’ Certificate certifying that to each such Officer’s actual knowledge there is no Default or Event of Default that has occurred and is continuing or, if either such Officer does know of any such Default or Event of Default, such Officer shall include in such certificate a description of such Default or Event of Default and its status with particularity.

(c)        Certain Certifications. The Issuer shall deliver to the Trustee, within 10 days after each fiscal quarter, an Officers’ Certificate certifying (i) as to compliance at all times since the period covered by the most recent certificate delivered pursuant to this Section 4.02(c) (or, if no such certificate has been delivered, since the Issue Date) with Section 4.09 and (ii) as to compliance with Section 4.10 in respect of such prior fiscal quarter.

(d)        Rule 144A Information. To the extent not satisfied by the other paragraphs of this Section 4.02, the Issuer will furnish to the Holders, securities analysts (to the extent providing analysis of investment in the Securities) and prospective purchasers of the Securities, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(e)        Information to the Trustee. Delivery of information under this Section 4.02 to the Trustee shall be for informational purposes only, and the Trustee’s receipt thereof shall not constitute constructive notice of any information contained therein or determinable from any information contained therein, including compliance by the Issuer with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates or certificates or statements delivered to the Trustee pursuant to Section 4.02(b)).

SECTION 4.03.    Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.

(a)        The Issuer (i) shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) or issue any shares of Disqualified Stock and (ii) shall not permit any of its Restricted Subsidiaries (other than a Guarantor) to issue any shares of Preferred Stock.

(b)        Section 4.03(a) shall not apply to:

(i)         the Incurrence by any of the Issuer and the Guarantors of Indebtedness represented by the Securities and the Guarantees;

(ii)       Indebtedness existing on the Issue Date;

(iii)      Indebtedness (including Capitalized Lease Obligations) Incurred by the Issuer or any Guarantor, and Disqualified Stock issued by the Issuer or any Guarantor, to finance (whether prior to or within 270 days after) the acquisition, lease, construction, repair, replacement or improvement of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any Person owning such assets) that (A) is without recourse to any property or assets of the Issuer or any Restricted Subsidiary other than the assets so acquired, leased, constructed, repaired, replaced or improved and (B) is in an aggregate principal amount that, when aggregated with the principal amount of all other Indebtedness and Disqualified Stock then outstanding that was Incurred pursuant to this clause (iii), does not exceed $2,000,000;

(iv)       Indebtedness Incurred by the Issuer or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit and bank guarantees issued in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, health, disability or other benefits to employees or former employees or their families or property, casualty or liability insurance or self-insurance, and letters of credit in connection with the maintenance of, or pursuant to the requirements of, environmental or other permits or licenses from Governmental Authorities, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims;

(v)        Indebtedness arising from agreements of the Issuer or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, Incurred in connection with any acquisition or disposition of any business, any assets or a Subsidiary of the Issuer in accordance with the terms of this Indenture, other than guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

(vi)       Indebtedness of the Issuer to a Restricted Subsidiary; provided, that any such Indebtedness owed to a Restricted Subsidiary that is not a Guarantor is subordinated in right of payment to the obligations of the Issuer under the Securities; provided,  further, that any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Issuer or another Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien) shall be deemed, in each case, to be an Incurrence of such Indebtedness not permitted by this clause (vi);

(vii)     Indebtedness of a Restricted Subsidiary to the Issuer or a Guarantor; provided, that any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Guarantor holding such Indebtedness ceasing to be a Guarantor or any other subsequent transfer of any such Indebtedness (except to the Issuer or a Guarantor or any pledge of such Indebtedness constituting a Permitted Lien) shall be deemed, in each case, to be an Incurrence of such Indebtedness not permitted by this clause (vii);

(viii)    Hedging Obligations of the Issuer or any Restricted Subsidiary entered into in the ordinary course of business that are not Incurred for speculative purposes but: (1) for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness that is permitted by the terms of this Indenture to be outstanding; (2) for the purpose of fixing or hedging currency exchange rate risk with respect to any currency exchanges; or (3) for the purpose of fixing or hedging commodity price risk with respect to any commodity purchases or sales;

(ix)       obligations (including reimbursement obligations with respect to letters of credit and bank guarantees) in respect of performance, bid, appeal and surety bonds and completion guarantees provided by the Issuer or any Restricted Subsidiary in the ordinary course of business or consistent with past practice or industry practice;

(x)        Indebtedness or Disqualified Stock of the Issuer or any Guarantor not otherwise permitted under this Indenture in an aggregate principal amount or liquidation preference, which when aggregated with the principal amount or liquidation preference of all other Indebtedness and Disqualified Stock then outstanding and Incurred pursuant to this clause (x), does not exceed $1,000,000 at any one time outstanding;

(xi)       any guarantee by the Issuer or a Guarantor of Indebtedness or other obligations of the Issuer or any other Guarantor so long as the Incurrence of such Indebtedness Incurred by the Issuer or such other Guarantor is permitted under the terms of this Indenture; provided that if such Indebtedness is by its express terms unsecured and subordinated in right of payment to the Securities or the Guarantee of such other Guarantor, as applicable, any such guarantee of such Guarantor with respect to such Indebtedness shall be unsecured and subordinated in right of payment to such Guarantor’s Guarantee with respect to the Securities substantially to the same extent as such Indebtedness is subordinated to the Securities or the Guarantee of such other Guarantor, as applicable;

(xii)     the Incurrence by the Issuer or any Guarantor of Indebtedness or Disqualified Stock of a Guarantor that serves to refund, refinance or defease any Indebtedness Incurred or Disqualified Stock issued as permitted under clauses (i), (ii), (iii), (x) and (xii) of this Section 4.03(b) or any Indebtedness or Disqualified Stock Incurred to so refund or refinance such Indebtedness or Disqualified Stock, including any additional Indebtedness or Disqualified Stock Incurred to pay premiums (including tender premiums and paid-in-kind interest), fees, expenses and defeasance costs in connection therewith (subject to the following proviso, “Refinancing Indebtedness”) prior to its respective maturity; provided that such Refinancing Indebtedness:

(1)        has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is Incurred that is not less than the remaining Weighted Average Life to Maturity of the Indebtedness or Disqualified Stock being refunded, refinanced or defeased;

(2)        has a Stated Maturity that is not earlier than the earlier of (x) the Stated Maturity of the Indebtedness being refunded or refinanced and (y) 91 days following the Stated Maturity of the Securities;

(3)        to the extent such Refinancing Indebtedness refunds, refinances or defeases (a) Indebtedness junior in right of payment to the Securities or a Guarantee, as applicable, such Refinancing Indebtedness is junior in right of payment to the Securities or a Guarantee to the same extent as such Indebtedness being refunded, refinanced or defeased, as applicable, or (b) Disqualified Stock, such Refinancing Indebtedness is Disqualified Stock;

(4)        is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refunded, refinanced or defeased plus premium (including tender premiums and paid-in-kind interest), fees, expenses and defeasance costs Incurred in connection with such refinancing;

(5)        shall not include Indebtedness of the Issuer or a Guarantor that refunds, refinances or defeases Indebtedness of an Unrestricted Subsidiary; and

(6)        in the case of any Refinancing Indebtedness Incurred to refund, refinance or defease Indebtedness outstanding under clause (iii) or (x) of this Section 4.03(b), shall be deemed to have been Incurred and to be outstanding under such clause (iii) or (x) of this Section 4.03(b), as applicable, and not this clause (xii) for purposes of determining amounts outstanding under such clause (iii) or (x) of this Section 4.03(b);

(xiii)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within five Business Days after its Incurrence;

(xiv)     Indebtedness of the Issuer or any Restricted Subsidiary consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(xv)      Indebtedness of the Issuer or any Guarantor issued to (x) any joint venture (regardless of the form of legal entity) that is not a Subsidiary or (y) any Unrestricted Subsidiary, in each case arising in the ordinary course of business in connection with the cash management operations (including with respect to intercompany self-insurance arrangements) of the Issuer or any Guarantor;

(xvi)     Indebtedness of the Issuer or any Guarantor with a Stated Maturity and, if applicable, a First Amortization Date no earlier than 91 days following the Stated Maturity of the Securities, provided that (A) at the time such Indebtedness is Incurred, the Consolidated Leverage Ratio on a consolidated basis for the Issuer and the Restricted Subsidiaries’ most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date on which such Indebtedness is Incurred would have been no greater than 5.0 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the Indebtedness had been Incurred and the application of proceeds therefrom had occurred at the beginning of such four-quarter period, (B) the Fixed Charge Coverage Ratio on a consolidated basis for the Issuer and the Restricted Subsidiaries’ most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date on which such Indebtedness is Incurred would have been at least 2.0 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if such Indebtedness had been Incurred and the application of proceeds therefrom had occurred at the beginning of such four-quarter period, and (C) after such Incurrence and so long as such Indebtedness remains outstanding, the Issuer will not permit the Consolidated Leverage Ratio (calculated on a consolidated basis for the Issuer and the Restricted Subsidiaries’ most recently ended four fiscal quarters for which internal financial statements are available) to be greater than 6.0 to 1.0; or

(xvii)   Optional Secured Notes issued in accordance with Section 4.14 and any guarantees thereof by Subsidiaries of the Issuer provided in accordance with Section 4.14.

(c)        For purposes of determining compliance with this Section 4.03, in the event that an item of Indebtedness or Disqualified Stock (or any portion thereof) meets the criteria of more than one of the categories of permitted Indebtedness described in clauses (i) through (xvii) of Section 4.03(b), the Issuer shall, in its sole discretion, classify or reclassify, or later divide, classify or reclassify, such item of Indebtedness or Disqualified Stock (or any portion thereof) in any manner that complies with this Section 4.03.

(d)        Accrual of interest, the accretion of accreted value, the payment of interest in the form of additional Indebtedness with the same terms, the payment of dividends on Disqualified Stock or Preferred Stock in the form of additional shares of Disqualified Stock or Preferred Stock of the same class, amortization or accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies shall not be deemed to be an Incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this Section 4.03.

Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that is otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness; provided that the Incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this Section 4.03.

(e)        For purposes of determining compliance with any U.S. Dollar-denominated restriction on the Incurrence of Indebtedness, the U.S. Dollar-equivalent principal amount of Indebtedness denominated in a non-U.S. currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred, in the case of term debt, or first committed or first Incurred (whichever yields the higher U.S. Dollar equivalent), in the case of revolving credit debt.

(f)        Notwithstanding any other provision of this Section 4.03, the maximum amount of Indebtedness that the Issuer or any Restricted Subsidiary of the Issuer may Incur pursuant to this Section 4.03 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values following the Incurrence of such Indebtedness.

SECTION 4.04.    Limitation on Restricted Payments.

(a)        The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

(i)         declare or pay any dividend or make any distribution on account of the Issuer’s or any of its Restricted Subsidiaries’ Equity Interests, including any payment made in connection with any merger, amalgamation or consolidation involving the Issuer (other than (A) dividends or distributions by the Issuer payable solely in Equity Interests (other than Disqualified Stock) of the Issuer or (B) dividends or distributions by a Restricted Subsidiary, provided that, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly Owned Restricted Subsidiary, the Issuer or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities);

(ii)       purchase or otherwise acquire or retire for value any Equity Interests (other than Disqualified Stock) of the Issuer or any direct or indirect parent of the Issuer;

(iii)      purchase or otherwise acquire or retire for value any Disqualified Stock of the Issuer or any direct or indirect parent of the Issuer;

(iv)       make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case prior to any scheduled repayment or scheduled maturity, any Subordinated Indebtedness of the Issuer or any of its Restricted Subsidiaries (other than the payment, redemption, repurchase, defeasance, acquisition or retirement of Indebtedness permitted under clauses (vi) and (vii) of Section 4.03(b)); or

(v)        make any Restricted Investment

(all such payments and other actions set forth in clauses (i) through (v) above being collectively referred to as “Restricted Payments”).

(b)        The provisions of Section 4.04(a) shall not prohibit:

(i)         the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Indenture;

(ii)       (A) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of the Issuer or any direct or indirect parent of the Issuer or Subordinated Indebtedness of the Issuer, any direct or indirect parent of the Issuer or any Guarantor in exchange for, or out of the proceeds of, the substantially concurrent sale of, Equity Interests of the Issuer or any direct or indirect parent of the Issuer or contributions to the equity capital of the Issuer (other than any Disqualified Stock or any Equity Interests sold to a Subsidiary of the Issuer or to an employee stock ownership plan or any trust established by the Issuer or any of its Subsidiaries) (collectively, including any such contributions, “Refunding Capital Stock”); and (B) the declaration and payment of accrued dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale (other than to a Subsidiary of the Issuer or to an employee stock ownership plan or any trust established by the Issuer or any of its Subsidiaries) of Refunding Capital Stock;

(iii)      the redemption, repurchase, defeasance or other acquisition or retirement of Subordinated Indebtedness of the Issuer or any Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the Issuer or a Guarantor that is Incurred in accordance with Section 4.03 so long as:

(A)       the principal amount (or accreted value, if applicable) of such new Indebtedness does not exceed the principal amount (or accreted value, if applicable), plus any accrued and unpaid interest, of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired for value (plus the amount of any premium required to be paid under the terms of the instrument governing the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired, plus any paid-in-kind interest, any tender premiums or any defeasance costs, fees and expenses Incurred in connection therewith);

(B)       such Indebtedness by its terms is subordinated to the Securities or the related Guarantee, as the case may be, in right of payment and either unsecured or secured by a Lien junior as to priority with respect to the Collateral, at least to the same extent as such Subordinated Indebtedness so purchased, exchanged, redeemed, repurchased, defeased, acquired or retired for value;

(C)       such Indebtedness has a Stated Maturity and, if applicable, a First Amortization Date equal to or later than the earlier of (x) the Stated Maturity of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired and (y) 91 days following the Stated Maturity of any Securities then outstanding; and

(D)       such Indebtedness has a Weighted Average Life to Maturity at the time Incurred that is not less than the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so redeemed, repurchased, defeased, acquired or retired;

(iv)       the repurchase, retirement or other acquisition (or dividends to any direct or indirect parent of the Issuer to finance any such repurchase, retirement or other acquisition) for value of Equity Interests of the Issuer or any direct or indirect parent of the Issuer held by any future, present or former employee, director or consultant of the Issuer or any direct or indirect parent of the Issuer or any Subsidiary of the Issuer pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or other agreement or arrangement; provided that the aggregate amounts paid under this clause (iv) do not exceed $100,000 in any calendar year (with unused amounts in any calendar year being permitted to be carried over for the two succeeding calendar years subject to a maximum payment (without giving effect to the following proviso) of $250,000 in any calendar year); provided,  further, that such amount in any calendar year may be increased by an amount not to exceed:

(A)       the cash proceeds received by the Issuer or any of its Restricted Subsidiaries from the sale of Equity Interests (other than Disqualified Stock) of the Issuer or any direct or indirect parent of the Issuer (to the extent contributed to the Issuer) to members of management, directors or consultants of the Issuer and its Restricted Subsidiaries or any direct or indirect parent of the Issuer that occurs after the Issue Date; plus

(B)       the cash proceeds of key man life insurance policies received by the Issuer or any direct or indirect parent of the Issuer (to the extent contributed to the Issuer) or the Issuer’s Restricted Subsidiaries after the Issue Date;

provided that the Issuer may elect to apply all or any portion of the aggregate increase contemplated by clauses (A) and (B) above in any one or more calendar years; and provided,  further, that cancellation of Indebtedness owing to the Issuer or any Restricted Subsidiary from any present or former employees, directors, officers or consultants of the Issuer or any Restricted Subsidiary or the direct or indirect parent of the Issuer will not be deemed to constitute a Restricted Payment for purposes of this Section 4.04 or any other provision of this Indenture;

(v)        the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Issuer or any Guarantor Incurred in accordance with Section 4.03;

(vi)       payments or distributions to dissenting stockholders or equityholders pursuant to applicable law, pursuant to or in connection with a merger, amalgamation, consolidation or transfer of all or substantially all of the assets of the Issuer and the Restricted Subsidiaries, taken as a whole, that complies with Article 5, provided that as a result of such merger, amalgamation, consolidation or transfer of assets, the Issuer shall have made a Change of Control Offer (if required by this Indenture) and that all Securities tendered by Holders in connection with such Change of Control Offer have been repurchased, redeemed or acquired for value;

(vii)     other Restricted Payments in an aggregate amount not to exceed $1,000,000;

(viii)    the distribution, as a dividend or otherwise, of (i) shares of Capital Stock of, or (ii) Indebtedness owed to the Issuer or a Restricted Subsidiary of the Issuer by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries the primary assets of which are Cash Equivalents);

(ix)       repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(x)        (A) Restricted Payments by the Issuer or any Restricted Subsidiary to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or warrants or upon the conversion or exchange of Capital Stock or Indebtedness convertible into the Capital Stock of any such Person or (B) the issuance of Capital Stock upon conversion of Indebtedness convertible into the Capital Stock of the Issuer or the exercise of stock options or warrants;

(xi)       the repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness pursuant to provisions similar to those described under Section 4.08 or Section 4.22; provided that all Securities tendered by Holders in connection with a Change of Control Offer or Special Proceeds Offer, as applicable, have been repurchased, redeemed or acquired for value;

(xii)     the payment of principal of and premium, if any, and interest on and any other payments required pursuant to the Convertible Notes;

(xiii)    the payment of principal of and premium, if any, and interest on and any other payments required pursuant to the Optional Secured Notes;

(xiv)     any Permitted Investment; and

(xv)      any Restricted Payment (but in any case other than Pancreaze® Assets) by the Issuer or a Restricted Subsidiary of the Issuer to a Restricted Subsidiary that is not a Guarantor (and will not become a Guarantor pursuant to Section 4.12) not to exceed $1,000,000 in the aggregate.

provided, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (vii), (viii) and (xi) of this Section 4.04(b), no Default shall have occurred and be continuing or would occur as a consequence thereof.

(c)        For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Issuer and its Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated shall be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of “Investments”. Such designation shall only be permitted if a Restricted Payment or Permitted Investment in such amount would be permitted at such time and if such Subsidiary otherwise meets the definition of “Unrestricted Subsidiary”.

(d)        For purposes of determining compliance with this Section 4.04, in the event that a Restricted Payment (or any portion thereof) meets the criteria of more than one of the categories described in Section 4.04(b), the Issuer may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify, such Restricted Payment (or any portion thereof) in any manner that complies with this Section 4.04.

SECTION 4.05.    Dividend and Other Payment Restrictions Affecting Subsidiaries. The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to:

(a)        (i) pay dividends or make any other distributions to the Issuer or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits or (ii) pay any Indebtedness owed to the Issuer or any of its Restricted Subsidiaries;

(b)        make loans or advances to the Issuer or any of its Restricted Subsidiaries; or

(c)        sell, lease or transfer any of its properties or assets to the Issuer or any of its Restricted Subsidiaries, except in each case for such encumbrances or restrictions existing under or by reason of:

(1)        contractual encumbrances or restrictions in effect on the Issue Date;

(2)        this Indenture, the Guarantees, the Securities or the Security Documents;

(3)        applicable law or any applicable rule, regulation or order;

(4)        any agreement or other instrument relating to Indebtedness of a Person acquired by the Issuer or any Restricted Subsidiary that was in existence at the time of such acquisition (but not created in contemplation thereof or to provide all or any portion of the funds or guarantees utilized to consummate such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired;

(5)        contracts or agreements for the sale of assets, including any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

(6)        documents relating to any Secured Indebtedness otherwise permitted to be Incurred pursuant to Sections 4.03 and 4.13, which restrictions are restrictions on the transfer of assets securing such Secured Indebtedness;

(7)        restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(8)        customary provisions in joint venture agreements, collaboration agreements, intellectual property licenses and other similar agreements entered into in the ordinary course of business;

(9)        purchase money obligations for property acquired and Capitalized Lease Obligations in the ordinary course of business;

(10)      customary provisions contained in leases, licenses and other similar agreements entered into in the ordinary course of business;

(11)      other Indebtedness, Disqualified Stock or Preferred Stock of the Issuer or any Guarantor, provided, that such Indebtedness, Disqualified Stock or Preferred Stock is permitted to be Incurred subsequent to the Issue Date under Section 4.03;

(12)      any Permitted Investment (to the extent such encumbrance or restriction was not made in contemplation of such Permitted Investment and was in existence on the date of such Permitted Investment); or

(13)      any encumbrances or restrictions of the type referred to in clauses (a), (b) and (c) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (12) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Issuer, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

For purposes of determining compliance with this Section 4.05, (i) the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on other Capital Stock shall not be deemed a restriction on the ability to make distributions on Capital Stock and (ii) the subordination of loans or advances made to the Issuer or a Restricted Subsidiary of the Issuer to other Indebtedness Incurred by the Issuer or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances.

SECTION 4.06.    Asset Sales. The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, (a) make a Disposition or (b) issue or sell Equity Interests (other than directors’ qualifying shares and shares issued to foreign nationals or other third parties to the extent required by applicable law) of any Restricted Subsidiary (other than to the Issuer or a Guarantor) (whether in a single transaction or a series of related transactions), in each case except for Permitted Asset Sales.

SECTION 4.07.    Transactions with Affiliates.

(a)        The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Issuer (each of the foregoing, an “Affiliate Transaction”) involving aggregate consideration in excess of $1,000,000, unless:

(i)         such Affiliate Transaction is on terms that are not less favorable to the Issuer or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Issuer or such Restricted Subsidiary with an unrelated Person; and

(ii)       with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5,000,000, the Issuer delivers to the Trustee a resolution adopted by the majority of the disinterested members of the Board of Directors of the Issuer, approving such Affiliate Transaction, evidenced by an Officers’ Certificate certifying that such Affiliate Transaction complies with clause (i) above.

(b)        The provisions of Section 4.07(a) shall not apply to the following:

(i)         (A) any transaction or series of transactions between or among any of the Issuer and its Restricted Subsidiaries (or an entity that becomes a Restricted Subsidiary as a result of such transaction), including any payment to, or sale, lease, transfer or other disposition of any properties or assets to, or purchase of any property or assets from, or any contract, agreement, amendment, understanding, loan, advance or guarantee with, or for the benefit of, any of the Issuer and its Restricted Subsidiaries (or an entity that becomes a Restricted Subsidiary as a result of such transaction), or (B) any merger, amalgamation or consolidation of the Issuer and any direct parent of the Issuer; provided that such parent shall have no material liabilities and no material assets other than cash, Cash Equivalents and the Capital Stock of the Issuer and such merger, amalgamation or consolidation is otherwise not prohibited by the terms of this Indenture and is effected for a bona fide business purpose;

(ii)       Restricted Payments permitted by Section 4.04 and Permitted Investments (without giving effect to clause (12) of the definition of “Permitted Investments”);

(iii)      the payment of reasonable and customary compensation, benefits, fees and reimbursement of expenses paid to, and indemnity, contribution and insurance provided on behalf of, officers, directors, employees or consultants of the Issuer or any Restricted Subsidiary;

(iv)       transactions in which the Issuer or any of its Restricted Subsidiaries, as the case may be, delivers to the Trustee a letter from an Independent Financial Advisor stating that such transaction is fair to the Issuer or such Restricted Subsidiary from a financial point of view or meets the requirements of Section 4.07(a)(i);

(v)        payments or loans (or cancellation of loans) to officers, directors, employees or consultants of the Issuer or any of the Restricted Subsidiaries of the Issuer and employment agreements, stock option plans and other similar arrangements with such officers, directors, employees or consultants that, in each case, are approved by a majority of the disinterested members of the Board of Directors of the Issuer in good faith;

(vi)       any agreement as in effect as of the Issue Date or any amendment thereto (so long as any such agreement together with all amendments thereto, taken as a whole, is not more disadvantageous to the Holders of the Securities in any material respect than the original agreement as in effect on the Issue Date) or any transaction contemplated thereby as determined in good faith by the Issuer;

(vii)     the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders or equityholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Issue Date and any amendment thereto or similar transactions, agreements or arrangements that it may enter into thereafter; provided that the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of its obligations under, any future amendment to any such existing transaction, agreement or arrangement or under any similar transaction, agreement or arrangement entered into after the Issue Date shall only be permitted by this clause (vii) to the extent that the terms of any such existing transaction, agreement or arrangement together with all amendments thereto, taken as a whole, or new transaction, agreement or arrangement are not otherwise more disadvantageous to the Holders of the Securities in any material respect than the original transaction, agreement or arrangement as in effect on the Issue Date;

(viii)    (A) transactions with customers, clients, suppliers or purchasers or sellers of goods or services, or transactions otherwise relating to the purchase or sale of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Indenture, which are fair to the Issuer and its Restricted Subsidiaries in the reasonable determination of the Board of Directors or the senior management of the Issuer, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party or (B) transactions with joint ventures or Unrestricted Subsidiaries entered into in the ordinary course of business that are not otherwise prohibited by this Indenture;

(ix)       the issuance of Equity Interests (other than Disqualified Stock) of the Issuer to any Person;

(x)        the issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock option and stock ownership plans or similar employee or director benefit plans approved by the Board of Directors of the Issuer or any direct or indirect parent of the Issuer or of a Restricted Subsidiary of the Issuer, as appropriate, in good faith;

(xi)       any contribution to the capital of the Issuer;

(xii)     transactions permitted by, and complying with, Article 5;

(xiii)    pledges of Equity Interests of Unrestricted Subsidiaries;

(xiv)     intercompany transactions undertaken in good faith (as certified by the Issuer in an Officers’ Certificate) for the purpose of improving the consolidated tax efficiency of the Issuer and its Subsidiaries and not for the purpose of circumventing compliance with any covenant set forth in this Indenture; and

(xv)      the formation and maintenance of any consolidated group or subgroup for tax, accounting or cash pooling or management purposes in the ordinary course of business.

SECTION 4.08.    Change of Control.

(a)        Upon a Change of Control, each Holder shall have the right to require the Issuer to repurchase all or any part of such Holder’s then outstanding Securities at a repurchase price in cash equal to the redemption price set forth in Paragraph 5 of the Form of Security set forth in Exhibit A that would be applicable to such Securities at the time of such Change of Control, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of the Holders of record on the relevant Record Date to receive interest due on the related Payment Date), plus a fee equal to 1.00% of the principal amount repurchased on such date of repurchase, in accordance with the terms contemplated in this Section 4.08; provided,  however, that notwithstanding the occurrence of a Change of Control, the Issuer shall not be obligated to repurchase any Securities pursuant to this Section 4.08 in the event that it has exercised (i) its unconditional right to redeem such Securities in accordance with Article 3 or (ii) its legal defeasance option or covenant defeasance option in accordance with Article 8.

(b)        Within 30 days following any Change of Control, except to the extent that the Issuer has exercised (x) its unconditional right to redeem the Securities by delivery of a notice of redemption in accordance with Article 3 or (y) its legal defeasance option or covenant defeasance option in accordance with Article 8, the Issuer shall provide a written notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee stating:

(i)         that a Change of Control has occurred and that such Holder has the right to require the Issuer to repurchase such Holder’s Securities at a repurchase price in cash equal to the redemption price set forth in Paragraph 5 of the Form of Security set forth in Exhibit A that would be applicable to such Securities at the time of such Change of Control, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of the Holders of record on the relevant Record Date to receive interest on the related Payment Date), plus a fee equal to 1.00% of the principal amount repurchased on such date of repurchase;

(ii)       the circumstances and relevant facts and financial information regarding such Change of Control;

(iii)      the date of repurchase (which shall be no earlier than 30 days nor later than 60 days from the date such written notice is provided); and

(iv)       the instructions determined by the Issuer, consistent with this Section 4.08, that a Holder must follow in order to have its Securities repurchased.

(c)        Holders electing to have a Security repurchased shall be required to surrender the Security, with an appropriate form duly completed, to the Issuer at the address specified in the Change of Control Offer (or otherwise in accordance with the applicable procedures of the Depository) at least three Business Days prior to the date of repurchase. The Holders shall be entitled to withdraw their election if the Issuer receives not later than one Business Day prior to the date of repurchase a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security that was delivered for repurchase by the Holder and a statement that such Holder is withdrawing its election to have such Security repurchased. Holders whose Securities are repurchased only in part shall be issued new Securities equal in principal amount to the portion of the Securities surrendered but not repurchased. If the Securities are Global Securities held by the Depository, then the applicable operational procedures of the Depository for tendering and withdrawing securities will apply.

(d)        On the date of repurchase, all Securities repurchased by the Issuer under this Section 4.08 shall be delivered to the Trustee for cancellation, and the Issuer shall pay the repurchase price plus accrued and unpaid interest to the Holders entitled thereto.

(e)        A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(f)        Notwithstanding the foregoing provisions of this Section 4.08, the Issuer shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.08 applicable to a Change of Control

Offer made by the Issuer and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

(g)        Securities repurchased by the Issuer pursuant to a Change of Control Offer will have the status of Securities issued but not outstanding or will be retired and canceled at the option of the Issuer. Securities purchased by a third party pursuant to Section 4.08(f) will have the status of Securities issued and outstanding.

(h)        At the time the Issuer delivers (or causes to be delivered) Securities to the Trustee that are to be accepted for repurchase, the Issuer shall also deliver an Officers’ Certificate stating that such Securities are to be accepted by the Issuer pursuant to and in accordance with the terms of this Section 4.08 and confirming whether the Securities will be considered issued but not outstanding, or include orders to cancel the repurchased Securities. A Security shall be deemed to have been accepted for repurchase at the time the Trustee, directly or through an agent, provides payment therefor upon receipt from or on behalf of the Issuer to the surrendering Holder.

(i)         Prior to providing written notice to the Holders of any Change of Control Offer, the Issuer shall deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that all conditions precedent contained herein to the right of the Issuer to make such offer have been complied with.

(j)         The Issuer shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 4.08. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.08, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.08 by virtue thereof.

SECTION 4.09.    Minimum Unrestricted Cash Equivalents. The Issuer shall maintain at all times an aggregate amount of Cash Equivalents of the Issuer and its Restricted Subsidiaries (other than Cash Equivalents held by Restricted Subsidiaries of the Issuer that are contractually restricted from being distributed to the Issuer) on a consolidated basis of at least $10,000,000.

SECTION 4.10.    Minimum Quarterly Pancreaze® Net Sales. The Issuer shall maintain (a) for each fiscal quarter from the fiscal quarter ending June 30, 2018 to the fiscal quarter ending March 31, 2019, Pancreaze® Net Sales of at least $4,000,000, and (b) for each fiscal quarter starting with the fiscal quarter ending June 30, 2019, Pancreaze® Net Sales of at least $7,000,000.

SECTION 4.11.    Further Instruments and Acts. The Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 4.12.    Future Guarantors. The Issuer shall cause each Domestic Subsidiary, within 30 days of becoming a Restricted Subsidiary, to execute and deliver to the Trustee a supplemental indenture substantially in the form of Exhibit C pursuant to which such

Restricted Subsidiary shall guarantee the Issuer’s Obligations under the Securities and this Indenture.

SECTION 4.13.    Liens. The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, Incur or suffer to exist any Lien on:

(a)        any Intellectual Property or Excluded Agreements of the Issuer or any of its Restricted Subsidiaries unless the Securities have been previously or concurrently secured by such Intellectual Property or Excluded Agreements on a senior or parity basis, except for Permitted Liens described in clause (1), (2), (3) or (18) of the definition of “Permitted Liens”; or

(b)        any other asset or property of the Issuer or such Restricted Subsidiary, except for Permitted Liens;

provided, that notwithstanding the foregoing, the last sentence of Section 4.17 shall be complied with at all times.

Except with respect to clause (ix) of the definition of “Excluded Asset”, no property or asset shall constitute an Excluded Asset to the extent it is pledged to secure any Indebtedness of the Issuer or a Restricted Subsidiary of the Issuer.

For purposes of determining compliance with this Section 4.13, in the event that a Lien securing an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Liens described in the foregoing paragraph or permitted by clauses (1) through (32) of the definition of “Permitted Liens”, then the Issuer shall, in its sole discretion, classify or reclassify, or later divide, classify or reclassify, such Lien securing an item of Indebtedness (or any portion thereof) in any manner that complies with this Section 4.13.

With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the Incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness. The “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the payment of interest or dividends in the form of additional Indebtedness, amortization of original issue discount and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies, in each case in respect of such Indebtedness.

SECTION 4.14.    Optional Secured Notes. On any Business Day (but, for the avoidance of doubt, only one Business Day, but not more than one Business Day), the Issuer may issue and deliver securities that rank pari passu in right of payment to the Securities and the Guarantees of the Guarantors and that are secured by Liens on the Collateral that rank pari passu as to Lien priority with the Liens on the Collateral securing the Securities and such Guarantors’ Guarantees (the “Optional Secured Notes”), without the consent of any Holder or any holder of beneficial interests in the Securities; provided, that, as of such Business Day, as conditions to the issuance of such Optional Secured Notes (as certified by the Issuer to the Trustee in an Officers’ Certificate, except where such conditions are required to be satisfactory to Holders of a majority in principal amount of Securities or the initial purchasers of the Original Securities or the

Additional Conditional Securities, which shall be evidenced by written instructions to the Trustee from such Holders and purchasers, as the case may be):

(a)        no Event of Default has occurred and is continuing, and the representations and warranties provided to the initial purchaser(s) of the Securities and the Trustee on the Issue Date and of any Additional Conditional Securities on the date of issuance thereof shall remain true and correct;

(b)        the Optional Secured Notes do not have economic terms (including warrants or other securities issued in connection therewith, total yield, prepayment penalties and fees), taken as a whole, that are more favorable to the holders of the Optional Secured Notes as compared to the Holders of the Securities (as such Securities may have been amended or otherwise modified as of the date of such issuance of Optional Secured Notes), where such determination shall be made exclusively by the Holders of a majority in principal amount of the Securities absent manifest error;

(c)        such Optional Secured Notes have the same non-economic terms as the Securities (except that the issue date, the initial Payment Date and the initial date from which interest shall accrue may vary), including that (i) neither the assets or property pledged to secure the Optional Secured Notes nor the descriptions thereof shall be greater or broader than the Collateral or the description of the Collateral in the Security Documents and (ii) no Person (other than a Guarantor) shall guarantee the Obligations in respect of the Optional Secured Notes;

(d)        the security agreements, pledge agreements and other collateral documentation that grant a Lien or purport to grant a Lien on any assets of property of the Issuer or any Guarantor to secure Obligations in respect of the Optional Secured Notes shall be in form and substance satisfactory to the initial purchasers of the Original Securities and the initial purchasers of any Additional Conditional Securities;

(e)        if, immediately prior to the issuance of any Optional Secured Notes, the initial purchasers of the Original Securities (and their Affiliates) and the initial purchasers of the Additional Conditional Securities (and their Affiliates) beneficially own at least 75% of the aggregate principal amount of the Securities then outstanding, then, after giving effect to the issuance of such Optional Secured Notes, the initial purchasers of the Original Securities (and their Affiliates) and the initial purchasers of any Additional Conditional Securities (and their Affiliates) shall beneficially own a majority in aggregate principal amount of the Securities and the Optional Secured Notes, taken as a whole, then outstanding;

(f)        if, immediately prior to the issuance of any Optional Secured Notes, the initial purchasers of the Original Securities (and their Affiliates) and the initial purchasers of the Additional Conditional Securities (and their Affiliates) beneficially own at least 75% of the aggregate principal amount of the Securities then outstanding, then such Optional Secured Notes shall have been purchased by the initial purchasers of the Original Securities (and their Affiliates) or the initial purchasers of any Additional Conditional Securities (and their Affiliates) or, to the extent not so purchased, such initial purchasers and their Affiliates shall have declined to purchase such Optional Secured Notes on terms set forth in agreements between the Issuer and such initial purchasers;

(g)        the Consolidated First Lien Leverage Ratio on a consolidated basis for the Issuer and the Restricted Subsidiaries’ most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date on which such Optional Secured Notes are issued would have been no greater than 4.0 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if such Optional Secured Notes had been issued and the application of proceeds therefrom had occurred at the beginning of such four-quarter period;

(h)        there is maintained at all times after such issuance a Consolidated First Lien Leverage Ratio on a consolidated basis for the Issuer and the Restricted Subsidiaries’ most recently ended four fiscal quarters for which internal financial statements are available of no greater than 5.0 to 1.0;

(i)         the Consolidated Leverage Ratio on a consolidated basis for the Issuer and the Restricted Subsidiaries’ most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date on which such Optional Secured Notes are issued would have been no greater than 5.0 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if such Optional Secured Notes had been issued and the application of proceeds therefrom had occurred at the beginning of such four-quarter period; and

(j)         there is maintained at all times after such issuance a Consolidated Leverage Ratio on a consolidated basis for the Issuer and the Restricted Subsidiaries’ most recently ended four fiscal quarters for which internal financial statements are available of no greater than 6.0 to 1.0.

In connection with the issuance of any Optional Secured Notes, the Issuer shall enter into an intercreditor agreement among the holders of Optional Secured Notes (or their Representative(s)), the Trustee, the Collateral Agent and each Guarantor party to this Indenture at such time, which intercreditor agreement shall be in a form reasonably satisfactory to the Trustee, the Collateral Agent and a majority in principal amount of the Securities, and the Trustee and the Collateral Agent shall (and are hereby authorized and directed to) enter into such intercreditor agreement.

SECTION 4.15.    Maintenance of Office or Agency.

(a)        The Issuer shall maintain an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee or Registrar) where Securities may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be made. The Issuer shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders may be made at the corporate trust place of payment and notices and demands may be made at the Corporate Trust Office of the Trustee as set forth in Section 12.01.

(b)        The Issuer may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided,  however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency for such purposes. The Issuer shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

(c)        The Issuer hereby designates the Corporate Trust Office of the Trustee or its agent as such office or agency of the Issuer in accordance with Section 2.04.

SECTION 4.16.    After-Acquired Property. Upon the acquisition by any Issuer or any Guarantor of any assets or property, including any new Subsidiary of the Issuer or any Guarantor (in each case, other than Excluded Assets) (“After-Acquired Property”), the Issuer or such Guarantor shall promptly execute and deliver such mortgages, deeds of trust, security instruments, pledge agreements, financing statements and certificates and opinions of counsel as shall be reasonably necessary to vest in the Collateral Agent a perfected security interest or other Lien, subject only to Permitted Liens, in such After-Acquired Property and to have such After-Acquired Property (but subject to certain limitations, if applicable, including as described under Article 11) added to the Collateral, and shall promptly deliver such Officers’ Certificates and Opinions of Counsel as are customary in secured financing transactions in the relevant jurisdictions or as are reasonably requested by the Trustee or the Collateral Agent (subject to customary assumptions, exceptions and qualifications), and thereupon all provisions of this Indenture relating to the Collateral shall be deemed to relate to such After-Acquired Property to the same extent and with the same force and effect; provided that if granting a security interest or Lien in such After-Acquired Property requires the consent of a third party, the Issuer shall use commercially reasonable efforts to obtain such consent with respect to the security interest or Lien for the benefit of the Collateral Agent on behalf of the Holders of the Securities; provided,  further, that if such third party does not consent to the granting of such security interest or Lien after the use of such commercially reasonable efforts, the Issuer or such Guarantor, as the case may be, will not be required to provide such security interest or Lien (so long as no other Person is granted a Lien by the Issuer or such Guarantor on such After-Acquired Property securing any Indebtedness following such acquisition or in contemplation thereof). Notwithstanding the foregoing, if any property or assets of the Issuer or any Guarantor originally deemed to be an Excluded Asset at any point ceases to be an Excluded Asset pursuant to the definition of “Excluded Asset”, all or the applicable portion of such property and assets shall be deemed to be After-Acquired Property and shall be added to the Collateral in accordance with the previous sentence.

SECTION 4.17.    Intellectual Property and Excluded Agreements. The Issuer shall, at its sole expense, either directly or by using commercially reasonable efforts to cause any Restricted Subsidiary to do so, take any and all commercially reasonable actions to (a) maintain the Intellectual Property owned or otherwise held by the Issuer or any Restricted Subsidiary and (b) to the extent the Issuer or any Restricted Subsidiary in good faith determines appropriate, defend or assert the Intellectual Property against infringement or interference by any other Persons and against any claims of invalidity or unenforceability by any other Persons (including by bringing any legal action for infringement or defending any counterclaim of invalidity or action for declaratory judgment of non-infringement) in each case where the failure to so act, prepare, execute, deliver or file would reasonably be expected to have a material adverse effect on the results of operations or financial condition of the Issuer and its Restricted Subsidiaries. The Issuer shall use commercially reasonable efforts to not, and shall use its commercially reasonable efforts to cause any Restricted Subsidiary not to, disclaim or abandon, or fail to take any action the Issuer in good faith determines appropriate to prevent the disclaimer or abandonment of, the Intellectual Property, in each case where such disclaimer, abandonment or failure to take any such action would reasonably be expected to have a material adverse effect on the results of operations or financial condition of the Issuer and its Restricted Subsidiaries. Notwithstanding anything in this Indenture to the contrary, in no event shall the Issuer or any Restricted Subsidiary sell, lease, convey, assign, transfer, license or otherwise dispose of its Intellectual Property or Excluded Agreements to any Person that is not the Issuer or a Guarantor, except as specifically permitted in the definition of “Permitted Asset Sale” or in connection with a merger, amalgamation, consolidation or transfer of all or substantially all of the assets of the Issuer and the Guarantors, taken as a whole, that complies with Article 5. Notwithstanding anything in this Indenture to the contrary, to the extent that the Issuer or any Restricted Subsidiary owns or license Intellectual Property or is party to any Excluded Agreements, then the Issuer or such Restricted Subsidiary, as the case may be, shall not provide a Lien in respect of, or guarantee, any Indebtedness (other than the Securities and the Guarantees).

SECTION 4.18.    Line of Business. The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, engage in any line of business other than those businesses engaged in on the Issue Date and businesses reasonably related to the healthcare industry.

SECTION 4.19.    Maintenance of FDA Approval. The Issuer shall maintain the FDA approval of Pancreaze®.

SECTION 4.20.    Use of Proceeds. The Issuer shall use, or will cause its Restricted Subsidiaries to use, the net proceeds from the issuance and sale of the Securities (a) to pay fees, costs and expenses arising in connection with the issuance of the Securities, (b) to pay the fee contemplated by Section 6.17 of the Purchase Agreement, (c) to fund part of the consideration to acquire assets in respect of Pancreaze® and (d) for general corporate purposes.

SECTION 4.21.    Existence. Subject to Article 5, each of the Issuer and each Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its respective existence, rights (charter and statutory), license and franchises; provided, that the Issuer shall not be required to preserve any such rights, license or franchise, or the corporate, partnership or other existence of any Guarantor, if the Issuer determines that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and the Guarantors, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Securities.

SECTION 4.22.    Special Proceeds.

(a)        No later than 30 days following the date of receipt by the Issuer or any of its Restricted Subsidiaries, or the Collateral Agent as loss payee, of any Special Proceeds, the Issuer shall make an offer to all Holders of Securities (a “Special Proceeds Offer”) to repurchase the maximum principal amount of Securities that is at least $2,000 and an integral multiple of $1,000 that may be repurchased out of the Special Proceeds at a repurchase price in cash equal to the redemption price set forth in Paragraph 5 of the Form of Security set forth in Exhibit A that would be applicable to such Securities on the date fixed for such repurchase (the “Special Proceeds Repurchase Date”), plus accrued and unpaid interest, if any, to the Special Proceeds Repurchase Date (subject to the right of the Holders of record on the relevant Record Date to receive interest due on the related Payment Date), plus a fee equal to 1.00% of the principal amount repurchased on the Special Proceeds Repurchase Date, in accordance with the terms contemplated in this Section 4.22; provided,  however, that notwithstanding the receipt of Special Proceeds, the Issuer shall not be obligated to repurchase any Securities pursuant to this Section 4.22 in the event that it has exercised (i) its unconditional right to redeem such Securities in accordance with Article 3 or (ii) its legal defeasance option or covenant defeasance option in accordance with Article 8. The Issuer shall commence the Special Proceeds Offer by providing the written notice required pursuant to Section 4.22(e), with a copy provided contemporaneously therewith to the Trustee. To the extent that the aggregate principal amount of Securities tendered pursuant to a Special Proceeds Offer is less than the Special Proceeds, the Issuer (or the applicable Restricted Subsidiary of the Issuer) may use any remaining Special Proceeds for any purpose that is not prohibited by this Indenture. If the aggregate principal amount of Securities tendered pursuant to a Special Proceeds Offer exceeds the Special Proceeds, the selection of the Securities to be repurchased shall be made in the manner described in Section 4.22(d). Upon completion of any such Special Proceeds Offer, the amount of Special Proceeds shall be reset at zero.

(b)        The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws or regulations are applicable in connection with the repurchase of the Securities pursuant to a Special Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.

(c)        Not later than the date upon which written notice of a Special Proceeds Offer is delivered to the Trustee as provided above, the Issuer shall deliver to the Trustee an Officers’ Certificate as to the amount of the Special Proceeds. On the Special Proceeds Repurchase Date, the Issuer shall irrevocably deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Issuer or a domestically organized Wholly Owned Restricted Subsidiary is acting as the Paying Agent, segregate and hold in trust) an amount equal to the Special Proceeds to be invested in Cash Equivalents, as directed in writing by the Issuer, and to be held for payment in accordance with the provisions of this Section 4.22. Upon the expiration of the period for which the Special Proceeds Offer remains open (the “Special Proceeds Offer Period”), the Issuer shall deliver to the Trustee for cancellation the Securities or portions thereof that have been properly tendered to and are to be accepted by the Issuer, along with a written payment and cancellation order. The Trustee (or the Paying Agent, if not the Trustee) shall, on the Special Proceeds Repurchase Date, mail or otherwise deliver payment to each tendering Holder in the amount of the repurchase price as determined by the Issuer and stated in the written payment and cancellation order. In the event that the Special Proceeds delivered by or caused to be delivered by the Issuer to the Trustee are greater than the repurchase price of the Securities tendered, the Trustee shall remit the excess to the Issuer immediately after the expiration of the Special Proceeds Offer Period for application in accordance with this Section 4.22.

(d)        Holders electing to have a Security repurchased pursuant to a Special Proceeds Offer shall be required to surrender the Security, with an appropriate form duly completed, to the Issuer at the address specified in the notice provided pursuant to this Section 4.22 at least three Business Days prior to the Special Proceeds Repurchase Date. Holders shall be entitled to withdraw their election if the Issuer receives not later than one Business Day prior to the Special Proceeds Repurchase Date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security that was delivered by the Holder for repurchase and a statement that such Holder is withdrawing such Holder’s election to have such Security repurchased. If at the end of the Special Proceeds Offer Period more Securities are tendered pursuant to a Special Proceeds Offer than the Issuer is required to repurchase, and if the Securities are Global Securities held by the Depository, the particular Securities or portions thereof to be repurchased shall be allocated on a pro rata pass-through distribution of principal basis in accordance with Depository procedures; provided, that, so long as the Securities are held in book-entry form, the selection for repurchase of such Securities shall be made in accordance with the operational arrangements of the Depository then in effect, and if the Depository operational arrangements do not allow for repurchase on a pro rata pass-through distribution of principal basis, the Securities will be selected for repurchase, in accordance with Depository procedures, by lot. If the Securities are not Global Securities held by the Depository, selection of such Securities for repurchase shall be made by the Trustee on a pro rata basis to the extent practicable or such other method as the Trustee shall deem fair and appropriate (and in such manner as complies with applicable legal requirements); provided that no Securities of $2,000 or less shall be repurchased in part.

(e)        Written notice of a Special Proceeds Offer shall be provided at least 30 but not more than 60 days before the Special Proceeds Repurchase Date to each Holder of Securities at such Holder’s registered address (or electronically pursuant to the Depository’s applicable procedures), with a copy to the Trustee. If any Security is to be repurchased in part only, any notice of repurchase that relates to such Security shall state the portion of the principal amount thereof that has been or is to be repurchased. Holders whose Securities are repurchased only in part shall be issued new Securities equal in principal amount to the portion of the Securities surrendered but not repurchased. If the Securities are Global Securities held by the Depository, then the applicable operational procedures of the Depository for tendering and withdrawing securities will apply.

ARTICLE 5

SUCCESSOR COMPANY

SECTION 5.01.    When Issuer May Merge or Transfer Assets.

(a)        The Issuer shall not, directly or indirectly, consolidate, amalgamate or merge with or into or wind up or convert into (whether or not the Issuer is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

(i)         (x) the Issuer is the surviving Person or the Person formed by or surviving any such merger, amalgamation, consolidation, winding up or conversion (if other than the Issuer) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof or the District of Columbia (the Issuer or such Person, as the case may be, being herein called the “Successor Company”); and (y) the Successor Company (if other than the Issuer) expressly assumes all the obligations of the Issuer under this Indenture, the Securities and the Security Documents pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee;

(ii)       immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any of its Restricted Subsidiaries as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction) no Default shall have occurred and be continuing;

(iii)      immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable four-quarter period (and treating any Indebtedness that becomes an obligation of the Successor Company or any of its Restricted Subsidiaries as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), (A) the Successor Company and its Restricted Subsidiaries would be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 4.03(b)(xvi) or (B) the Fixed Charge Coverage Ratio for the Successor Company and its Restricted Subsidiaries would be greater than such ratio for the Issuer and its Restricted Subsidiaries immediately prior to such transaction; and

(iv)       the Successor Company shall have delivered to the Trustee (A) an Officers’ Certificate and an Opinion or Opinions of Counsel, each stating (to the extent applicable with respect to such Opinion or Opinions of Counsel) that such transaction and such supplemental indentures (if any) comply with this Indenture and the obligations of the Issuer under this Indenture, the Securities and the Security Documents remain obligations of the Successor Company and confirming the necessary actions to continue the perfection and priority of the Collateral Agent’s Lien in the Collateral and of the preservation of its rights therein, provided, that in giving such Opinion of Counsel, such counsel may rely on an Officers’ Certificate as to compliance with Section 5.01(a)(iii) and as to other matters of fact, and (B) an Officers’ Certificate stating that such necessary actions have been taken (together with evidence thereof) promptly and in any event no later than 30 days following such transaction.

(b)        The Successor Company (if other than the Issuer) shall succeed to, and be substituted for, the Issuer under this Indenture, the Securities and the Security Documents, and in such event the Issuer will automatically be released and discharged from its obligations under this Indenture, the Securities and the Security Documents. This Article 5 will not apply to a sale, assignment, transfer, lease, conveyance or other disposition of property or assets between or among any of the Issuer and the Guarantors.

SECTION 5.02.    When Guarantors May Merge or Transfer Assets.

(a)        Subject to the provisions of Section 10.03 (which govern the release of a Guarantee upon the sale, disposition, exchange or other transfer of the Capital Stock of a Guarantor), none of the Guarantors shall, and the Issuer shall not permit any Guarantor to, directly or indirectly, consolidate, amalgamate or merge with or into or wind up or convert into (whether or not such Guarantor is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

(i)         either (A) such Guarantor is the surviving Person or the Person formed by or surviving any such merger, amalgamation, consolidation, winding up or conversion (if other than such Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership or limited liability company organized or existing under the laws of the jurisdiction of its formation (such Guarantor or such Person, as the case may be, being herein called the “Successor Guarantor”) and the Successor Guarantor (if other than such Guarantor) expressly assumes all the obligations of such Guarantor under this Indenture and, if applicable, such Guarantors’ Guarantee and the Security Documents pursuant to a supplemental indenture or other documents or instruments in form reasonably satisfactory to the Trustee or (B) (x) such sale or disposition or merger, amalgamation or consolidation is made to a Person that is not the Issuer or a Restricted Subsidiary and is not in violation of Section 4.06 and (y) after giving effect to such sale, disposition or other transfer, such Guarantor is no longer a Restricted Subsidiary; and

(ii)       the Successor Guarantor (if other than such Guarantor) or the Issuer shall have delivered or caused to be delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such merger, amalgamation, consolidation, winding up, conversion, sale, assignment, transfer, lease, conveyance or disposition and such supplemental indenture (if any) comply with this Indenture.

(b)        Except as otherwise provided in this Indenture, the Successor Guarantor (if other than such Guarantor) will succeed to, and be substituted for, such Guarantor under this Indenture, such Guarantor’s Guarantee and the Security Documents, and in such event such Guarantor will automatically be released and discharged from its obligations under this Indenture, such Guarantor’s Guarantee and the Security Documents.

(c)        Notwithstanding the foregoing, any Guarantor may consolidate, amalgamate, merge with or into or wind up or convert into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to, the Issuer or any other Guarantor.

ARTICLE 6

DEFAULTS AND REMEDIES

SECTION 6.01.    Events of Default. An “Event of Default” occurs if:

(a)        there is a default in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of five Business Days;

(b)        there is a default in the payment of principal of or premium, if any, on any Security or any fee related to the payment of principal when due at its Stated Maturity, upon scheduled payment thereof, upon optional redemption, upon required repurchase, upon declaration of acceleration or otherwise (including pursuant to Section 4.01(b));

(c)        the Issuer or any Guarantor fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause (a) or (b) above) and such failure continues for 60 days after the notice specified below;

(d)        the Issuer or any Restricted Subsidiary fails to pay any Indebtedness within any applicable grace period after such payment is due and payable (including at final maturity) or the acceleration of any such Indebtedness by the holders thereof occurs because of a default, in each case, if the total amount of such Indebtedness unpaid or accelerated exceeds $1,000,000 or its non-U.S. currency equivalent;

(e)        the Issuer or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(i)         commences a voluntary case;

(ii)       consents to the entry of an order for relief against it in an involuntary case;

(iii)      consents to the appointment of a Custodian of it or for any substantial part of its property; or

(iv)       makes a general assignment for the benefit of its creditors or takes any comparable action under any non-U.S. laws relating to insolvency;

(f)        a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)         is for relief against the Issuer or any Restricted Subsidiary of the Issuer in an involuntary case;

(ii)       appoints a Custodian of the Issuer or any Restricted Subsidiary of the Issuer or for any substantial part of its property; or

(iii)      orders the winding up or liquidation of the Issuer or any Restricted Subsidiary of the Issuer;

or any similar relief is granted under any non-U.S. laws and the order or decree remains unstayed and in effect for 60 days;

(g)        the Issuer or any Restricted Subsidiary fails to pay final judgments aggregating in excess of $1,000,000 or its non-U.S. currency equivalent (net of any amounts that are covered by enforceable insurance policies issued by solvent carriers), which judgments are not discharged, waived or stayed for a period of 60 days following the entry thereof;

(h)        any representation or warranty made in writing by or on behalf of the Issuer or any Guarantor in connection with the issuance and sale of the Securities or made in writing by or on behalf of the Issuer or any Guarantor or by any officer of the Issuer or any Guarantor furnished in connection with the transactions contemplated by this Indenture and the Security Documents proves to have been false or incorrect in any material respect on the date as of which made (or, if such representation or warranty is given as of a specific time, as of such time);

(i)         the Collateral Agent fails to have a perfected security interest in any portion of the Collateral with a value greater than $1,000,000, except (i) as contemplated by this Indenture and the Security Documents or (ii) due to the failure on the part of the Collateral Agent to maintain custody of Collateral within its documented possession;

(j)         any Guarantee ceases to be in full force and effect (except as contemplated by the terms thereof in accordance with this Indenture) or any Guarantor denies or disaffirms its obligations under this Indenture or any Guarantee and such Default continues for 10 days;

(k)        unless all of the Collateral has been released from the Liens in accordance with the provisions of the Security Documents with respect to the Securities, the Issuer shall assert or any Guarantor shall assert, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable and, in the case of any such Person that is a Subsidiary of the Issuer, the Issuer fails to cause such Subsidiary to rescind such assertions within 30 days after the Issuer has actual knowledge of such assertions; or

(l)         the Issuer or any Guarantor fails to comply for 60 days after receipt of written notice with its obligations contained in the Security Documents, except for a failure with respect to assets or property that do not constitute a material portion of the Collateral or adversely affect any rights or remedies of the Collateral Agent with respect to a material portion of the Collateral.

The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

The term “Bankruptcy Law” means Title 11, United States Code, or any similar U.S. federal or state law for the relief of debtors (or their non-U.S. equivalents). The term

“Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

A Default under clause (c) or (l) above shall not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Issuer (and also the Trustee if given by the Holders) of the Default or after the date on which such Default should reasonably have been known or been aware of by the defaulting party and the Issuer does not cure such Default within the time specified in such clause (c) or (l) after receipt of such notice or after such date, as applicable. Such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default”. The Issuer shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers’ Certificate of any event that is, or with the giving of notice or the lapse of time or both would become, an Event of Default, its status and what action the Issuer is taking or proposes to take in respect thereof.

SECTION 6.02.    Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(e) or 6.01(f) with respect to the Issuer) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Securities by written notice to the Issuer may, and if such notice is given by the Holders such notice shall be given to the Issuer and the Trustee, declare that the principal of, and the premium, if any, and accrued but unpaid interest on, all the Securities and any related fees contemplated by this Indenture is due and payable. Upon such a declaration, such principal and interest and related fees shall be due and payable immediately. If an Event of Default specified in Section 6.01(e) or 6.01(f) with respect to the Issuer occurs, the principal of, and the premium, if any, and accrued but unpaid interest on, all the Securities and any related fees contemplated by this Indenture shall ipso facto become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium and any related fees that has become due solely because of the acceleration) have been cured or waived.

If the principal of, or premium, if any, or accrued and unpaid interest, if any, on, the Securities and any related fees becomes due and payable as provided above (an “Acceleration”), the principal of, and the premium, if any, and accrued but unpaid interest on, the Securities (and any related fees) that becomes due and payable shall equal the optional redemption price in effect on the date of such declaration (or the date set forth in the third sentence of this Section 6.02), as if such Acceleration were an optional redemption of the Securities effected thereby on such date of declaration (or the date set forth in the third sentence of this Section 6.02). The amounts described in the preceding sentence are intended to be liquidated damages and not unmatured interest or a penalty.

In the event of any Event of Default specified in Section 6.01(d), such Event of Default and all consequences thereof (excluding, however, any resulting payment default) shall be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders of the Securities, if within 20 days after such Event of Default arose the Issuer delivers an Officers’ Certificate to the Trustee stating that (x) the Indebtedness or guarantee that is the basis for such Event of Default has been discharged, (y) the Holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default or (z) the default that is the basis for such Event of Default has been cured, it being understood that in no event shall an acceleration of the principal amount of the Securities as described above be annulled, waived or rescinded upon the happening of any such events.

SECTION 6.03.    Other Remedies. If an Event of Default occurs and is continuing, the Trustee may, but only at the written direction of Holders of a majority in principal amount of the then outstanding Securities, pursue any available remedy at law or in equity to collect the payment of principal of or interest on the Securities and any related fees contemplated by this Indenture or to enforce the performance of any provision of the Securities or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. To the extent required by law, all available remedies are cumulative.

SECTION 6.04.    Waiver of Past Defaults. Provided the Securities are not then due and payable by reason of a declaration of acceleration, the Holders of a majority in principal amount of the then outstanding Securities by written notice to the Trustee may waive an existing Default and its consequences except (a) a Default in the payment of the principal of or interest on a Security or any related fees contemplated by this Indenture, (b) a Default arising from the failure to redeem or purchase any Security when required pursuant to the terms of this Indenture or (c) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Holder affected. When a Default is waived, it is deemed cured and the Issuer, the Trustee and the Holders will be restored to their former positions and rights under this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. Any past Default or compliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding.

SECTION 6.05.    Control by Majority. The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Prior to taking any action under this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

SECTION 6.06.    Limitation on Suits.

(a)        Except to enforce the right to receive payment of principal, premium (if any) or interest and any related fees contemplated by this Indenture when due, no Holder may pursue any remedy with respect to this Indenture or the Securities unless:

(i)        the Holder gives the Trustee written notice stating that an Event of Default is continuing;

(ii)       the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

(iii)      such Holder or Holders offer to the Trustee security or indemnity satisfactory to it against any loss, liability or expense;

(iv)       the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

(v)        the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

(b)        A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 6.07.    Rights of the Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder and any related fees contemplated by this Indenture, on or after the respective due dates expressed or provided for in this Indenture or in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.    Collection Suit by Trustee. If an Event of Default specified in Section 6.01(a) or Section 6.01(b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer or any other obligor on the Securities for the whole amount then due and owing (together with interest on overdue principal and any related fees contemplated by this Indenture and (to the extent lawful) on any unpaid interest at the rate provided for in the Securities) and the amounts provided for in Section 7.06.

SECTION 6.09.    Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation, expenses disbursements and advances of the Trustee (including counsel, accountants, experts or such other professionals as the Trustee deems necessary, advisable or appropriate)) and the Holders allowed in any judicial proceedings relative to the Issuer or any Guarantor, their creditors or their property, shall be entitled to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matters and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other

Person performing similar functions and be a member of a creditors’ or other similar committee, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.06.

SECTION 6.10.    Priorities. If the Trustee collects any money or property pursuant to this Article 6 or any Security Document, the Trustee (after giving effect to Section 5.3 of the Collateral Agreement) shall pay out the money or property in the following order:

FIRST: to the Trustee for amounts due under Section 7.06;

SECOND: to the Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, and any related fees contemplated by this Indenture, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, and interest, and any related fees contemplated by this Indenture, respectively; and

THIRD: to the Issuer or, to the extent the Trustee collects any amount related to any Guarantor, to such Guarantor.

The Trustee may fix a record date and payment date for any payment to the Holders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall provide to each Holder and the Issuer a written notice that states the record date, the payment date and amount to be paid.

SECTION 6.11.    Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

SECTION 6.12.    Waiver of Stay or Extension Laws. Neither the Issuer nor any Guarantor (to the extent it may lawfully do so) shall at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer and each Guarantor (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 6.13.    Holder Request. At the written request of the Issuer or any Holder (or any holder of beneficial interests in the Securities that certifies to the Trustee that it is a holder of such beneficial interests or is actually known by the Trustee to be such a holder of beneficial interests), the Trustee shall, as soon as practicable after receipt of such request and at the Issuer’s sole cost and expense, (a) contact each Holder or each other Holder (and each other holder of beneficial interests in the Securities) to request each such other Holder or other Holder (and each such other holder of beneficial interests in the Securities) to provide its written permission to being identified to the Issuer or the requesting Holder (or holder of beneficial interests in the Securities) by the Trustee, to the extent the Trustee has actual knowledge of the identity of such Holder or other Holder (or other holder of beneficial interests in the Securities), and (b) disclose to the Issuer or the requesting Holder (or other holder of beneficial interests in the Securities) the identity of any such Holder or other Holder (and any such other holder of beneficial interests in the Securities) who provides such written permission to the Trustee. The Trustee shall have no liability if it contacts any Person that it believes to be a beneficial holder of the Securities that is not a beneficial holder of the Securities.

ARTICLE 7

TRUSTEE

SECTION 7.01.    Duties of Trustee.

(a)        If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs, except with respect to the obligation to exercise rights and remedies following an Event of Default, which right and remedies shall be performed by the Trustee acting solely upon the direction of Holders of a majority in principal amount of the Securities in accordance with Section 6.03 and Section 6.05.

(b)        Except during the continuance of an Event of Default:

(i)        the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee (it being agreed that the permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty); and

(ii)       in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall be under no duty to make any investigation as to any statement contained in any such instance, but may accept the same as conclusive evidence of the truth and accuracy of such statement or the correctness of such opinions. However, in the case of certificates or opinions required by any provision hereof to be provided to it, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)        The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)        this paragraph does not limit the effect of Section 7.01(b);

(ii)       the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)      the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05; and

(iv)       no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

(d)        Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

(e)        The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

(f)        Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(g)        The Trustee shall not be liable to any Person for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including lost profits), even if the Trustee has been advised of the likelihood of such loss or damage.

(h)        Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01 and, to the extent made expressly applicable by the terms of this Indenture, to the provisions of the TIA.

SECTION 7.02.    Rights of Trustee.

(a)        The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

(b)        Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers’ Certificate or Opinion of Counsel.

(c)        The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(d)        The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided,  however, that the Trustee’s conduct does not constitute willful misconduct or negligence.

(e)        The Trustee may consult with counsel of its own selection and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel or Opinion of Counsel.

(f)        The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document unless requested in writing to do so by the Holders of a majority in principal amount of the Securities at the time outstanding, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney, at the expense of the Issuer and shall incur no liability of any kind by reason of such inquiry or investigation.

(g)        The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

(h)        The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be compensated, reimbursed and indemnified as provided in Section 7.06, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (including as Collateral Agent), and each agent, custodian and other Person employed to act hereunder.

(i)         The Trustee shall not be liable for any action taken or omitted by it in good faith at the direction of the Holders of a majority in principal amount of the Securities as to the time, method and place of conducting any proceedings for any remedy available to the Trustee or the exercising of any power conferred by this Indenture.

(j)         Any action taken, or omitted to be taken, by the Trustee in good faith pursuant to this Indenture upon the request or authority or consent of any person who, at the time of making such request or giving such authority or consent, is the Holder of any Security shall be conclusive and binding upon future Holders of Securities and upon Securities executed and delivered in exchange therefor or in place thereof.

(k)        In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 7.03.    Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. The Trustee and its Affiliates have engaged, currently are engaged and may in the future engage in financial or other transactions with the Issuer and its Affiliates in the ordinary course of their respective businesses, subject to the TIA (to the extent this Indenture has been qualified thereunder). Any Paying Agent or Registrar may do the same with like rights. However, the Trustee must comply with Sections 7.09 and 7.10.

SECTION 7.04.    Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, any Guarantee, the Securities or any Security Documents, it shall not be accountable for the Issuer’s use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuer or any Guarantor in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee’s certificate of authentication. The Trustee shall not be charged with knowledge of any Default or Event of Default under Section 6.01(c), 6.01(d), 6.01(e), 6.01(f), 6.01(g), 6.01(h), 6.01(i), 6.01(j), 6.01(k) or 6.01(l) unless either (a) a Trust Officer shall have actual knowledge thereof or (b) the Trustee shall have received written notice thereof in accordance with Section 12.01 from the Issuer, any Guarantor or any Holder.

SECTION 7.05.    Notice of Defaults. If a Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall provide to each Holder written notice of the Default within 30 days after it is actually known to a Trust Officer or written notice referring to this Indenture, describing such Default or Event of Default and stating that such notice is a “notice of default”, is received by the Trustee in accordance with Section 12.01. Except in the case of a Default in the payment of principal of or premium (if any) or interest on any Security or of any related fees contemplated by this Indenture, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of the Holders.

SECTION 7.06.    Compensation and Indemnity. The Issuer shall pay to the Trustee from time to time reasonable compensation for its services, as agreed between the Issuer and the Trustee. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Issuer and each Guarantor, jointly and severally, shall indemnify the Trustee against any and all loss, liability, claim, damage or expense (including reasonable attorneys’ fees and expenses) incurred by or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture or a Guarantee against the Issuer or a Guarantor (including this Section

7.06) and defending itself against or investigating any claim (whether asserted by the Issuer, any Guarantor, any Holder or any other Person). The obligation to pay such amounts shall survive the discharge of this Indenture, the payment in full or defeasance of the Securities or the removal or resignation of the Trustee. The Trustee shall notify the Issuer of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided,  however, that any failure so to notify the Issuer shall not relieve the Issuer or any Guarantor of its indemnity obligations hereunder. The Issuer shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuer’s expense in the defense. Such indemnified parties may have separate counsel and the Issuer and the Guarantors, as applicable, shall pay the fees and expenses of such counsel; provided,  however, that the Issuer shall not be required to pay such fees and expenses if it assumes such indemnified parties’ defense and, in such indemnified parties’ reasonable judgment, there is no conflict of interest between the Issuer and the Guarantors, as applicable, and such parties in connection with such defense. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense Incurred by an indemnified party through such party’s own willful misconduct or gross negligence (as determined by a final, non-appealable order of a court of competent jurisdiction).

To secure the Issuer’s and the Guarantors’ payment obligations in this Section 7.06, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of, and premium, if any, and interest on, particular Securities and any related fees contemplated by this Indenture.

The Issuer’s and the Guarantors’ payment obligations pursuant to this Section 7.06 shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any bankruptcy law or the resignation or removal of the Trustee. Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(e) or Section 6.01(f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability is not assured to its satisfaction.

SECTION 7.07.    Replacement of Trustee.

(a)        The Trustee may resign in writing at any time upon 30 days prior notice to the Issuer by so notifying the Issuer. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Issuer shall remove the Trustee if:

(i)        the Trustee fails to comply with Section 7.09;

(ii)       the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

(iii)      a receiver or other public officer takes charge of the Trustee or its property; or

(iv)      the Trustee otherwise becomes incapable of acting.

(b)        If the Trustee resigns or is removed by the Issuer or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee.

(c)        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall provide a written notice of its succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 7.06.

(d)        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Trustee.

(e)        If the Trustee fails to comply with Section 7.09, unless the Trustee’s duty to resign is stayed as provided in Section 310(b) of the TIA, any Holder who has been a bona fide holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(f)        Notwithstanding the replacement of the Trustee pursuant to this Section 7.07, the obligations of the Issuer and the Guarantors under Section 7.06 shall continue for the benefit of the retiring Trustee.

SECTION 7.08.    Successor Trustee by Merger. If the Trustee consolidates with, amalgamates with, merges with or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee.

In case at the time such successor or successors by merger, amalgamation, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force that it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.09.    Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Section 310(a) of the TIA. The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the TIA, subject to its right to apply for a stay of its duty to resign under the penultimate paragraph of Section 310(b) of the TIA; provided,  however, that there shall be excluded from the operation of Section 310(b)(1) of the TIA any series of securities issued under this Indenture and any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuer is outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the TIA are met.

SECTION 7.10.    Preferential Collection of Claims Against the Issuer. The Trustee shall comply with Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated.

ARTICLE 8

DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01.    Discharge of Liability on Securities; Defeasance.

(a)        This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities, as expressly provided for in this Indenture) as to all outstanding Securities when:

(i)        either (1) all the Securities theretofore authenticated and delivered (other than Securities pursuant to Section 2.08 that have been replaced or paid and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid by the Issuer or discharged from such trust) have been delivered to the Trustee for cancellation or (2) all of the Securities (x) have become due and payable, (y) will become due and payable at their Stated Maturity within one year or (z) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of, and premium, if any, and interest on, the Securities to the date of deposit, plus a fee equal to 1.00% of the then-outstanding principal amount of the Securities, together with irrevocable instructions from the Issuer directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

(ii)       the Issuer or the Guarantors have paid all other sums payable under this Indenture; and

(iii)      the Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

(b)        Notwithstanding clauses (a)(i) and (a)(ii) above, the Issuer’s obligations in Sections 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 6.07, 7.06 and 7.07 and in this Article 8 shall survive until the Securities have been paid in full. Thereafter, the Issuer’s obligations in Sections 7.06, 8.05 and 8.06 shall survive such satisfaction and discharge.

(c)        Subject to Section 8.01(b) and Section 8.02, the Issuer at any time may terminate (i) all its obligations under the Securities and this Indenture (with respect to such Securities) (“legal defeasance option”) or (ii) its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.09, 4.10, 4.12, 4.13, 4.14, 4.16, 4.17, 4.18, 4.19, 4.20 and 4.21 and the operation of Section 4.08, Section 4.22, Article 5 and Sections 6.01(c), 6.01(d), 6.01(e) (with respect to Restricted Subsidiaries of the Issuer only), 6.01(f) (with respect to Restricted Subsidiaries of the Issuer only), 6.01(g), 6.01(h), 6.01(i), 6.01(j), 6.01(k) and 6.01(l) (“covenant defeasance option”). The Issuer may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. In the event that the Issuer terminates all of its obligations under the Securities and this Indenture (with respect to such Securities) by exercising its legal defeasance option or its covenant defeasance option, the obligations of each Guarantor under its Guarantee of such Securities and the Security Documents shall be terminated simultaneously with the termination of such obligations.

If the Issuer exercises its legal defeasance option, payment of the Securities so defeased may not be accelerated because of an Event of Default. If the Issuer exercises its covenant defeasance option, payment of the Securities so defeased may not be accelerated because of an Event of Default specified in Section 6.01(c), 6.01(d), 6.01(e) (to the extent such Section 6.01(e) applies to Restricted Subsidiaries), 6.01(f) (to the extent such Section 6.01(f) applies to Restricted Subsidiaries), 6.01(g), 6.01(h), 6.01(i), 6.01(j), 6.01(k) or 6.01(l) or because of the failure of the Issuer to comply with Article 5.

Upon satisfaction of the conditions set forth herein and upon request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates.

SECTION 8.02.    Conditions to Defeasance.

(a)        The Issuer may exercise its legal defeasance option or its covenant defeasance option only if:

(i)         the Issuer irrevocably deposits in trust with the Trustee cash in U.S. Dollars, U.S. Government Obligations or a combination thereof in an amount sufficient, or U.S. Government Obligations, the principal of and the interest on which will be sufficient, or a combination thereof sufficient, to pay the principal of and premium (if any) and interest on the Securities and any related fees contemplated by this Indenture when due at maturity or redemption, as the case may be, including interest thereon to maturity or such redemption date;

(ii)       the Issuer delivers to the Trustee a certificate from a firm of independent accountants expressing its opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal, premium, if any, and interest when due on all the Securities and any related fees contemplated by this Indenture to maturity or redemption, as the case may be;

(iii)      123 days pass after the deposit is made and during the 123-day period no Default specified in Section 6.01(e) or Section 6.01(f) with respect to the Issuer occurs that is continuing at the end of the period;

(iv)       the deposit does not constitute a default under any other agreement binding on the Issuer;

(v)        in the case of the legal defeasance option, the Issuer shall have delivered to the Trustee an opinion of tax counsel of recognized standing in the United States stating that (1) the Issuer has received from, or there has been published by, the IRS a ruling, or (2) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion of tax counsel of recognized standing in the United States shall confirm that, the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

(vi)       in the case of the covenant defeasance option, the Issuer shall have delivered to the Trustee an opinion of tax counsel of recognized standing in the United States to the effect that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

(vii)     the right of any Holder to receive payment of principal of, and premium, if any, and interest on, such Holder’s Securities and any related fees contemplated by this Indenture on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Securities shall not be impaired; and

(viii)    the Issuer delivers to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities to be so defeased and discharged as contemplated by this Article 8 have been complied with.

(b)        Before or after a deposit, the Issuer may make arrangements satisfactory to the Trustee for the redemption of such Securities at a future date in accordance with Article 3.

SECTION 8.03.    Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations (including proceeds thereof) deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through each Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities so discharged or defeased and any related fees contemplated by this Indenture.

SECTION 8.04.    Repayment to Issuer. Each of the Trustee and each Paying Agent shall promptly turn over to the Issuer upon request any money or U.S. Government Obligations held by it as provided in this Article 8 that, in the written opinion of a firm of independent public accountants recognized in the United States delivered to the Trustee (which delivery shall only be required if U.S. Government Obligations have been so deposited), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent discharge or defeasance in accordance with this Article 8.

Subject to any applicable abandoned property law, the Trustee and each Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal or interest or any related fees contemplated by this Indenture that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Issuer for payment as general creditors, and the Trustee and each Paying Agent shall have no further liability with respect to such monies.

SECTION 8.05.    Indemnity for Government Obligations. The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

SECTION 8.06.    Reinstatement. If the Trustee or any Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any Governmental Authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s obligations under this Indenture and the Securities so discharged or defeased shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or any Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided,  however, that, if the Issuer has made any payment of principal of or interest on any such Securities because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or any Paying Agent.

ARTICLE 9

AMENDMENTS AND WAIVERS

SECTION 9.01.    Without Consent of the Holders. Notwithstanding Section 9.02, the Issuer, the Collateral Agent, the Guarantors and the Trustee may amend or supplement this Indenture, the Securities or the Security Documents, and may waive any provision thereof, without notice to or consent of any Holder:

(i)        to cure any ambiguity, omission, mistake, defect or inconsistency;

(ii)       to provide for the assumption by a Successor Company of the obligations of the Issuer under this Indenture and the Securities in accordance with the terms of this Indenture;

(iii)      to provide for the assumption by a Successor Guarantor of the obligations of a Guarantor under this Indenture and its Guarantee;

(iv)      to provide for uncertificated Securities in addition to or in place of certificated Securities; provided,  however, that the uncertificated Securities are issued in registered form for purposes of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and United States Treasury Regulation Section 5f.103-1(c);

(v)       to add additional Guarantees or co-obligors with respect to the Securities (including any local law guarantee limitations applicable to any Guarantee) and to release any Guarantees in accordance with the terms of this Indenture;

(vi)      to add to the covenants of the Issuer for the benefit of the Holders or to surrender any right or power conferred herein upon the Issuer in accordance with the terms of this Indenture;

(vii)     to comply with any requirement of the SEC in connection with qualifying or maintaining the qualification of this Indenture under the TIA (it being agreed that this Indenture need not qualify under the TIA);

(viii)    to make any change that does not adversely affect the rights of any Holder;

(ix)      to add additional assets as Collateral to secure the Securities;

(x)       to provide for the issuance of Additional Conditional Securities in accordance with this Indenture;

(xi)      to amend the provisions of this Indenture relating to the transfer and legending of Securities as permitted by this Indenture, including to facilitate the issuance of the Securities and the administration of this Indenture; provided,  however, that (A) compliance with this Indenture as so amended would not result in Securities being transferred in violation of the Securities Act or any other applicable securities law and (B) such amendment does not materially and adversely affect the rights of Holders to transfer Securities (as certified by the Issuer in an Officers’ Certificate to the Trustee); or

(xii)     to release Collateral from the Lien pursuant to this Indenture and the Security Documents when permitted or required by this Indenture or the Security Documents.

Upon the request of the Issuer, and upon receipt by the Trustee of the documents described in Section 9.05, the Trustee shall join with the Issuer in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such modified or amended indenture that affects its own rights, duties or immunities under this Indenture or otherwise. After an amendment under this Section 9.01 becomes effective, the Issuer shall provide to the Holders a written notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.01.

SECTION 9.02.    With Consent of the Holders.

(a)        The Issuer, the Collateral Agent, the Guarantors and the Trustee may amend or supplement this Indenture, the Securities and the Security Documents, and may waive any provision thereof (including the provisions of Section 4.08 and Section 4.22), with the written consent of the Holders of a majority in principal amount of the Securities then outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for the Securities). However, without the consent of each Holder of an outstanding Security affected, an amendment, supplement or waiver may not:

(i)        reduce the amount of Securities whose Holders must consent to an amendment;

(ii)       reduce the rate of or extend the time for payment of interest on any Security;

(iii)      reduce the principal of or change the Stated Maturity of any Security (or reduce the amount of any payment of any installment of principal or change the due date in respect of the payment of any installment of principal) or reduce any fee payable under this Indenture calculated with reference to the principal of the Securities or change the due date therefor;

(iv)       reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may be redeemed or repurchased in accordance with Article 3, Section 4.08 or Section 4.22;

(v)        make any Security payable in currency other than that stated in such Security;

(vi)       expressly subordinate the Securities or any Guarantees in right of payment to any other Indebtedness of the Issuer or any Guarantor or adversely affect the priority of any Liens securing the Securities and the Guarantees;

(vii)     impair the right of any Holder to receive payment of principal of or premium, if any, and interest on such Holder’s Securities on or after the due dates (or the due date in respect of the payment of any installment of principal) therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Securities or to receive any fee payable under this Indenture calculated with reference to the principal of the Securities on or after the due dates therefor or to institute suit for the enforcement of any payment thereon or with respect thereto;

(viii)    make any change in Section 6.04 or the second sentence of this Section 9.02;

(ix)      modify any Guarantees in any manner adverse to the Holders; or

(x)       make any change in the provisions in this Indenture dealing with the application of proceeds of Collateral that would adversely affect the Holders of the Securities.

Without the consent of the Holders of at least two-thirds in aggregate principal amount of the Securities then outstanding, no amendment, supplement or waiver may release all or substantially all of the Collateral from the Liens of this Indenture and the Security Documents with respect to the Securities.

It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment if such consent approves the substance thereof.

(b)        After an amendment under this Section 9.02 becomes effective, the Issuer shall provide to the Holders a written notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.02.

SECTION 9.03.    Revocation and Effect of Consents and Waivers.

(a)        A consent to an amendment, supplement or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent, supplement or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, supplement or waiver as to such Holder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers’ Certificate from the Issuer certifying that the requisite principal amount of Securities have consented. After an amendment, supplement or waiver becomes effective, it shall bind every Holder. An amendment, supplement or waiver becomes effective upon the (i) receipt by the Issuer or the Trustee of consents by the Holders of the requisite principal amount of Securities, (ii) satisfaction of conditions to effectiveness as set forth in this Indenture and any indenture supplemental hereto containing such amendment, supplement or waiver, (iii) execution of such amendment or waiver (or supplemental indenture) by the Issuer and the Trustee and (iv) delivery to the Trustee of the Officers’ Certificate and Opinion of Counsel required under Article 12.

(b)        The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding Section 9.03(a), those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

SECTION 9.04.    Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Issuer may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Issuer or the Trustee so determines, the Issuer in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.

SECTION 9.05.    Trustee to Sign Amendments. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment, the Trustee shall be entitled to receive indemnity satisfactory to it and shall be provided with, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture and that such amendment, supplement or waiver is the legal, valid and binding obligation of the Issuer and the Guarantors, enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.03). Notwithstanding the foregoing, no Opinion of Counsel will be required for the Trustee to execute any amendment or supplement adding a new Guarantor under this Indenture.

SECTION 9.06.    Payment for Consent. Neither the Issuer nor any Affiliate of the Issuer shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

SECTION 9.07.    Additional Voting Terms; Calculation of Principal Amount. All Securities issued under this Indenture shall vote and consent together on all matters (as to which any of such Securities may vote) as one class. Determinations as to whether Holders of the requisite aggregate principal amount of Securities have concurred in any direction, waiver or consent shall be made in accordance with this Article 9 and Section 2.14.

ARTICLE 10

GUARANTEES

SECTION 10.01.  Guarantees.

(a)        Each Guarantor hereby jointly and severally irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety on a senior basis to each Holder, the Trustee, the Collateral Agent and their respective successors and assigns (i) the full and punctual payment when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all Obligations of the Issuer under this Indenture (including obligations to the Trustee) and the Securities, whether for payment of principal of, or premium, if any, or interest, if any, on, the Securities and all other monetary obligations of the Issuer under this Indenture and the Securities, and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Issuer, whether for fees, expenses, indemnification or otherwise under this Indenture and the Securities, on the terms set forth in this Indenture by becoming a party to this Indenture (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”).

(b)        Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from each such Guarantor, and that each such Guarantor shall remain bound under this Article 10 notwithstanding any extension or renewal of any Guaranteed Obligation. The Guaranteed Obligations of a Guarantor will be secured by security interests (subject to Permitted Liens) in the Collateral owned by such Guarantor to the extent provided for in the Security Documents and as required pursuant to Sections 4.13 and 4.16.

(c)        Each Guarantor waives presentation to, demand of payment from and protest to the Issuer of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Holder, the Trustee or the Collateral Agent to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person under this Indenture, the Securities, any Security Document, or any other agreement or otherwise; (ii) any extension or renewal of this Indenture, the Securities, any Security Document or any other agreement; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities, any Security Document or any other agreement; (iv) the release of any security held by any Holder, the Trustee or the Collateral Agent for the Guaranteed Obligations or any Guarantor; (v) the failure of any Holder, the Trustee or the Collateral Agent to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (vi) any change in the ownership of such Guarantor, except as provided in Section 10.03.

(d)        Each Guarantor hereby waives any right to which it may be entitled (except as may be required by applicable requirements of law or regulation and to the extent the relevant requirement cannot be waived) to (i) have its obligations hereunder divided among the Guarantors, such that such Guarantor’s obligations would be less than the full amount claimed, (ii) have the assets of the Issuer or any other Guarantor first be used and depleted as payment of the Issuer’s or such Guarantor’s obligations hereunder prior to any amounts being claimed from or paid by such Guarantor hereunder and (iii) require that the Issuer be sued prior to an action being initiated against such Guarantor.

(e)        Each Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder, the Trustee or the Collateral Agent to any security held for payment of the Guaranteed Obligations.

(f)        Except as expressly set forth in Sections 8.01, 10.02, 10.03 and 10.06, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim (other than payment in full) of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by (i) the failure of any Holder, the Trustee or the Collateral Agent to assert any claim or demand or to enforce any remedy under this Indenture, the Securities, any Security Document or any other agreement, (ii) any waiver or modification of any thereof, (iii) any default, failure or delay, willful or otherwise, in the performance of the obligations, or (iv) any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity.

(g)        Except as expressly set forth in Sections 8.01 and 10.03, each Guarantor agrees that its Guarantee shall remain in full force and effect until payment in full of its Guaranteed Obligations. Except as expressly set forth in Sections 8.01 and 10.03, each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Issuer or otherwise.

(h)        In furtherance of the foregoing and not in limitation of any other right that any Holder, the Trustee or the Collateral Agent has at law or in equity against any Guarantor by virtue hereof, at any time when an Event of Default pursuant to Section 6.01(a) or 6.01(b) has occurred and is continuing or upon the failure of the Issuer to perform or comply with any other Guaranteed Obligation, each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee in accordance with this Indenture, forthwith pay, or cause to be paid, in cash, to the Holders, the Trustee or the Collateral Agent an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by applicable law) and (iii) all other monetary obligations of the Issuer then due to the Holders, the Trustee and the Collateral Agent in respect of the Guaranteed Obligations.

(i)         Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. Each Guarantor further agrees that, as between it, on the one hand, and the Holders, the Trustee and the Collateral Agent, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of any Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Section 10.01.

(j)         Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee, the Collateral Agent or any Holder in enforcing any rights under this Section 10.01.

(k)        Each Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 10.02.  Limitation on Liability. Each Guarantor and, by its acceptance of Securities, each Holder hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor does not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, can be guaranteed hereby without rendering the Guarantee, as it relates to such Guarantor, void or voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. Each Guarantor that makes a payment under its Guarantee shall be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective maximum liability of all the Guarantors at the time of such payment.

SECTION 10.03.  Releases. A Guarantee as to any Guarantor shall terminate and be of no further force or effect and such Guarantor shall be deemed to be automatically and unconditionally released from all obligations under this Article 10 upon:

(a)        the sale, disposition, exchange or other transfer (including through merger, amalgamation, consolidation or otherwise) of the Capital Stock of the applicable Guarantor if (x) such sale, disposition, exchange or other transfer is made to a Person that is not the Issuer or a

Restricted Subsidiary in a manner not in violation of this Indenture and (y) after giving effect to such sale, disposition, exchange or other transfer, such Guarantor is no longer a Restricted Subsidiary;

(b)        the Issuer designating such Guarantor to be an Unrestricted Subsidiary in accordance with the provisions set forth in Section 4.04 and the definition of “Unrestricted Subsidiary”;

(c)        the consolidation or merger of any Guarantor with and into the Issuer or another Guarantor that is the surviving Person in such consolidation or merger or upon the liquidation of such Guarantor following the transfer of all of its assets to the Issuer or another Guarantor; or

(d)        the Issuer’s exercise of the Issuer’s legal defeasance option or covenant defeasance option in accordance with Section 8.01 or if the obligations of the Issuer and such Guarantor under this Indenture are discharged in accordance with the terms of this Indenture.

SECTION 10.04.  Successors and Assigns.  This Article 10 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Trustee, the Collateral Agent and the Holders and their successors and assigns and, in the event of any transfer or assignment of rights by any Holder, the Collateral Agent or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 10.05.  No Waiver. Neither a failure nor a delay on the part of the Trustee, the Collateral Agent or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee, the Collateral Agent and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits that any of them may have under this Article 10 at law, in equity, by statute or otherwise.

SECTION 10.06.  Modification. No modification, amendment or waiver of any provision of this Article 10, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

SECTION 10.07.  Execution of Supplemental Indenture for Future Guarantors. Each Person that is required to become a Guarantor after the Issue Date pursuant to Section 4.12 shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit C pursuant to which such Person shall become a Guarantor under this Article 10 and shall guarantee the Guaranteed Obligations. In the case where a supplemental indenture is entered into under this Section 10.07 solely for purposes of adding a Guarantor, no Opinion of Counsel shall be required; provided, that if the Trustee so requests, an Officers’ Certificate that all conditions precedent to execution have been satisfied shall be delivered.

SECTION 10.08.  No Impairment. The failure to endorse a Guarantee on any Security shall not affect or impair the validity thereof. If an Officer whose signature is on this Indenture or the notation of Guarantee no longer holds that office at the time the Trustee authenticates the Securities, the Guarantee shall be valid nevertheless.

SECTION 10.09.  Benefits Acknowledged. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the guarantee and waivers made by it pursuant to its Guarantee are knowingly made in contemplation of such benefits.

ARTICLE 11

SECURITY DOCUMENTS

SECTION 11.01.  Collateral and Security Documents. The due and punctual payment of the principal of and interest on the Securities and any related fees contemplated by this Indenture when and as the same shall be due and payable, whether on an Payment Date, at Stated Maturity, or by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest on the Securities and any related fees contemplated by this Indenture and performance of all other Guaranteed Obligations of the Issuer and the Guarantors to the Holders, the Trustee or the Collateral Agent under this Indenture, the Securities and the Security Documents, according to the terms hereunder or thereunder, shall be secured as provided in the Security Documents, which define the terms of the Liens that secure the Guaranteed Obligations. The Trustee and the Issuer hereby acknowledge and agree that the Collateral Agent holds the Collateral in trust for the benefit of the Trustee and the Holders, in each case pursuant to the terms of the Security Documents. Each Holder, by accepting a Security, appoints U.S. Bank National Association as Collateral Agent and consents and agrees to the terms of the Security Documents (including the provisions providing for the possession, use, release and foreclosure of Collateral) as the same may be in effect or may be amended from time to time in accordance with their respective terms and this Indenture, and authorizes and directs the Trustee to enter into the Security Documents and to bind the Holders to the terms thereof and to perform its obligations and exercise its rights thereunder in accordance therewith. The Issuer shall deliver to the Trustee (if it is not then also appointed and serving as Collateral Agent) copies of all documents delivered to the Collateral Agent pursuant to the Security Documents, and will do or cause to be done all such acts and things as may be reasonably required by the next sentence of this Section 11.01, to assure and confirm to the Trustee and the Collateral Agent the Liens on the Collateral contemplated hereby, by the Security Documents or by any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed. The Issuer shall take, and shall cause the Guarantors to take, any and all actions reasonably required to cause the Security Documents to create and maintain at all times, as security for the Obligations of the Issuer and the Guarantors hereunder, a valid and enforceable perfected Lien on all of the Collateral (subject to the terms of the Security Documents), in favor of the Collateral Agent for the benefit of the Trustee and the Holders under the Security Documents. Notwithstanding anything to the contrary in this Indenture or any Security Document, in no event shall the Collateral Agent be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or other Liens intended to be created by this Indenture or the Security Documents (including the filing or continuation of any Uniform Commercial Code financing or continuation statements or similar documents or instruments), nor shall the Collateral Agent be responsible for, and the Collateral Agent makes no representation regarding, the validity, effectiveness or priority of any of the Security Documents or the security interests or other Liens intended to be created thereby.

SECTION 11.02.  Recordings and Opinions. The Issuer and the Guarantors shall furnish to the Collateral Agent and the Trustee on or before the time when the Issuer is required to provide annual financials pursuant to Section 4.02 with respect to the preceding fiscal year an Opinion of Counsel:

(i)        stating substantially to the effect that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of Liens under the Security Documents on Article 9 Collateral as necessary to maintain the perfection of such Liens; or

(ii)       to the effect that, in the opinion of such counsel, no such action is necessary to maintain to maintain the perfection of such Liens.

SECTION 11.03.  Release of Collateral.

(a)        Subject to Sections 11.03(b) and 11.04, the Collateral may be released from the Liens and security interest created by the Security Documents at any time or from time to time in accordance with the provisions of the Security Documents or as provided hereby. The Issuer and the Guarantors will be entitled to a release of assets included in the Collateral from the Liens securing the Securities, and the Trustee shall promptly release, or instruct the Collateral Agent to promptly release, as applicable, the Issuer and/or such Guarantors from such Liens at the Issuer’s sole cost and expense, under one or more of the following circumstances:

(1)        to enable the Issuer or any Restricted Subsidiary to sell, exchange or otherwise dispose of any of the Collateral to any Person other than the Issuer or any Guarantor (but excluding any transaction subject to Article 5 where the recipient is required to become the obligor on the Securities or a Guarantee) to the extent not prohibited by this Indenture, including Section 4.06;

(2)        in the case of a Guarantor that is released from its Guarantee with respect to the Securities in accordance with this Indenture, the release of the Collateral owned by such Guarantor;

(3)        in respect of the Collateral owned by a Guarantor, upon the designation of such Guarantor to be an Unrestricted Subsidiary in accordance with Section 4.04 and the definition of “Unrestricted Subsidiary”; or

(4)        pursuant to an amendment, supplement or waiver in accordance with Article 9.

Upon receipt of an Officers’ Certificate certifying that all conditions precedent under this Indenture and the Security Documents, if any, to such release have been met and any necessary or proper (as determined by the Issuer) instruments of termination, satisfaction or release have been prepared by the Issuer, the Collateral Agent shall promptly execute, deliver or acknowledge (at the Issuer’s expense) such instruments or releases to evidence the release of any Collateral permitted to be released pursuant to this Indenture or the Security Documents.

(b)        At any time when a Default or Event of Default has occurred and is continuing and the maturity of the Securities has been accelerated (whether by declaration or otherwise) and the Trustee (if not then also appointed and serving as Collateral Agent) has delivered a notice of acceleration to the Collateral Agent, no release of Collateral pursuant to the provisions of this Indenture or the Security Documents will be effective as against the Holders.

SECTION 11.04.  Permitted Releases Not To Impair Lien. The release of any Collateral from the terms hereof and of the Security Documents or the release of, in whole or in part, the Liens created by the Security Documents, will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral or Liens are released pursuant to the applicable Security Documents and the terms of this Article 11. Each of the Holders acknowledges that a release of Collateral or a Lien in accordance with the terms of the Security Documents and of this Article 11 will not be deemed for any purpose to be in contravention of the terms of this Indenture.

SECTION 11.05.  Suits To Protect the Collateral. Subject to the provisions of Article 7, at any time that an Event of Default has occurred and is continuing, the Trustee in its sole discretion and without the consent of the Holders, on behalf of the Holders, may or may direct the Collateral Agent to take all actions it deems necessary or appropriate in order to:

(a)        enforce any of the terms of the Security Documents; and

(b)        collect and receive any and all amounts payable in respect of the Guaranteed Obligations of the Issuer hereunder.

Subject to the provisions of the Security Documents, at any time that an Event of Default has occurred and is continuing, the Trustee shall have the power (but not the obligation) to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of any of the Security Documents or this Indenture, and such suits and proceedings as the Trustee, in its sole discretion, may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Lien on the Collateral or be prejudicial to the interests of the Holders or the Trustee).

SECTION 11.06.  Authorization of Receipt of Funds by the Trustee Under the Security Documents. The Trustee is authorized (a) to receive any funds for the benefit of the Holders distributed under the Security Documents and (b) to make further distributions of such funds to the Holders according to the provisions of this Indenture.

SECTION 11.07.  Purchaser Protected. In no event shall any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Collateral Agent or the Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor shall any purchaser or other transferee of any property or rights permitted by this Article 11 to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or the applicable Guarantor to make any such sale or other transfer.

SECTION 11.08.  Powers Exercisable by Receiver or Trustee. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article 11 upon the Issuer or a Guarantor with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuer or a Guarantor or of any officer or officers thereof required by the provisions of this Article 11; and if the Trustee shall be in the possession of the Collateral under any provision of this Indenture, then such powers may be exercised by the Trustee.

SECTION 11.09.  Release Upon Termination of the Issuer’s Obligations. In the event that the Issuer delivers to the Trustee an Officers’ Certificate certifying that (i) payment in full of the principal of, together with premium, if any, and accrued and unpaid interest on, the Securities and all other Obligations with respect to the Securities under this Indenture, the Guarantees and the Security Documents that are due and payable at or prior to the time such principal, together with premium, if any, and accrued and unpaid interest (including additional interest, if any), and any other applicable amounts, are paid, (ii) all the Obligations under this Indenture, the Securities and the Security Documents have been satisfied and discharged by complying with the provisions of Article 8 or (iii) the Issuer shall have exercised its legal defeasance option or its covenant defeasance option, in each case in compliance with the provisions of Article 8, the Trustee shall deliver to the Issuer and the Collateral Agent a notice stating that the Trustee, on behalf of the Holders, disclaims and gives up any and all rights it has in or to the Collateral (other than with respect to funds held by the Trustee pursuant to Article 8), and any rights it has under the Security Documents, and upon receipt by the Collateral Agent of such notice, the Collateral Agent shall be deemed not to hold a Lien in the Collateral on behalf of the Trustee and shall do or cause to be done all acts reasonably requested by the Issuer to release such Lien as soon as is reasonably practicable.

SECTION 11.10.  Collateral Agent.

(a)        U.S. Bank National Association shall initially act as Collateral Agent and shall be authorized to appoint co-Collateral Agents as necessary in its sole discretion. Except as otherwise explicitly provided herein or in the Security Documents, neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. Notwithstanding any provision to the contrary contained elsewhere in this Indenture or the Security Documents, the duties of the Collateral Agent shall be ministerial and administrative in nature, and the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Indenture and in the Security Documents to which the Collateral Agent is a party, nor shall the Collateral Agent have or be deemed to have any trust or other fiduciary relationship with the Trustee, any Holder, the Issuer or any Guarantor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Indenture or the Security Documents or shall otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” or “Agent” in this Indenture and the Security Documents with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any of its officers, directors, employees or agents shall be responsible for any act or failure to act hereunder, except for its own willful misconduct or gross negligence (as determined by a final, non-appealable order of a court of competent jurisdiction).

(b)        The Collateral Agent is authorized and directed to (i) enter into the Security Documents, (ii) bind the Holders on the terms as set forth in the Security Documents and (iii) perform and observe its obligations under the Security Documents.

(c)        The Collateral Agent shall act pursuant to the instructions of the Holders and the Trustee with respect to the Security Documents and the Collateral. For the avoidance of doubt, the Collateral Agent shall have no discretion under this Indenture or the Security Documents and shall not be required to make or give any determination, consent, approval, request or direction without the written direction of the requisite Holders or the Trustee, as applicable. After the occurrence of an Event of Default, the Trustee may direct the Collateral Agent in connection with any action required or permitted by this Indenture or the Security Documents.

(d)        The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Collateral Agent shall have received written notice from the Trustee, a Holder or the Issuer referring to this Indenture, describing such Default or Event of Default and stating that such notice is a “notice of default”. The Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested by the Trustee or the Holders of a majority in aggregate principal amount of the Securities subject to this Article 11.

(e)        No provision of this Indenture or any Security Document shall require the Collateral Agent (or the Trustee) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or to take or omit to take any action hereunder or thereunder or take any action at the request or direction of Holders (or the Trustee in the case of the Collateral Agent) if it shall have reasonable grounds for believing that repayment of such funds is not assured to it. Notwithstanding anything to the contrary contained in this Indenture or the Security Documents, in the event the Collateral Agent is entitled or required to commence an action to foreclose or otherwise exercise its remedies to acquire control or possession of the Collateral, the Collateral Agent shall not be required to commence any such action, exercise any remedy, inspect or conduct any studies of any property or take any such other action if the Collateral Agent has determined that the Collateral Agent may incur personal liability as a result of the presence at, or release on or from, the Collateral or such property of any hazardous substances unless the Collateral Agent has received security or indemnity from the Holders in an amount and in a form all satisfactory to the Collateral Agent in its sole discretion, protecting the Collateral Agent from all such liability. The Collateral Agent shall at any time be entitled to cease taking any action described in this Section 11.10(e) if it no longer reasonably deems any indemnity, security or undertaking from the Issuer or the Holders to be sufficient.

(f)        The Collateral Agent shall not be responsible in any manner to any of the Trustee or any Holder for the validity, effectiveness, genuineness, enforceability or sufficiency of this Indenture or the Security Documents or for any failure of the Issuer, any Guarantor or any other party to this Indenture or the Security Documents to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to the Trustee or any Holder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Indenture or the Security Documents or to inspect the properties, books or records of the Issuer or the Guarantors.

(g)        The parties hereto and the Holders hereby agree and acknowledge that the Collateral Agent shall not assume, be responsible for or otherwise be obligated for any liabilities, claims, causes of action, suits, losses, allegations, requests, demands, penalties, fines, settlements, damages (including foreseeable and unforeseeable), judgments, expenses and costs (including any remediation, corrective action, response, removal or remedial action, or investigation, operations and maintenance or monitoring costs, for personal injury or property damages, real or personal) of any kind whatsoever, pursuant to any environmental law as a result of this Indenture or the Security Documents or any actions taken pursuant hereto or thereto. Further, the parties hereto and the Holders hereby agree and acknowledge that, in the exercise of its rights under this Indenture and the Security Documents, the Collateral Agent may hold or obtain indicia of ownership primarily to protect the security interest of the Collateral Agent in the Collateral and that any such actions taken by the Collateral Agent shall not be construed as or otherwise constitute any participation in the management of such Collateral.

(h)        Upon the receipt by the Collateral Agent of a written request of the Issuer signed by two Officers pursuant to this Section 11.10(h) (a “Security Document Order”), the Collateral Agent is hereby authorized to execute and enter into, and shall execute and enter into, without the further consent of any Holder or the Trustee, any Security Document to be executed after the Issue Date. Such Security Document Order shall (i) state that it is being delivered to the Collateral Agent pursuant to, and is a Security Document Order referred to in, this Section 11.10(h) and (ii) instruct the Collateral Agent to execute and enter into such Security Document. Any such execution of a Security Document shall be at the direction and expense of the Issuer, upon delivery to the Collateral Agent of an Officers’ Certificate and an Opinion of Counsel

stating that all conditions precedent to the execution and delivery of such Security Document have been satisfied. The Holders, by their acceptance of the Securities, hereby authorize and direct the Collateral Agent to execute such Security Documents.

(i)         The Collateral Agent’s resignation or removal shall be governed by provisions equivalent to Section 7.07(a), Section 7.07(b), Section 7.07(c), Section 7.07(d) and Section 7.07(f).

(j)         The Collateral Agent shall be entitled to all of the protections, immunities, indemnities, rights and privileges of the Trustee set forth in this Indenture, and all such protections, immunities, indemnities, rights and privileges shall apply to the Collateral Agent in its roles under any Security Document, whether or not expressly stated therein.

ARTICLE 12

MISCELLANEOUS

SECTION 12.01.  Notices.

(a)        Any notice or communication required or permitted hereunder shall be in writing and delivered in person, via facsimile, via electronic mail, via overnight courier or via first-class mail addressed as follows:

if to the Issuer or a Guarantor:

VIVUS, Inc.
900 East Hamilton Avenue, Suite 550
Campbell, California 95008
Attention: Chief Financial Officer and General Counsel
Electronic mail: cfo@vivus.com;
                         generalcounsel@vivus.com

if to the Trustee or to the Collateral Agent:

U.S. Bank National Association
Corporate Trust Services
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Alison Nadeau (VIVUS, Inc. Indenture)
Facsimile: 617-603-6683

The Issuer or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications. Any notice, direction, request or demand hereunder to or upon the Trustee or the Collateral Agent shall be deemed to have been sufficiently given or made, for all purposes, upon actual receipt by the Trustee or the Collateral Agent if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office or sent electronically in PDF format.

(b)        Any notice or communication mailed to a Holder shall be mailed, first-class mail, to the Holder at the Holder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed. Any notice or communication to be delivered to a Holder of Global Securities shall be delivered in accordance with the applicable procedures of the Depository and shall be sufficiently given to such Holder if so delivered to the Depository within the time prescribed.

(c)        Failure to provide a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given and provided, whether or not the addressee receives it, except that notices to the Trustee are effective only if received.

(d)        Notwithstanding any other provision of this Indenture or any Security, where this Indenture or any Security provides for notice of any event (including any notice of repurchase) to a Holder (whether by mail or otherwise), such notice shall be sufficiently given (in the case of a Global Security) if given to the Depository (or its designee) pursuant to the standing instructions from the Depository or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depository.

SECTION 12.02.  Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Trustee to take or refrain from taking any action under this Indenture, the Issuer shall furnish to the Trustee at the request of the Trustee:

(a)        an Officers’ Certificate to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(b)        an Opinion of Counsel to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.03.  Statements Required in Certificate or Opinion. Each Officers’ Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 4.02(b)) shall include:

(a)        a statement that the Person making such certificate or opinion has read such covenant or condition;

(b)        a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)        a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)        a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with; provided,  however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers’ Certificate or certificates of public officials.

SECTION 12.04.  When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuer, any Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any Guarantor shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination. Notwithstanding the foregoing, if any such Person or Persons owns 100% of the Securities, such Securities shall not be so disregarded as aforesaid.

SECTION 12.05.  Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of the Holders. The Registrar and a Paying Agent may make reasonable rules for their functions.

SECTION 12.06.  Legal Holidays. If a Payment Date is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue on any amount that would have been otherwise payable on such Payment Date if it were a Business Day for the intervening period. If a Record Date is not a Business Day, the Record Date shall not be affected.

SECTION 12.07.  Governing Law; Submission to Jurisdiction; Waiver of Immunity.  THIS INDENTURE, THE SECURITIES AND THE SECURITY DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR TO SUCH STATUTE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT LOCAL LAW GOVERNS THE CREATION, PERFECTION, PRIORITY OR ENFORCEMENT OF SECURITY INTERESTS. The Issuer, the Guarantors, the Trustee and, by its acceptance of a Security, each Holder (and holder of beneficial interests in a Security) hereby submit to the non-exclusive jurisdiction of the federal and state courts of competent jurisdiction in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Indenture or the transactions contemplated hereby. To the extent that the Issuer or any Guarantor may in any jurisdiction claim for itself or its assets immunity (to the extent such immunity may now or hereafter exist, whether on the grounds of sovereign immunity or otherwise) from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process (whether through service of notice or otherwise), and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), such Issuer or Guarantor, as applicable, irrevocably agrees with respect to any matter arising under this Indenture for the benefit of the Holders not to claim, and irrevocably waives, such immunity to the full extent permitted by the laws of such jurisdiction.

SECTION 12.08.  No Recourse Against Others. No director, officer, employee, manager, incorporator or holder of any Equity Interests in the Issuer or in any Guarantor, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Securities, this Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the U.S. federal securities laws, and it is the view of the SEC that such a waiver is against public policy.

SECTION 12.09.  Successors. All agreements of the Issuer and each Guarantor in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.10.  Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 12.11.  Table of Contents; Headings. The table of contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 12.12.  Indenture Controls. If and to the extent that any provision of the Securities limits, qualifies or conflicts with a provision of this Indenture, such provision of this Indenture shall control.

SECTION 12.13.  Severability. In case any provision in this Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 12.14.  Currency of Account; Conversion of Currency; Currency Exchange Restrictions.

(a)        U.S. Dollars are the sole currency of account and payment for all sums payable by the Issuer and the Guarantors under or in connection with the Securities, the Guarantees and this Indenture, including damages related thereto. Any amount received or recovered in a currency other than U.S. Dollars by a Holder (whether as a result of, or as a result of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise) in respect of any sum expressed to be due to it from the Issuer or a Guarantor shall only constitute a discharge to the Issuer or any such Guarantor to the extent of the U.S. Dollar amount, which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that U.S. Dollar amount is less than the U.S. Dollar amount expressed to be due to the recipient under the applicable Securities, the Issuer and the Guarantors shall indemnify it against any loss sustained by it as a result as set forth in Section 12.14(b). In any event, the Issuer and the Guarantors shall indemnify the recipient against the cost of making any such purchase. For the purposes of this Section 12.14, it will be sufficient for the Holder of a Security to certify in a satisfactory manner (indicating sources of information used) that it would have suffered a loss had an actual purchase of U.S. Dollars been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of U.S. Dollars on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above).

(b)        The Issuer and the Guarantors, jointly and severally, covenant and agree that the following provisions shall apply to conversion of currency in the case of the Securities, the Guarantees and this Indenture:

(i)        if for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the “Judgment Currency”) an amount due in any other currency (the “Base Currency”), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine);

(ii)       if there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Issuer and the Guarantors will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Base Currency originally due; and

(iii)      in the event of the winding-up of the Issuer or any Guarantor at any time while any amount or damages owing under the Securities, the Guarantees and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Issuer and the Guarantors shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (A) the date as of which the non-U.S. currency equivalent of the amount due or contingently due under the Securities, the Guarantees and this Indenture (other than under this subsection (b)(iii)) is calculated for the purposes of such winding-up and (B) the final date for the filing of proofs of claim in such winding-up (which shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Issuer or such Guarantor may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereof).

(c)        The obligations contained in this Section 12.14 shall constitute separate and independent obligations from the other obligations of the Issuer and the Guarantors under this Indenture, shall give rise to separate and independent causes of action against the Issuer and the Guarantors, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or either of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Issuer or any Guarantor for a liquidated sum in respect of amounts due hereunder (other than under subsection (b)(iii) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Issuer or any Guarantor or the liquidator or otherwise or any of them. In the case of subsection (b)(iii) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

(d)        For purposes of this Section 12.14, the term “rate(s) of exchange” shall mean the rate of exchange quoted by Reuters at 10:00 a.m. (New York City time) for spot purchases of the Base Currency with the Judgment Currency other than the Base Currency and includes any premiums and costs of exchange payable.

SECTION 12.15.  Tax Matters.

(a)        The Issuer has entered into this Indenture, and the Securities will be issued, with the intention that, for all tax purposes, the Securities will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Holder and beneficial owner of Securities, agree to treat the Securities as indebtedness for all tax purposes.

(b)        The Issuer shall not be obligated to pay any additional amounts to the Holders or beneficial holder of Securities as a result of any withholding or deduction for, or on account of, any present or future taxes imposed on payments in respect of the Securities. If a Global Security is issued, in accordance with the procedures of the Depository, the Issuer shall (or shall direct the Trustee in writing to) request the Securities to be coded as eligible for the “portfolio interest exemption”. If Definitive Securities are issued, each Holder shall deliver to the Issuer a properly completed IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI or other applicable IRS form or, in the case of a Holder or beneficial holder of Securities claiming the exemption from U.S. federal withholding tax under Section 871(h) of the Code or Section 881(c) of the Code with respect to payments of “portfolio interest”, the appropriate properly completed IRS form together with a certificate substantially in the form of Exhibit E. Any such IRS Form W-8BEN or IRS Form W-8BEN-E shall specify whether the Holder or beneficial holder of Securities to whom the form relates is entitled to the benefits of any applicable income tax treaty.

(c)        If Definitive Securities are issued, (i) if any withholding tax is imposed on the Issuer’s payment under the Securities to any Holder or beneficial holder of Securities, such tax shall reduce the amount otherwise distributable to such Holder or beneficial holder, as the case may be, (ii) the Trustee is hereby authorized and directed to retain from amounts otherwise distributable to any Holder or beneficial holder of Securities sufficient funds for the payment of any withholding tax that is legally owed by the Issuer (but such authorization shall not prevent the Trustee from contesting any such withholding tax in appropriate proceedings and withholding payment of such tax, if permitted by applicable law, pending the outcome of such proceedings) and (iii) the amount of any withholding tax imposed with respect to any Holder or beneficial holder of Securities shall be treated as cash distributed to such Holder or beneficial holder, as the case may be, at the time it is withheld by the Trustee and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a payment under the Securities, the Trustee may (but shall have no obligation to) withhold such amounts in accordance with this Section 12.15. Nothing herein shall impose an obligation on the part of the Trustee to determine the amount of any tax or withholding obligation on the part of the Issuer or in respect of the Securities.

SECTION 12.16.  USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each Person that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act.

SECTION 12.17.  WAIVER OF TRIAL BY JURY. EACH OF THE ISSUER, EACH GUARANTOR, THE TRUSTEE AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 12.18.  Limited Incorporation of the TIA. This Indenture is not subject to the mandatory provisions of the TIA. The provisions of the TIA are not incorporated by reference in or made part of this Indenture unless specifically provided herein.

SECTION 12.19.  No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Issuer or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

{Remainder of page intentionally left blank}

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

VIVUS, INC.

By:
Name:
Title:

{Signature Page to the Indenture}

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By
Name:
Title:

{Signature Page to the Indenture}

APPENDIX A

PROVISIONS RELATING TO SECURITIES

1.         Definitions.

1.1       Definitions.

For the purposes of this Appendix A, the following terms shall have the meanings indicated below (and if not defined in this Appendix A, capitalized terms used herein shall have the meaning set forth in this Indenture):

“Accredited Investor” means an “accredited investor” as defined in subclause (1), (2), (3) or (7) of Rule 501 that is not (i) a QIB or (ii) a Person other than a U.S. Person that acquires Securities in reliance on Regulation S.

“Clearstream” means Clearstream Banking, S.A.

“Definitive Security” means a certificated Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“Global Securities Legend” means the legend set forth in Section 2.2(f)(ii) herein.

“Global Security” means a certificated Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that includes the Global Securities Legend. The term “Global Securities” includes Rule 144A Global Securities and Regulation S Global Securities.

“Purchase Agreement” means the Purchase Agreement dated April 30, 2018, among the Issuer and the purchaser(s) party thereto.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Securities” means all Securities offered and sold outside the United States in reliance on Regulation S.

“Restricted Period”, with respect to any Regulation S Securities, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S) in

A-1

reliance on Regulation S, notice of which day shall be promptly given by the Issuer to the Trustee, and (b) the date of issuance of such Securities.

“Restricted Securities Legend” means the legend set forth in Section 2.2(f)(i) herein.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Securities” means all Securities privately placed with QIBs.

“Rule 501” means Rule 501(a) under the Securities Act.

“Rule 506” means Rule 506 under the Securities Act.

“Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depository) or any successor person thereto, who shall initially be the Trustee.

“Transfer Restricted Definitive Securities” means Definitive Securities that bear or are required to bear or are subject to the Restricted Securities Legend.

“Transfer Restricted Global Securities” means Global Securities that bear or are required to bear or are subject to the Restricted Securities Legend.

“Unrestricted Definitive Securities” means Definitive Securities that are not required to bear, and are not subject to, the Restricted Securities Legend.

“Unrestricted Global Securities” means Global Securities that are not required to bear, and are not subject to, the Restricted Securities Legend.

“U.S. Person” means a “U.S. person” as defined in Regulation S.

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1.2       Other Definitions.

Term:	Defined in Section:

Agent Members	2.1(b)
Regulation S Global Securities	2.1(b)
Rule 144A Global Securities	2.1(b)

2.         The Securities.

2.1       Form and Dating; Global Securities.

(a)        Issuance and Transfers. The Securities issued by the Issuer will be (i) privately placed by the Issuer pursuant to the Purchase Agreement and (ii) sold initially only to (1) QIBs, (2) Persons other than U.S. Persons in reliance on Regulation S and (3) Accredited Investors. Such Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and Accredited Investors.

(b)        Global Securities. (i) Except as provided in clause (c) below, Rule 144A Securities initially shall be represented by one or more Securities in definitive, fully registered, global form without interest coupons (collectively, the “Rule 144A Global Securities”).

Regulation S Securities initially shall be represented by one or more Securities in fully registered, global form without interest coupons (collectively, the “Regulation S Global Securities”), which shall be registered in the name of the Depository for the accounts of designated agents holding on behalf of Euroclear or Clearstream.

The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Securities that are held through Euroclear or Clearstream.

The Global Securities shall bear the Global Securities Legend. The Global Securities initially shall (i) be registered in the name of the Depository, in each case for credit to an account of an Agent Member, (ii) be delivered to the Securities Custodian and (iii) bear the Restricted Securities Legend.

Members of, or direct or indirect participants in, the Depository (collectively, the “Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Securities. The Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository, or impair, as between the Depository and its Agent

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Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

The Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.1 or Section 2.2 herein. The Issuer, at its sole cost and expense, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

(ii)       Transfers of Global Securities shall be limited to transfer in whole, but not in part, to the Depository. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Definitive Securities only in accordance with the applicable rules and procedures of the Depository and the provisions of Section 2.2 herein. In addition, a Global Security shall be exchangeable for Definitive Securities if (x) the Depository (1) notifies the Issuer that it is unwilling or unable to continue as depository for such Global Security and the Issuer thereupon fails to appoint a successor depository or (2) has ceased to be a clearing agency registered under the Exchange Act or (y) there shall have occurred and be continuing an Event of Default with respect to such Global Security. In all cases, Definitive Securities delivered in exchange for any Global Security or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository in accordance with its customary procedures.

(iii)      In connection with the transfer of a Global Security as an entirety to beneficial owners pursuant to Section 2.1(b)(ii) herein, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.

(iv)       Any Transfer Restricted Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.2 herein shall, except as otherwise provided in Section 2.2 herein, bear the Restricted Securities Legend.

(v)        Notwithstanding the foregoing, through the Restricted Period, a beneficial interest in a Regulation S Global Security may be held only through Euroclear or Clearstream unless delivery is made in accordance with the applicable provisions of Section 2.2 herein.

(vi)       The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities.

(c)        Definitive Securities. To the extent that the purchaser of a Security is an Accredited Investor or otherwise cannot or opts not to hold a beneficial interest in a Global Security, then such Security shall be represented by one or more Definitive Securities.

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2.2       Transfer and Exchange.

(a)        Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except as set forth in Section 2.1(b) herein. Global Securities will not be exchanged by the Issuer for Definitive Securities except under the circumstances described in Section 2.1(b)(ii) herein. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 2.08 and 2.10 of this Indenture. Beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.2(b) herein or Section 2.2(g) herein.

(b)        Transfer and Exchange of Beneficial Interests in Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depository, in accordance with the provisions of this Indenture and the applicable rules and procedures of the Depository. Beneficial interests in Transfer Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers and exchanges of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(i)         Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Transfer Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Transfer Restricted Global Security in accordance with the transfer restrictions set forth in the Restricted Securities Legend; provided,  however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than to a QIB in reliance on Rule 144A). A beneficial interest in an Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.2(b)(i).

(ii)       All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests in any Global Security that is not subject to Section 2.2(b)(i) herein, the transferor of such beneficial interest must deliver to the Registrar (1) a written order from an Agent Member given to the Depository in accordance with the applicable rules and procedures of the Depository directing the Depository to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the applicable rules and procedures of the Depository containing information regarding the Agent Member account to be credited with such increase. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security pursuant to Section 2.2(g) herein.

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(iii)      Transfer of Beneficial Interests to Another Transfer Restricted Global Security. A beneficial interest in a Transfer Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Transfer Restricted Global Security if the transfer complies with the requirements of Section 2.2(b)(ii) herein and the Registrar receives the following:

(A)       if the transferee will take delivery in the form of a beneficial interest in a Rule 144A Global Security, then the transferor must deliver a certificate in the form attached to the applicable Security; and

(B)       if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Security, then the transferor must deliver a certificate in the form attached to the applicable Security.

(iv) Transfer and Exchange of Beneficial Interests in a Transfer Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in a Transfer Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.2(b)(ii) herein and the Registrar receives the following:

(A)       if the holder of such beneficial interest in a Transfer Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form attached to the applicable Security; or

(B)       if the holder of such beneficial interest in a Transfer Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form attached to the applicable Security, and, in each such case, if the Issuer or the Registrar so requests or if the applicable rules and procedures of the Depository so require, an Opinion of Counsel in form reasonably acceptable to the Issuer and the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Securities Legend are no longer required in order to maintain compliance with the Securities Act. If any such transfer or exchange is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Security has not yet been issued, the Issuer shall issue and, upon receipt of a written order of the Issuer in the form of an Officers’ Certificate, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred or exchanged pursuant to this subparagraph (iv).

(v)        Transfer and Exchange of Beneficial Interests in an Unrestricted Global Security for Beneficial Interests in a Transfer Restricted Global Security. Beneficial

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interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Transfer Restricted Global Security.

(c)        Transfer and Exchange of Beneficial Interests in Global Securities for Definitive Securities. A beneficial interest in a Global Security may not be exchanged for a Definitive Security except under the circumstances described in Section 2.1(b)(ii) herein. A beneficial interest in a Global Security may not be transferred to a Person who takes delivery thereof in the form of a Definitive Security except under the circumstances described in Section 2.1(b)(ii) herein or Section 2.1(c) herein.

(d)        Transfer and Exchange of Definitive Securities for Beneficial Interests in Global Securities. Transfers and exchanges of Definitive Securities for beneficial interests in Global Securities also shall require compliance with either subparagraph (i), (ii), (iii) or (iv) below, as applicable:

(i)         Transfer Restricted Definitive Securities to Beneficial Interests in Transfer Restricted Global Securities. If any Holder of a Transfer Restricted Definitive Security proposes to exchange such Transfer Restricted Definitive Security for a beneficial interest in a Transfer Restricted Global Security or to transfer such Transfer Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in a Transfer Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

(A)       if the Holder of such Transfer Restricted Definitive Security proposes to exchange such Transfer Restricted Definitive Security for a beneficial interest in a Transfer Restricted Global Security, a certificate from such Holder in the form attached to the applicable Security;

(B)       if such Transfer Restricted Definitive Security is being transferred to a QIB in accordance with Rule 144A, a certificate from such Holder in the form attached to the applicable Security;

(C)       if such Transfer Restricted Definitive Security is being transferred to a Person that is not a U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate from such Holder in the form attached to the applicable Security;

(D)       if such Transfer Restricted Definitive Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate from such Holder in the form attached to the applicable Security; and

(E)       if such Transfer Restricted Definitive Security is being transferred to the Issuer or a Subsidiary thereof, a certificate from such Holder in the form attached to the applicable Security;

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the Trustee shall cancel the Transfer Restricted Definitive Security, and increase or cause to be increased the aggregate principal amount of the appropriate Transfer Restricted Global Security.

(ii)       Transfer Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Transfer Restricted Definitive Security may exchange such Transfer Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security or transfer such Transfer Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if the Registrar receives the following:

(A)       if the Holder of such Transfer Restricted Definitive Security proposes to exchange such Transfer Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form attached to the applicable Security; or

(B)       if the Holder of such Transfer Restricted Definitive Security proposes to transfer such Transfer Restricted Definitive Security to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form attached to the applicable Security, and, in each such case, if the Issuer or the Registrar so requests or if the applicable rules and procedures of the Depository so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Securities Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of this subparagraph (ii), the Trustee shall cancel the Transfer Restricted Definitive Securities and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security. If any such transfer or exchange is effected pursuant to this subparagraph (ii) at a time when an Unrestricted Global Security has not yet been issued, the Issuer shall issue and, upon receipt of an written order of the Issuer in the form of an Officers’ Certificate, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted Definitive Securities transferred or exchanged pursuant to this subparagraph (ii).

(iii)      Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Unrestricted Definitive Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities. If any such transfer or exchange is effected pursuant to this subparagraph (iii) at a time when an Unrestricted Global Security has not yet been issued, the Issuer shall issue and, upon

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receipt of a written order of the Issuer in the form of an Officers’ Certificate, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of Unrestricted Definitive Securities transferred or exchanged pursuant to this subparagraph (iii).

(iv)       Unrestricted Definitive Securities to Beneficial Interests in Transfer Restricted Global Securities. An Unrestricted Definitive Security cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a beneficial interest in a Transfer Restricted Global Security.

(e)        Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder’s compliance with the provisions of this Section 2.2(e), the Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.2(e):

(i)         Transfer Restricted Definitive Securities to Transfer Restricted Definitive Securities. A Transfer Restricted Definitive Security may be transferred to and registered in the name of a Person who takes delivery thereof in the form of a Transfer Restricted Definitive Security if the Registrar receives the following:

(A)       if the transfer will be made pursuant to Rule 144A, a certificate in the form attached to the applicable Security;

(B)       if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, a certificate in the form attached to the applicable Security;

(C)       if the transfer will be made pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate in the form attached to the applicable Security;

(D)       if the transfer will be made to an Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (A) through (C) above, a certificate in the form attached to the applicable Security and a Transferee Letter of Representation in the form of Exhibit B to this Indenture; and

(E)       if such transfer will be made to the Issuer or a Subsidiary thereof, a certificate in the form attached to the applicable Security.

(ii)       Transfer Restricted Definitive Securities to Unrestricted Definitive Securities. Any Transfer Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person who takes

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delivery thereof in the form of an Unrestricted Definitive Security if the Registrar receives the following:

(1)        if the Holder of such Transfer Restricted Definitive Security proposes to exchange such Transfer Restricted Definitive Security for an Unrestricted Definitive Security, a certificate from such Holder in the form attached to the applicable Security; or

(2)        if the Holder of such Transfer Restricted Definitive Security proposes to transfer such Transfer Restricted Definitive Security to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form attached to the applicable Security, and, in each such case, if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Securities Legend are no longer required in order to maintain compliance with the Securities Act.

(iii)      Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of an Unrestricted Definitive Security may transfer such Unrestricted Definitive Security to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security at any time. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

(iv)       Unrestricted Definitive Securities to Transfer Restricted Definitive Securities. An Unrestricted Definitive Security cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a Transfer Restricted Definitive Security.

At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be retained and canceled by the Trustee in accordance with Section 2.11 of this Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

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(f)        Legends.

(i)         Each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OFFERED FOR SALE OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EXEMPTION FROM SUCH REGISTRATION THEREUNDER AND ANY OTHER APPLICABLE SECURITIES LAW REGISTRATION REQUIREMENTS. EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE (1) REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND, IF SUBSEQUENT TO THE INITIAL ACQUISITION HEREOF, IS PURCHASING THIS NOTE IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN ACCREDITED INVESTOR AS DEFINED IN SUBPARAGRAPH (a)(1), (a)(2), (a)(3) or (a)(7) OF RULE 501 UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), HAS SUFFICIENT KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE PURCHASE OF THIS NOTE AND IS ABLE AND PREPARED TO BEAR THE ECONOMIC RISK OF INVESTING IN AND HOLDING THIS NOTE, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO AN ENTITY IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (C) TO PERSONS OR ENTITIES OTHER THAN U.S. PERSONS, INCLUDING DEALERS OR OTHER PROFESSIONAL FIDUCIARIES IN THE UNITED STATES ACTING ON A DISCRETIONARY BASIS FOR NON-U.S. BENEFICIAL OWNERS (OTHER THAN AN ESTATE OR TRUST), IN OFFSHORE TRANSACTIONS IN RELIANCE UPON, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT OR (D) TO AN ACCREDITED INVESTOR THAT IS PURCHASING THIS NOTE OR AN INTEREST HEREIN, AS THE CASE MAY BE, FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND (3) AGREES THAT IT

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WILL GIVE TO EACH PERSON OR ENTITY TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED, THAT THE ISSUER AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (2)(D) OF THIS PARAGRAPH TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE REFERRED TO HEREINAFTER CONTAINS A PROVISION REQUIRING THE REGISTRAR APPOINTED THEREUNDER TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY SUBMITTING A WRITTEN REQUEST TO VIVUS, INC., 900 EAST HAMILTON AVENUE, SUITE 550, CAMPBELL, CALIFORNIA 95008, ATTENTION: CHIEF FINANCIAL OFFICER AND GENERAL COUNSEL.

THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER, AND, IN ADDITION, EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE AGREES TO COMPLY WITH THE TRANSFER RESTRICTIONS SET FORTH IN SUCH INDENTURE, AND FURTHER ACKNOWLEDGES AND AGREES TO THE PROVISIONS SET FORTH IN SUCH INDENTURE.

(ii)       Each Global Security shall bear the following legend:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER.

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(g)        Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 of this Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

(h)        Obligations with Respect to Transfers and Exchanges of Securities.

(i)         To permit registrations of transfers and exchanges, the Issuer shall execute, and the Trustee shall authenticate, Definitive Securities and Global Securities at the Registrar’s request.

(ii)        No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 3.06, 4.08, 4.22 and 9.04 of this Indenture).

(iii)       Prior to the due presentation for registration of transfer of any Security, the Issuer, the Trustee, a Paying Agent or the Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuer, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

(iv)       All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

(i)         No Obligation of the Trustee.

(i)         The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, the Depository or any other Person with respect to the accuracy of the records of the Depository or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under

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or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to the Holders under the Securities shall be given or made to the registered Holders (which shall be the Depository in the case of a Global Security). Except as may be otherwise permitted pursuant to Section 2.14 of the Indenture, the rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, its participants and any beneficial owners.

(ii)       The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

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EXHIBIT A

{FORM OF SECURITY}

NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OFFERED FOR SALE OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EXEMPTION FROM SUCH REGISTRATION THEREUNDER AND ANY OTHER APPLICABLE SECURITIES LAW REGISTRATION REQUIREMENTS. EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE (1) REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND, IF SUBSEQUENT TO THE INITIAL ACQUISITION HEREOF, IS PURCHASING THIS NOTE IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN ACCREDITED INVESTOR AS DEFINED IN SUBPARAGRAPH (a)(1), (a)(2), (a)(3) or (a)(7) OF RULE 501 UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), HAS SUFFICIENT KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE PURCHASE OF THIS NOTE AND IS ABLE AND PREPARED TO BEAR THE ECONOMIC RISK OF INVESTING IN AND HOLDING THIS NOTE, (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO AN ENTITY IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (C) TO PERSONS OR ENTITIES OTHER THAN U.S. PERSONS, INCLUDING DEALERS OR OTHER PROFESSIONAL FIDUCIARIES IN THE UNITED STATES ACTING ON A DISCRETIONARY BASIS FOR NON-U.S. BENEFICIAL OWNERS (OTHER THAN AN ESTATE OR TRUST), IN OFFSHORE TRANSACTIONS IN RELIANCE UPON, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT OR (D) TO AN ACCREDITED INVESTOR THAT IS PURCHASING THIS NOTE OR AN INTEREST HEREIN, AS THE CASE MAY BE, FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON OR ENTITY TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED, THAT THE ISSUER AND THE TRUSTEE SHALL HAVE THE

RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (2)(D) OF THIS PARAGRAPH TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE REFERRED TO HEREINAFTER CONTAINS A PROVISION REQUIRING THE REGISTRAR APPOINTED THEREUNDER TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY SUBMITTING A WRITTEN REQUEST TO VIVUS, INC., 900 EAST HAMILTON AVENUE, SUITE 550, CAMPBELL, CALIFORNIA 95008, ATTENTION: CHIEF FINANCIAL OFFICER AND GENERAL COUNSEL.

THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER, AND, IN ADDITION, EACH PERSON OR ENTITY THAT ACQUIRES OR ACCEPTS THIS NOTE OR AN INTEREST HEREIN BY SUCH ACQUISITION OR ACCEPTANCE AGREES TO COMPLY WITH THE TRANSFER RESTRICTIONS SET FORTH IN SUCH INDENTURE, AND FURTHER ACKNOWLEDGES AND AGREES TO THE PROVISIONS SET FORTH IN SUCH INDENTURE.

{Global Securities Legend}

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREINAFTER.

{FORM OF SECURITY}

No.____	$__________

10.375% Senior Secured Note due 2024

CUSIP No._____

ISIN No._______

VIVUS, Inc., a Delaware corporation (the “Issuer”), promises to pay to {Cede & Co.}{__________}, or its registered assigns, the principal sum {of $________ Dollars}{listed on the Schedule of Increases or Decreases in Global Security attached hereto}1 on or before June 30, 2024 as set forth in this Security.

Payment Dates: March 31, June 30, September 30 and December 31 (each, a “Payment Date”)

Record Dates: March 15, June 15, September 15 and December 15 (each, a “Record Date”)

Additional provisions of this Security are set forth on the following pages of this Security.

1         Use the Schedule of Increases or Decreases language if Security is in Global Form.

IN WITNESS WHEREOF, the undersigned has caused this Instrument to be duly executed.

VIVUS, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION U.S. BANK NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

By:
Authorized Signatory
Date:__________

10.375% Senior Secured Note due 2024

1.         Interest and Payments of Principal

(a)        VIVUS, Inc., a Delaware corporation (the “Issuer”), shall pay interest on the outstanding principal amount of this Security at the rate per annum shown above.

(b)        The Issuer shall pay interest quarterly in arrears on each Payment Date, commencing on September 30, 2018, or on the succeeding Business Day if any such date is not a Business Day. Interest on this Security shall accrue on the outstanding principal amount thereof from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from [   ], 2018 until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. The Issuer shall pay interest on the outstanding principal at the rate borne by the Securities plus 2.625% per annum during the continuance of an Event of Default and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

(c)        The Securities will mature on June 30, 2024.

(d)        This Security is one of a series of Securities aggregating up to $120,000,000 in original principal amount. On each Payment Date, commencing on June 30, 2021, or on the succeeding Business Day if any such date is not a Business Day, the Issuer shall pay to the Holders (x) an installment of principal of the Securities in accordance with the table below corresponding to the applicable Payment Date, where the applicable percentage is the percentage of (i) the initial aggregate principal amount of Original Securities issued on the Issue Date plus (ii) the initial aggregate principal amount of any Additional Conditional Securities issued on their date of issuance minus (iii) the aggregate principal amount of Securities redeemed or repurchased pursuant to the Indenture prior to such Payment Date, plus (y) a fee equal to 1.00% of the principal paid on such Payment Date:

Payment Date	Amount
June 30, 2021	7.69%
September 30, 2021	7.69%
December 31, 2021	7.69%
March 31, 2022	7.69%
June 30, 2022	7.69%
September 30, 2022	7.69%
December 31, 2022	7.69%
March 31, 2023	7.69%
June 30, 2023	7.69%
September 30, 2023	7.69%
December 31, 2023	7.69%
March 31, 2024	7.69%
June 30, 2024	All remaining outstanding principal of the Securities at such date

All payments calculated from the principal installment percentages set forth above shall be rounded to two decimal places.

2.         Method of Payment

The Issuer shall pay interest on the Securities (except defaulted interest) and payments of installments of principal and any related fees contemplated by the Indenture to the Persons who are registered Holders at the close of business on the Record Date immediately preceding the related Payment Date even if Securities are canceled after such Record Date and on or before such Payment Date (whether or not a Business Day). Holders must surrender Securities to the Paying Agent to collect principal payments (other than payments of installments of principal). The Issuer shall pay principal, premium, if any, and interest and any related fees contemplated by the Indenture in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. {Payments in respect of the Securities (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depositary.}2{The Issuer shall make all payments in respect of the Securities (including principal, premium, if any, and interest) at the office of the Paying Agent, except that, at the option of the Issuer, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided,  however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).}3

3.         Paying Agent and Registrar

Initially, U.S. Bank National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer or any of its domestically organized Wholly Owned Restricted Subsidiaries may act as Paying Agent or Registrar.

4.         Indenture

The Issuer issued the Securities under the Indenture dated as of [    ], 2018 (the “Indenture”) among the Issuer, the guarantors that may be party thereto from time to time, the Trustee and the Collateral Agent. The terms of the Securities include those stated in the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and the Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. If and to the extent that any provision of the Securities limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

2         Include in a Global Security.

3         Include in a Definitive Security.

The Securities are senior secured obligations of the Issuer. This Security is one of the Securities referred to in the Indenture. The Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuer and its Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of the Issuer and such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and dispose of assets. The Indenture also imposes limitations on the ability of the Issuer and each Guarantor to consolidate, amalgamate or merge with or into any other Person or convey, transfer or lease all or substantially all of their property.

To guarantee the due and punctual payment of the principal of and interest on the Securities and all other amounts payable by the Issuer under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantors have, jointly and severally, irrevocably and unconditionally guaranteed the Guaranteed Obligations on a senior secured basis pursuant to the terms of the Indenture.

5.         Optional Redemption

The Issuer may redeem the Securities at its option, in whole at any time or in part from time to time, on any Business Day specified by the Issuer prior to [    ], 2020 (the “First Call Date”), on not less than 30 days’ nor more than 60 days’ prior written notice delivered to each Holder, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus the Applicable Premium, plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Payment Date), plus a fee equal to 1.00% of the principal amount paid on such redemption date.

The Issuer may redeem the Securities at its option, in whole at any time or in part from time to time, on any Business Day specified by the Issuer on or after the First Call Date, on not less than 30 days’ nor more than 60 days’ prior written notice delivered to each Holder, at the following redemption prices (expressed as a percentage of outstanding principal amount of the Securities being redeemed), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Payment Date), plus a fee equal to 1.00% of the principal amount paid on such redemption date, for the following periods:

Period	Redemption Price
From and including the First Call Date to and including [ ], 2021	104.00%
From and including [ ], 2021 to and including [ ], 2022	101.00%
From and including [ ], 2022 and thereafter	100.00%

“Applicable Premium” means, with respect to any Security (or portion thereof) to be redeemed on any redemption date, the amount, if any, by which (a) the sum of (1) 105% of the amount of principal of such Security to be redeemed plus (2) the present value at such redemption date of all required interest payments due on the amount of principal of such Security to be redeemed through the First Call Date (excluding accrued but unpaid interest, if any, to the redemption date), computed using a discount rate equal to the Treasury Rate in respect of such redemption date plus 50 basis points, exceeds (b) the amount of principal of such Security to be redeemed. The Trustee shall have no duty to calculate or verify the calculation of the Applicable Premium.

“Treasury Rate” means,  in respect of any redemption date, the weekly average yield as of such redemption date of actually traded United States Treasury securities adjusted to a constant maturity of three months (as compiled and published in the most recent Federal Reserve Statistical Release H.15 that has become publicly available at least two Business Days prior to such redemption date (or, if such Federal Reserve Statistical Release H.15 is no longer published, any publicly available source of similar market data)).

Notice of any redemption may, at the Issuer’s discretion, be revocable and be subject to one or more conditions precedent, including the receipt by the Trustee, on or prior to the redemption date, of money sufficient to pay the principal of, and premium, if any, and interest on, the Securities being redeemed and any related fees contemplated by the Indenture.

6.         Notice of Redemption

Written notice of redemption pursuant to paragraph 5 will be provided at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with a Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date, interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.         Sinking Fund

The Securities are not subject to any sinking fund.

8.         Repurchase of Securities at the Option of the Holders upon Change of Control and Receipt of Special Proceeds

Upon the occurrence of a Change of Control, each Holder shall have the right, subject to certain conditions specified in the Indenture, to cause the Issuer to repurchase all or any part of such Holder’s Securities at a repurchase price in cash equal to the redemption price set forth in paragraph 5 that would be applicable to the Securities at the time of such Change of Control, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of the Holders of record on the relevant Record Date to receive interest due on the related Payment Date), plus a fee equal to 1.00% of the principal amount repurchased on such date of repurchase, as provided in, and subject to the terms of, the Indenture.

In accordance with, and subject to the terms of, Section 4.22 of the Indenture, the Issuer will be required to offer to repurchase Securities upon the receipt of Special Proceeds.

9.         Security

The Securities will be secured by the Collateral on the terms and subject to the conditions set forth in the Indenture and the Security Documents. The Collateral Agent holds the Collateral in trust for the benefit of the Trustee and the Holders, in each case pursuant to the Security Documents. Each Holder, by accepting this Security, consents and agrees to the terms of the Security Documents (including the provisions providing for the foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with their terms and the Indenture and authorizes and directs each of the Trustee and the Collateral Agent to enter into the Security Documents, and to perform its obligations and exercise its rights thereunder in accordance therewith.

10.       Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of $250,000 and any integral multiple of $1,000 in excess thereof. The registration of transfer of or exchange of Securities shall be done in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

11.       Persons Deemed Owners

Subject to Section 2.14 of the Indenture, the registered Holder of this Security shall be treated as the owner of it for all purposes.

12.       Unclaimed Money

If money for the payment of principal or interest or any related fees contemplated by the Indenture remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Issuer at its written request unless an abandoned property law designates another Person. After any such payment, the Holders entitled to the money must look to the Issuer for payment as general creditors and the Trustee and Paying Agent shall have no further liability with respect to such monies.

13.       Discharge and Defeasance

Subject to certain conditions set forth in the Indenture, the Issuer at any time may terminate some of or all its obligations under the Securities and the Indenture if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities and any related fees contemplated by the Indenture to redemption or maturity, as the case may be.

14.       Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (x) the Indenture, the Securities or any Security Document may be amended with the written consent of the Holders of a majority in principal amount of the Securities then outstanding (voting as a single class) and (y) any past default or compliance with any provisions may be waived with the written consent of the Holders of a majority in principal amount of the Securities then outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer, the Collateral Agent, the Guarantors and the Trustee may amend the Indenture, the Securities or any Security Document (i) to cure any ambiguity, omission, mistake, defect or inconsistency; (ii) to provide for the assumption by a Successor Company of the obligations of the Issuer under the Indenture and the Securities in accordance with the terms of the Indenture; (iii) to provide for the assumption by a Successor Guarantor of the obligations of a Guarantor under the Indenture and its Guarantee; (iv) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided,  however, that the uncertificated Securities are issued in registered form for purposes of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and United States Treasury Regulation Section 5f.103-1(c); (v) to add additional Guarantees or co-obligors with respect to the Securities (including any local law guarantee limitations applicable to any Guarantee) and to release any Guarantees in accordance with the terms of the Indenture; (vi) to add to the covenants of the Issuer for the benefit of the Holders or to surrender any right or power conferred in the Indenture upon the Issuer in accordance with the terms of the Indenture; (vii) to comply with any requirement of the SEC in connection with qualifying or maintaining the qualification of the Indenture under the TIA (it being agreed that this Indenture need not qualify under the TIA); (viii) to make any change that does not adversely affect the rights of any Holder; (ix) to add additional assets as Collateral to secure the Securities; (x) to provide for the issuance of Additional Conditional Securities in accordance with the Indenture; (xi) to amend the provisions of the Indenture relating to the transfer and legending of Securities as permitted by the Indenture, including to facilitate the issuance of the Securities and the administration of the Indenture; provided,  however, that (A) compliance with the Indenture as so amended would not result in Securities being transferred in violation of the Securities Act or any other applicable securities law and (B) such amendment does not materially and adversely affect the rights of Holders to transfer Securities (as certified by the Issuer in an Officers’ Certificate to the Trustee); or (xii) to release Collateral from the Lien pursuant to the Indenture and the Security Documents when permitted or required by the Indenture or the Security Documents.

15.       Defaults and Remedies

If an Event of Default (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Issuer) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Securities by notice to the Issuer may, and if such notice is given by the Holders such notice shall be given to the Issuer and the Trustee, declare that the principal of, and the premium, if any, and accrued but unpaid interest on, all the Securities and any related fees contemplated by the Indenture is due and payable. Upon such a declaration, such principal and interest and any related fees contemplated by the Indenture shall be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Issuer occurs, the principal of, and the premium, if any, and accrued but unpaid interest on, all the Securities and any related fees contemplated by the Indenture shall ipso facto become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the Securities may rescind any such acceleration with respect to the Securities and its consequences.

Except to enforce the right to receive payment of principal, premium (if any) or interest and any related fees contemplated by the Indenture when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder gives the Trustee written notice stating that an Event of Default is continuing, (ii) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy, (iii) such Holder or Holders offer to the Trustee security or indemnity satisfactory to it against any loss, liability or expense, (iv) the Trustee does not comply with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with such request during such 60-day period. Subject to certain restrictions set forth in the Indenture, the Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or, subject to the Indenture, that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

16.       Trustee Dealings with the Issuer

Subject to certain limitations imposed by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

17.       No Recourse Against Others

No director, officer, employee, manager, incorporator or holder of any Equity Interests in the Issuer or in any Guarantor, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability.

18.       Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on this Security.

19.       Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20.       Governing Law

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR TO SUCH STATUTE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

21.       CUSIP Numbers; ISINs

The Issuer has caused CUSIP numbers and ISINs to be printed on the Securities and has directed the Trustee to use CUSIP numbers and ISINs in notices (including notices of redemption) as a convenience to the Holders. No representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

The Issuer will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture, which has in it the text of this Security.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

__________________________________________________________________________________________

(Print or type assignee’s name, address and zip code)

__________________________________________________________________________________________

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him or her.

Date:    ___________  Your Signature:______________________

Sign exactly as your name appears on this Security.

Signature Guarantee:________________________________________________________

Date:_______________________________	_____________________________________
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER OF RESTRICTED SECURITIES

This certificate relates to $_________ principal amount of Securities held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐                                 has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐                                 has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d)(1) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer or a Subsidiary thereof; or
(2)	☐	to the Registrar for registration in the name of the Holder, without transfer; or
(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or
(4)	☐

inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on such Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐

outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period; or

(6)	☐

to an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements and, if applicable, an Opinion of Counsel; or
(7)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided,  however, that if box (5), (6) or (7) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuer or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Date:    ________        Your Signature:___________________________

Signature Guarantee:_____________________________________

Date:_______________________________	_____________________________________
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on such Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to such Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by such Rule 144A.

Dated:_____________________

NOTICE: To be executed by an executive officer

{TO BE ATTACHED TO GLOBAL SECURITIES}

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $______________. The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security repurchased by the Issuer pursuant to Section 4.08 (Change of Control) or Section 4.22 (Special Proceeds) of the Indenture, check the box:

Change of Control ☐	Special Proceeds ☐

If you want to elect to have only part of this Security repurchased by the Issuer pursuant to Section 4.08 (Change of Control) or Section 4.22 (Special Proceeds) of the Indenture, state the amount ($2,000 or any integral multiple of $1,000 in excess thereof): $

Date:   _____________             Your Signature:__________________________

(Sign exactly as your name appears on this Security)

Signature Guarantee:_______________________________________

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee

EXHIBIT B

{FORM OF}

TRANSFEREE LETTER OF REPRESENTATION

VIVUS, Inc.
900 East Hamilton Avenue, Suite 550
Campbell, California 95008
Attention: Chief Financial Officer and General Counsel
Electronic mail: cfo@vivus.com; generalcounsel@vivus.com

U.S. Bank National Association, as trustee (the “Trustee”)
Corporate Trust Services
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Alison Nadeau
Facsimile: 617-603-6683

Ladies and Gentlemen:

This certificate is delivered to request a transfer of $______ principal amount of the 10.375% Senior Secured Notes due 2024 (the “Securities”) of VIVUS, Inc. (the “Issuer”)

Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name: ________________________

Address: _____________________

Taxpayer ID Number: __________

The undersigned represents and warrants to you that:

1.         We are an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)), purchasing for our own account or for the account of such an “accredited investor” for investment purposes at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, and any accounts for which we are acting, are each able and prepared to bear the economic risk of our or its investment.

2.         We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are

B-1

purchasing Securities to offer, sell or otherwise transfer such Securities only (a) to an entity that we reasonably believe is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of such Rule 144A, (b) outside the United States in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (c) to the Issuer or any of its subsidiaries or (d) to an “accredited investor” in the case of each of clauses (a) through (d) in accordance with any applicable securities laws of any state of the United States. In addition, we will, and each subsequent holder is required to, notify any purchaser of the Securities of the resale restrictions set forth above. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (d) above prior to the date that is one year after the later of the date of original issue and the last date on which either the Issuer or any affiliate of the Issuer was the owner of the Securities (the “Resale Restriction Termination Date”), the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuer and the Trustee, which shall provide, among other things, that the transferee is an “accredited investor” and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuer and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (b) or (d) above to require the delivery of an Opinion of Counsel, certifications or other information satisfactory to the Issuer and the Trustee.

Dated: ____________________

TRANSFEREE: ____________________,

By:

B-2

EXHIBIT C

{FORM OF}

SUPPLEMENTAL INDENTURE

This SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of _______, 20__ is among the new guarantor named in the signature pages hereto (the “Guarantor”), a subsidiary of VIVUS, Inc. (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) under the Indenture referred to below.

W I T N E S S E T H :

WHEREAS the Issuer has heretofore executed and delivered to the Trustee and the Collateral Agent an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of June 8, 2018, providing for the issuance of the Issuer’s 10.375% Senior Secured Notes due 2024 (the “Securities”);

WHEREAS Section 4.12 of the Indenture provides that under certain circumstances the Issuer is required to cause the Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantor shall guarantee the Issuer’s Obligations under the Securities and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein and in the Indenture; and

WHEREAS, pursuant to Section 9.01(v) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture without notice to or consent of any Holder.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.         Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined, except that the term “Holders” in this Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.         Agreement to Guarantee. The Guarantor hereby, jointly and severally with any other guarantor existing under the Indenture, irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety on a senior basis to each Holder and to the Trustee and its successors and assigns the Guaranteed Obligations, on the terms and subject to the conditions set forth in Article 10 of the Indenture, and agrees to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.

3.         Releases. The Guarantee of the Guarantor shall terminate and be of no further force or effect, and the Guarantor shall be deemed to be released from all obligations in respect of its Guarantee, as provided in Section 10.03 of the Indenture.

4.         Notices. All notices or other communications to the Guarantor shall be given as provided in Section 12.01 of the Indenture.

5.         Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended and supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore and hereafter existing shall be bound hereby.

6.         Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR TO SUCH STATUTE), WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

7.         No Recourse Against Others. No past, present or future director, officer, employee, manager, incorporator, agent or holder of any Equity Interests in the Issuer or of the Guarantors or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer and the Guarantors under the Securities, the Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

8.         Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

9.         Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

10.       Effect of Headings. The Section headings herein are for convenience of reference only and shall not affect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

{GUARANTOR}

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT

By:
Name:
Title:

EXHIBIT D

PAYMENT SUBORDINATION TERMS

SECTION 1.01. Subordination of Liabilities. {___________}1 (the “Debtor”), for itself, and its successors and assigns, covenants and agrees, and {___________}2 (the “Creditor”) covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the {__________}3 (the “Subordinated Indebtedness”) is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of Senior Indebtedness (as defined in Section 1.07 of this Exhibit).

SECTION 1.02. Debtor Not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances.

(a) Upon the maturity of any applicable Senior Indebtedness (including interest thereon, premium, if any, or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Exhibit) owing in respect thereof shall first be paid in full in cash, before any payment (whether in cash, property, securities or otherwise) is made on account of the Subordinated Indebtedness.

(b) The Debtor may not, directly or indirectly, make any payment of any Subordinated Indebtedness or acquire any Subordinated Indebtedness for cash or property until all applicable Senior Indebtedness has been paid in full in cash if any default or Event of Default under such Senior Indebtedness is then in existence or would result therefrom. Each Creditor hereby agrees that, so long as any such default or Event of Default exists, it will not ask, demand, sue for, or otherwise take, accept or receive, any amounts owing in respect of the Subordinated Indebtedness.

(c) In the event that, notwithstanding the provisions of the preceding subsections (a) and (b) of this Section 1.02, the Debtor shall make a payment on account of (or any Creditor receives any payment on account of) the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a) or (b), such payment shall be held by such Creditor, in trust for the benefit of, and shall be paid forthwith over and delivered, to the applicable {Agent(s)}4 for application pro rata to the payment of all such applicable Senior Indebtedness (after giving effect to the relative priorities of such Senior Indebtedness) remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness,

1         Reference issuer, guarantor, borrower, payor, maker or other obligor/debtor, as applicable.

2         Reference note holder, lender, payee or other obligee/creditor, as applicable.

3         Reference the subordinated indebtedness

4         Reference administrative agent, trustee, paying agent or other agent/representative of the Senior Indebtedness, as applicable after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

SECTION 1.03. Subordination to Prior Payment of Senior Indebtedness, Dissolution, Liquidation or Reorganization of Debtor. Upon any distribution of assets of the Debtor upon dissolution, winding up, liquidation or reorganization of the Debtor in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors:

(a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before any Creditor is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness; and

(b) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Debtor of any kind or character, whether they be cash, property or securities, shall be received by the Creditor on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall forthwith be paid over to the holders of the applicable Senior Indebtedness (after giving effect to the relative priorities of such Senior Indebtedness) remaining unpaid or unprovided for or their representative(s) or to the applicable {Agent(s)}, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

SECTION 1.04. Subrogation. Subject to the prior payment in full in cash of all applicable Senior Indebtedness, each Creditor shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Debtor applicable to such Senior Indebtedness until all amounts owing on the Subordinated Indebtedness shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of such Senior Indebtedness by or on behalf of the Debtor or by or on behalf of any Creditor by virtue of this Exhibit that otherwise would have been made to a Creditor shall, as between the Debtor, its creditors other than the holders of such Senior Indebtedness, and the Creditor, be deemed to be payment by such Debtor to or on account of such Senior Indebtedness, it being understood that the provisions of this Exhibit are and are intended solely for the purpose of defining the relative rights of the Creditor, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

SECTION 1.05. Obligation of the Debtor Unconditional. Nothing contained in this Exhibit is intended to or shall impair, as between the Debtor and the Creditor, the obligation of the Debtor, which is absolute and unconditional, to pay to the Creditor the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Creditor and other creditors of the Debtor other than the holders of the Senior Indebtedness, nor, except as specifically provided herein, shall anything herein or therein prevent the Creditor from exercising all remedies otherwise permitted by applicable law upon an event of default under the Subordinated Indebtedness, subject to the rights, if any, under this Exhibit of the holders of Senior Indebtedness in respect of cash, property, or securities of the Debtor received upon the exercise of any such remedy. Upon any distribution of assets of the Debtor, each Creditor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Creditor, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Debtor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Exhibit.

SECTION 1.06. Subordination Rights Not Impaired by Acts or Omissions of the Debtor or Creditor of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Debtor or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Debtor with the terms and provisions of the Subordinated Indebtedness, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

SECTION 1.07. Senior Indebtedness. The term “Senior Indebtedness” shall mean (i) the Obligations of the Debtor under the Indenture for the 10.375% Senior Secured Notes due 2024 by and among VIVUS, Inc., a Delaware corporation, as issuer, and U.S. Bank National Association, a national banking association, as indenture trustee (the “Trustee”), among others, and any amendment, renewal, extension, restatement, refinancing or refunding (in whole or in part) thereof and (ii) the Optional Secured Notes, if any. As used herein, the term “Obligation” shall mean all principal, interest, premium, reimbursement obligations, penalties, fees, expenses, indemnities and other liabilities and obligations (including any guaranties of the foregoing liabilities and obligations) payable under the documentation governing any Senior Indebtedness (including interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the documentation with respect thereto, whether or not such interest is an allowed claim against the debtor in any such proceeding).

SECTION 1.08. Miscellaneous. If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made by the Debtor or any other person is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor or such other persons), the subordination provisions set forth herein shall continue to be effective and be reinstated, as the case may be, all as though such payment had not been made.

EXHIBIT E

FORM OF PORTFOLIO INTEREST CERTIFICATE

hereby certifies that:

1.         It is (one must be checked):

(1)        ____    a natural individual person;

(2)        ____    treated as a corporation for U.S. federal income tax purposes;

(3)        ____    disregarded for U.S. federal income tax purposes (in which case a copy of this certificate is completed and signed by its sole beneficial owner); or

(4)        ____    treated as a partnership for U.S. federal income tax purposes (in which case each partner also has completed as to itself and signed a copy of this certificate and an appropriate IRS Form W-8, a copy of each of which is attached, or, if applicable, has completed as to itself and signed an IRS Form W-9, a copy of which is attached).

2.         It is not a bank, as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

3.         It is not a 10-percent shareholder of VIVUS, Inc. (the “Issuer”) within the meaning of Section 871(h)(3) of the Code or Section 881(c)(3)(B) of the Code.

4.         It is not a controlled foreign corporation that is related to the Issuer within the meaning of Section 881(c)(3)(C) of the Code.

{Fill in name of holder}

By:
Name:
Title:
Date:

E-1

SCHEDULE 1

PURCHASERS

Purchaser	Principal Amount of Original Notes	Principal Amount of Additional Notes	Number of Shares of Common Stock Underlying the Warrants	Notice Information
ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP	$91,667,000	$8,333,000	2,750,000

Athyrium Opportunities III
Co-Invest 1 LP
c/o Athyrium Capital Management, LP
530 Fifth Avenue, Floor 25
New York, NY 10036
Telephone: (212) 402-6925
Attention: Andrew C. Hyman and Laurent Hermouet
Email: aof3@athyrium.com
           ahyman@athyrium.com
           lhermouet@athyrium.com

ATHYRIUM OPPORTUNITIES II ACQUISITION LP	$18,333,000	$1,667,000	550,000

Athyrium Opportunities II
Acquisition LP
c/o Athyrium Capital Management, LP
530 Fifth Avenue, Floor 25
New York, NY 10036
Telephone: (212) 402-6925
Attention: Andrew C. Hyman and Laurent Hermouet
Email: aof2@athyrium.com
           ahyman@athyrium.com
           lhermouet@athyrium.com

Schedule 1-1

SCHEDULE 5.1

EXISTING WARRANTS

Holder	Grant Date	Underlying Shares	Exercise Price	Term
Torreya Capital, LLC	02/23/2018	1,500,000	$0.44	5 years
2018 Inducement Equity Incentive Plan	04/30/2018	5,020,000	Closing price on 04/30/2018	7 years
Stockholders of Willow Biopharma Inc.	04/30/2018	3,570,000	Closing price on 04/30/2018	7 years

Schedule 5.1-1

SCHEDULE 5.4

EXISTING SUBSIDIARY

Willow Biopharma Inc.
8865 Woodbine Avenue, Unit D, Suite 137
Markham, Ontario L3R 5G1
Canada

Schedule 5.4-1

SCHEDULE 5.5

CAPITALIZATION

Name of Obligor	Jurisdiction of Organization	Address of Principal Office	Ownership of Subsidiaries
VIVUS UK Limited	United Kingdom	No physical address	100% owned by the Issuer
VIVUS BV	Netherlands	Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	100% owned by the Issuer
Vivus Limited	Bermuda	Clarendon House 2 Church Street Hamilton HM11 Bermuda	100% owned by the Issuer
Vivus International, L.P.	Bermuda	Clarendon House 2 Church Street Hamilton HM11 Bermuda	100% limited partner interests owned by the Issuer; 100% general partnership interests owned by Vivus Limited
Vivus International Limited	Ireland	25-28 North Wall Quay Dublin 1 Ireland	100% owned by the Issuer
Willow Biopharma Inc	Canada	8865 Woodbine Avenue Unit D, Suite 137 Markham Ontario L3R 5G1 Canada	100% owned by the Issuer

None of the entities above has a U.S. taxpayer identification number.

Schedule 5.5-1

SCHEDULE 5.20

PRODUCT AUTHORIZATIONS

PMR 1901-10: The Issuer will not meet its requirement of providing data from a Qsymia® Cardiovascular Outcomes Trial (“CVOT”) in June 2018. The Issuer has been in ongoing dialogue with the FDA since May 2015 regarding the status of the CVOT, and the rationale for reducing the size and scope of or eliminating the need for a CVOT. The Issuer has submitted data from a “real world experience” study of a health claims database to analyze cardiovascular events in patients who used Qsymia® or its components (mono or combination therapy) versus a control group. The CVOT is on hold while the FDA and the Issuer continue their discussions. The official status of this study is listed as “delayed” and there continues to be a requirement to conduct the study.

PMR 1901-02: The Issuer will not submit data for PMR 1901-02 by the stated deadline. The Issuer has been in discussions with the FDA to gain alignment for the final protocol for this adolescent safety and efficacy study protocol. In addition, the Issuer needed to wait for the results of the adolescent PK study. The current status of the study is that the protocol is finalized, CROs selection process is near final, and study drug is being manufactured, with an expected first patient enrolled by the end of 2018.

Schedule 5.20-1

SCHEDULE 5.40

ASSETS OF SUBSIDIARIES

VIVUS BV holds ex-U.S. rights to trademarks for VIVUS and SPEDRA.

Schedule 5.40-1